Exhibit 99.1

ASSET PURCHASE AGREEMENT

by and between

Hana Small Business Lending, Inc.,
a Delaware corporation,

as Seller

and

Open Bank,

a California corporation,

as Purchaser

dated as of January 28, 2021

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TABLE OF CONTENTS
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TABLE OF CONTENTS
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SCHEDULES

Schedule 1.1(c)	SBA Loan Schedule, PPP Loan Schedule, Junior Trust Deed Loan Schedule

Schedule 1.11	Litigation - Seller as Plaintiff

Schedule 2.3	Required Consents

Schedule 2.6	Litigation - Seller as Defendant and Third Party Actions

Schedule 2.8	Exceptions to Loan Level Warranties

EXHIBITS

Exhibit 2.8	Loan Level Warranties

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ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of January 28, 2021, (the “Effective Date”), is executed by and between Hana Small Business Lending, Inc., a Delaware corporation (the “Seller”), and Open Bank, a California corporation (the “Purchaser”).  Certain initially capitalized terms used but not defined in this Agreement have the meanings ascribed to them in Section 9.1.

RECITALS

A.Pursuant to Section 7(a) of the Small Business Act of 1953, as amended (the “Small Business Act”), the United States Small Business Administration (the “SBA”) is authorized to guarantee loans (each an “SBA Guaranteed Loan”) made to small business concerns for the purposes of plant acquisition, construction, conversion or expansion, including the acquisition of land, material, supplies, equipment and working capital, when such small business concerns are not able to obtain financing through conventional lending channels;

B.Seller, in the ordinary course of its business, has originated SBA Guaranteed Loans in compliance with the provisions of the Small Business Act and the rules and regulations thereunder (“SBA Rules and Regulations”), which SBA Guaranteed Loans are evidenced by the SBA Notes in favor of Seller.  The SBA Guaranteed Loans originated and funded by Seller prior to the Effective Date remaining outstanding and unpaid as of the Effective Date and in which Seller continues as of the Effective Date to own any interest are identified on the SBA Loan Schedule (the “SBA Loan Schedule”) attached hereto as a part of Schedule 1.1(c)) (the SBA Guaranteed Loans on Schedule 1.1(c) which remain outstanding and unpaid as of a particular future date are collectively referred to the “Existing SBA Loans”);

C.Seller may continue to originate and fund SBA Guaranteed Loans between the Effective Date and the Closing Date (SBA Guaranteed Loans originated and funded by Seller between the Effective Date and the Closing Date and which remain outstanding and unpaid as of a particular date are collectively referred to as the “New SBA Loans;” and collectively with the Existing SBA Loans as of a particular date, are collectively referred to as the “SBA Loans”);

D.Pursuant to and in accordance with the provisions of the Small Business Act and each applicable Loan Guaranty Agreement (Deferred Participation) (SBA Form 750), a portion of each SBA Guaranteed Loan is guaranteed by the SBA (such portion, a “Guaranteed Interest”);

E.Seller has previously sold certain Guaranteed Interests in the Existing SBA Loans to certain Registered Holders pursuant to Secondary Guaranty Participation Agreements (SBA Form 1086) between such Registered Holders, the SBA, and Seller, and in accordance with such Secondary Guaranty Participation Agreements, the parties hereto acknowledge that the SBA is the party in interest with respect to the Guaranteed Interests.  Seller intends to continue to sell the Guaranteed Interests in the New SBA Loans.  Any New SBA Loans as to which Seller has not completed the sale of the Guaranteed Interest as of the Closing Date are referred to as the “Whole SBA Loans”);

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F.For purposes of this Agreement, the “Unguaranteed Interest” of each SBA Loan means all payments and other recoveries on such SBA Loan not constituting payments with respect to the Guaranteed Interest, the FTA’s Fee, the Additional Fee, Excess Spread or the Required Holdback Amount for such SBA Loan, each as defined in the Transfer and Servicing Agreements;

G.The SBA Loans are serviced by Seller, in its capacity as Servicer, in accordance with the terms of the Transfer and Servicing Agreements, Secondary Guaranty Participation Agreements (SBA Form 1086), and Loan Guaranty Agreements (Deferred Participation) (SBA Form 750) (collectively, the “Existing Servicing Agreements,” and the Existing Servicing Agreements remaining in effect on the Closing Date, the “Servicing Agreements”);

H.Seller previously sold, without recourse, all of its rights, title and interest in and to the Unguaranteed Interests in certain of the SBA Loans to Hana ABS 2016-1, LLC and Hana ABS 2019-1, LLC, respectively (collectively, the “Depositors”), pursuant to the Unguaranteed Interest Sale and Assignment Agreement, dated as of November 10, 2016, between Seller and Hana ABS 2016-1, LLC, and the Unguaranteed Interest Sale and Assignment Agreement, dated as of September 13, 2019, between Seller and Hana ABS 2019-1, LLC (collectively, the “Unguaranteed Interest Sale Agreements”).  Seller continues to own the Unguaranteed Interests in SBA Loans that were not sold pursuant to the Unguaranteed Interest Sale Agreements;

I.The Depositors conveyed the Unguaranteed Interests of the SBA Loans acquired by them pursuant to the Unguaranteed Interest Sale Agreements to the Hana SBL Loan Trust 2016-1 (the “2016 Trust”) and the Hana SBL Loan Trust 2019-1 (“2019 Trust,” and collectively with the 2016 Trust, the “Trusts”), pursuant to the Transfer and Servicing Agreements;

J.Upon the conveyance of the Unguaranteed Interests to the Trusts, the Trusts pledged their interests in the Unguaranteed Interests and certain other assets of the Trusts to the Indenture Trustees pursuant to Indentures dated as of November 10, 2016 and September 13, 2019 (collectively, the “Indentures”), between the applicable Trust and the Indenture Trustee, to secure repayment of the notes issued by the Trusts pursuant to the Indentures (collectively, “Securitized Trust Debt”);

K.On or before the closing of the sale transaction contemplated by this Agreement, Seller intends to cause the Securitized Trust Debt to be paid in full, and following payment in full of the Securitized Trust Debt, the release and termination of the pledge to the Indenture Trustees under the Indentures of any and all Transferred Assets in the Trusts;

L.Seller's right, title and interest in and to the Unguaranteed Interests of SBA Loans not previously sold by Seller to the Depositors and in the Whole SBA Loans and certain other assets of Seller are subject to security interests in favor of East West Bank securing indebtedness owing by Seller to East West Bank.  The secured indebtedness of Seller owing to East West Bank or any successor owner of such indebtedness is referred to as the “Line of Credit Indebtedness.”

M.Seller has also made loans under the SBA’s Payment Protection Program established by the federal Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the “PPP Loans”), which PPP Loans are set forth in the PPP Loan Schedule (the “PPP Loan Schedule”) as a part of Schedule 1.1(c); Seller funded the PPP Loans through a PPP Loan Facility (the “PPPLF”) provided by the United States Treasury and the Federal Reserve Bank (collectively, the “FRB”), and the PPPLF is secured by Seller’s pledge of the PPP Loans to the FRB;

N.Seller has also made four (4) commercial loans to certain Loan Obligors secured by second priority deeds of trust on commercial real estate of such Loan Obligors, which deeds of trust are junior in priority only to the SBA Loans made to such Loan Obligors (the "Junior TD Loans"), which Junior TD Loans are set forth in the Junior TD Loan Schedule (the “Junior TD Loan Schedule”) as a part of Schedule 1.1(c);

O.Seller desires to sell, and Purchaser desires to acquire (i) all of Seller’s rights, title and interest in and to the Unguaranteed Interests of SBA Loans not previously sold by Seller to the Depositors, (ii) all of Seller’s rights, title and interest in and to the Unguaranteed Interests of SBA Loans previously sold by Seller to the Depositors free and clear of the Securitized Trust Debt; (iii) all of Seller’s rights, title, and interest in and to the Whole SBA Loans, if any, (iv) the Loan Servicing Rights with respect to the SBA Loans as described in Section 1.2, including Seller’s servicing rights and fees and rights to recover Servicing Advances accruing after the Closing Date with respect to the SBA Loans, (v) PPP Loans having an aggregate unpaid principal balance not exceeding Seven Million Dollars ($7,000,000.00) (collectively, the “Transferred PPP Loans”), (vi) the Junior TD Loans, and (vii) all other Loan Assets, including, without limitation, the Transferred Files, loans in the pipeline, and all of the books and records described in Section 1.11 (collectively, the assets listed in items (i) through (vii) are referred to as the “Transferred Assets”).

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1
ASSIGNMENTS AND TRANSFERS OF ASSETS

Section 1.1Sale of Loan Assets.

(a)Sale of Transferred Assets.  Subject to the terms and conditions set forth in this Agreement, including issuance of any Required Consents, Seller shall sell, assign and transfer to Purchaser, and Purchaser shall purchase from Seller, all of Seller’s rights, title, and interest in and to the Transferred Assets, free and clear of Liens.  Such conveyance includes, without limitation, (1) Seller’s rights to all payments of principal and interest received on or with respect to the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans after the Closing Date (regardless of when received), and all such payments, deposits (but excluding the Client Deposits and Holdover Deposits shown on the financial statement of Seller to the extent deducted from the Purchase Price pursuant to Section 1.4(a)), and prepayments as to such payments due after the Closing Date but received on or prior to the Closing Date and intended by the related Loan Obligors to be applied after the Closing Date and which were not deducted in determining Unpaid Principal Balances, (2) any and all loan documents and instruments of and for the SBA Loans, Transferred PPP Loans and Junior TD Loans, including each of the items described in Section 1.10 hereof or in Section 2.01 of the Transfer and Servicing Agreements, as applicable (each, an “SBA File,” and, collectively, the “SBA Files”), and Transferred PPP Loans (each, a “PPP File,” and collectively, the “PPP Files”), and Junior TD Loans (each, a “Junior TD File,” and collectively the “Junior TD Loan Files”; the SBA Files, PPP Files and Junior TD Loan Files are sometimes collectively referred to as the

“Transferred Files”), (3) any insurance policies relating to the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans; and (4) Seller’s Liens on any collateral pledged to secure the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans, and Junior TD Loans, and any proceeds of or recoveries with respect to the foregoing paid, realized or collected after the Closing Date.  All of the foregoing described in this Section 1.1(a) are referred to as the “Loan Assets.”

(b)Schedule of Loan Assets.  Purchaser and Seller have agreed upon the Loan Assets to be purchased by Purchaser, and Seller has identified the underlying SBA Loans on Schedule 1.1(c).  Seller will prepare on or prior to the Closing Date a final schedule describing such Loan Assets, taking into account Seller’s interests in New SBA Loans, if any, and payments and payments upon maturity of SBA Loans, Transferred PPP Loans and Junior TD Loans, and taking into account the limitation on PPP Loans which Purchaser will purchase of Seven Million Dollars ($7,000,000.00).

(c)Payments.  Except as otherwise provided in this Agreement, and except to the extent prorated or adjusted between the Parties at Closing, any servicing fees, and any other items of servicing income attributable to the Transferred Assets allocable to any period prior to the Closing, and reimbursements of servicing expenses and servicing advances paid by Seller, shall belong to Seller, and any servicing fees, and any other items of servicing income attributable to the Transferred Assets allocable to any period after the Closing, and reimbursements of servicing expenses and servicing advances paid by Purchaser, shall belong to Purchaser.  After the Closing Date, to the extent that Purchaser receives payments allocable to Seller in accordance with this Agreement and the Closing Agreements (for example, servicing advances and interest allocable to Seller), Purchaser shall promptly account for and turn over such payments to Seller, and to the extent that Seller receives any payments allocable to Purchaser in accordance with this Agreement and the Closing Agreements, Seller shall promptly account for and turn over such payments to Purchaser.

(d)Liens on Unguaranteed Interests Held in Trusts.  As Seller intends to make the redemption payments to pay off the Securitized Trust Debt concurrently with the Closing, it may not be possible to coordinate the redemption and release of the Liens on the Unguaranteed Interests held in the Trusts that are securing the Securitized Trust Debt until after the redemption payments are made.  Seller shall proceed with due diligence to obtain such releases as quickly as possible after the Closing.  Seller’s obligation under the preceding sentence shall survive the Closing.

Section 1.2Loan Servicing Rights.  Subject to the terms and conditions of this Agreement, including any Required Consents, on the Closing Date, Seller shall sell, assign and transfer to Purchaser, and Purchaser shall accept and assume the contract rights, duties and obligations of Seller as servicer with respect to the Loan Assets under the Servicing Agreements, including the rights to receive servicing fees, excess spread and any ancillary income and to recover servicing advances accruing after the Closing Date with respect thereto.  Without limiting the generality of the foregoing, subject to the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, and Purchaser shall accept and assume Seller’s contract rights, duties and obligations of Seller under the existing Transfer and Servicing Agreements.  The contract rights, duties and obligations of Seller to be assumed by Purchaser pursuant to this Section

1.2 are referred to as the “Loan Servicing Rights” of Seller, including the right to receive all servicing fees and ancillary income and to recover servicing advances accruing after the Closing Date with respect to the SBA Loans due and payable after the Closing Date.

Section 1.3Delivery of the Transferred Assets.  Subject to the terms and conditions set forth herein, on the Closing Date, Seller shall execute and deliver to Purchaser, at no additional cost to Purchaser, and where applicable, Purchaser shall execute and deliver the following instruments of transfer and assignment of the Transferred Assets (collectively, the “Transfer and Assignment Documents”), each of which shall be in form and substance mutually satisfactory to Purchaser and Seller, without representation or warranty unless expressly set forth in this Agreement (including the Schedules): (a) an Assignment and Assumption Agreement and Transfer of Loan Servicing Rights (the “Loan Servicing Assignment”) (in which, among other things, the Parties will address transfer of control of trust, custody and escrow funds relating to the Loan Servicing Rights, and Purchaser shall assume any obligations of Seller to depositors of the Client Deposits and Holdover Deposits which are deducted from the Purchase Price pursuant to Section 1.4(a)), and (b) any other instruments of transfer and assignment, including UCC-3 assignments, assignments of deeds of trust, other instruments and agreements of assignment, transfer and conveyance as may be necessary to effect the transfer and assignment of the Transferred Assets to Purchaser.

Section 1.4Purchase Price for Transferred Assets; Deposit.

(a)Purchase Price.  In consideration for the Transferred Assets and other covenants of Seller set forth herein, on the Closing Date, Seller shall accept, and Purchaser shall pay, a cash purchase price (the “Purchase Price”) for the Transferred Assets equal to (i) the unpaid principal balances of the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, and Transferred PPP Loans, as of the Closing Date, minus (ii) Two Million Nine Hundred Fifty Thousand Dollars ($2,950,000.00), and minus (iii) the aggregate amount of Client Deposits, Holdover Deposits, and all other prepayments or deposits received by Seller from Loan Obligors with respect to any of the Loans.  Purchaser shall pay the Purchase Price in cash as provided in Section 1.4(c) by wire transfer of immediately available funds.

(b)Escrow Deposit.  Within two (2) Business Days after the Effective Date, Purchaser shall deposit in escrow (the “Escrow”) with Commerce Escrow, a Division of Opus Bank (“Escrow Holder”) by wire transfer of immediately available funds a deposit in the amount of Five Hundred Thousand Dollars ($500,000.00) (including the interest or other earnings thereon while in escrow, the “Escrow Deposit”), which shall be credited to the Purchase Price.  Purchaser and Seller shall each pay one-half (1/2) of the fee of Escrow Holder.  The Escrow Deposit shall be refunded to Purchaser if this Agreement is terminated for any reason other than under Section 8.1(a)(iii).  If this Agreement is terminated by Seller pursuant to Section 8.1(a)(iii) (which, for the avoidance of doubt, does not include a failure to obtain SBA or other consents through no fault of Purchaser), and Seller timely delivers to Escrow Holder a written demand for payment of the Escrow Deposit, then the Escrow Deposit shall be paid to Seller as liquidated damages, as provided below in this Section 1.4 and in Section 8.1(c).  If Escrow Holder receives a written demand of a Party for payment of the Escrow Deposit, it shall deliver a copy of the demand to the other Party within three (3) Business Days after its receipt of the demand.  If Escrow Holder does not receive a written objection from such other Party to the disbursement of the

Escrow Deposit to the demanding party within five (5) Business Days after the delivery of the copy of the demand to the other Party, Escrow Holder shall be authorized to disburse the Escrow Deposit to the demanding Party.  If Escrow Holder timely receives a written objection from the other Party, Escrow Holder shall at its option either continue to hold the Escrow Deposit in escrow pending receipt of joint instructions from the Parties respecting the disposition of the Escrow Deposit, or Escrow Holder shall interplead the Escrow Deposit.  The Parties agree to enter into a separate escrow agreement with Escrow Holder (the “Escrow Agreement”) consistent with the terms of this Agreement.

(c)Payment of Purchase Price from Escrow.  The Purchase Price (including the Escrow Deposit) shall be paid by Purchaser to Seller at Closing upon satisfaction of all of the conditions precedent set forth in Section 5.1 other than the release and termination by the holders thereof of all Liens on any of the Transferred Assets, including the Liens securing the Securitized Trust Debt, the Line of Credit Indebtedness, and the PPPLF (collectively, the “Lien Releases”).  As part of the Closing, an amount of the Purchase Price equal to the sums necessary to redeem the Securitized Trust Debt and pay in full the Line of Credit Indebtedness and the PPPLF shall either be released from Escrow to pay such amounts.  Within two (2) Business Days after receipt by Purchaser of evidence reasonably satisfactory to it of the delivery and filing, as appropriate, of the Lien Releases, Purchaser shall notify the Escrow Holder in writing of the satisfaction of this Lien Release condition (the “Lien Release Escrow Notice”), at which time Escrow Holder shall promptly cause the balance of the Purchase Price proceeds as held by Escrow Holder to be paid to Seller in immediately available funds.  If Escrow Holder has not received the Lien Release Escrow Notice by the date which is 60 days following the Closing Date, Escrow Holder shall at its option either continue to hold the Purchase Price in escrow pending receipt of joint instructions from the Parties respecting the disposition of the Purchase Price, or Escrow Holder shall interplead the Purchase Price.  The foregoing procedure for the escrow and payment of the Purchase Price shall also be set forth in the Escrow Agreement.

Section 1.5Proration of Interest and Servicing on SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans.  Accrued interest and Servicing Fees on the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans outstanding and unpaid as of the Closing Date shall be prorated between Seller and Purchaser as when received on or after the Closing Date by Seller or Purchaser, with Seller entitled to the accrued interest and Servicing Fees allocable to the Closing Date and periods before the Closing Date, and Purchaser entitled to the accrued interest and Servicing Fees allocable to the period after the Closing Date, based on the relative number of days included in such period through and including the Closing Date and the number of days included in such period after the Closing Date, respectively.  Within three (3) Business Days after receipt by Seller or Purchaser of any payment of accrued interest or Servicing Fees subject to proration hereunder, the recipient shall pay to the other party its share of the payment received by wire transfer of immediately available funds. This Section 1.5 shall survive the Closing.

Section 1.6Delivery of Documents.  In connection with such transfer and assignment of the Transferred Assets hereunder, Seller shall, on the Closing Date, deliver, or cause to be delivered, to Purchaser (or its designee) each of the Transferred Files, including the original documents (or copies where the originals are as of the Closing Date held by a third party custodian) or instruments with respect to each of the Loans.

Section 1.7Changes in Transferred Assets.  The aggregate value of the Transferred Assets may change as a result of, among other things, payments received on the Transferred Assets.  Subject to SBA approval, Seller may sell or make other dispositions of some of the Transferred Assets in the ordinary course consistent with Section 4.1 and without discriminating in a manner adverse to Purchaser, to one or more Persons other than Purchaser.  Seller acknowledges that after the Closing Date, Purchaser shall service the Loans and collect certain fees attributable to the period from and after the Closing Date and shall continue to receive, accept and process payments on the Loans outstanding on the Closing Date.

Section 1.8No Assumption of Pre-Closing Liabilities.  Purchaser is purchasing only the Transferred Assets from Seller, and Seller shall convey the Transferred Assets to Purchaser free and clear of all Liens.  At Closing, Purchaser shall assume only the following specific obligations and liabilities of Seller (the “Assumed Liabilities”) and no others:  (i) the obligation to service the Transferred Assets from and after the Closing Date in accordance with the applicable Servicing Agreements and the requirements of the SBA Rules and Regulations, (ii) Seller’s obligations respecting the Client Deposits and Holdover Deposits owing to the depositors thereof to the extent deducted from the Purchase Price pursuant to Section 1.4(a), and (iii) any other obligation expressly assumed by Purchaser in any Closing Agreements to which it is a party; provided, however, that Purchaser is not, in any case, assuming any obligations or liabilities arising from or relating to:  (A) any Action pending against Seller as of the Closing Date, or (B) for default, legal violations, breaches, repurchase obligations or other acts, errors or omissions of Seller occurring on or before the Closing Date.  Seller shall be responsible for payment of payables to Colson Service Corp. and other payables relating to the servicing of the Loans allocable to periods prior to the Closing Date which are not included in the Assumed Liabilities.

Section 1.9Closing.  Seller and Purchaser agree that the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller, 1000 Wilshire Blvd., 20th Floor, Los Angeles, CA 90017, or such other place as Seller and Purchaser may mutually agree in writing, seven (7) Business Days after each Party has written notice and satisfactory evidence to the Party that all of the conditions in Section 5.1 have been satisfied other than the Lien Releases condition, or the Parties have, or applicable Party has, waived in writing any failure of any such conditions to be satisfied, or such other date as Seller and Purchaser may mutually agree in writing (the “Closing Date”).

Section 1.10Ancillary Assets and Rights Transferred.  On the Closing Date, Seller will assign, transfer and deliver to Purchaser, in addition to the Transferred Files, all other books, records, credit files, correspondence files, credit reports, loan approvals, financial and accounting statements and reports, marketing materials, pending SBA loan applications, customer and contact lists, accounts and other documentation and information pertaining to the ownership, operation and servicing of the Transferred Assets (excluding only materials subject to attorney-client privilege and materials Seller is prohibited from delivering under applicable Law).  No trade names, logos, trademarks, service marks, or trade dress shall be assigned, transferred or conveyed to Purchaser, including the names “Hana”, “Hana Financial, Inc.,” “Hana Small Business Lending, Inc.,” or any similar combination of words, or any trade names, logos trademarks, service marks, or trade dress used by Seller or any of its Affiliates in their other businesses

Section 1.11Pending Litigation.  The subject matter of the litigation actions and any other Actions set forth on Schedule 1.11 in which Seller is the plaintiff relate to Transferred Assets.  Following the Closing Date, Purchaser shall undertake the prosecution of those litigation actions and other Actions to the extent outstanding on the Closing Date and deemed appropriate by Purchaser, and, with respect to such Actions as Purchaser elects to pursue, unless Purchaser decides to engage the existing Seller counsel in such actions, Purchaser shall cause counsel of its selection to be substituted as counsel of record in such actions; provided that no liabilities or obligations of Seller with respect to any such litigation or other Actions shall constitute Assumed Liabilities.  If there are other Actions outstanding on the Closing Date as to which it appears that only Purchaser will have a material interest after the Closing Date, then Seller and Purchaser will discuss and potentially transfer responsibility for prosecuting and defending those cases to Purchaser as well (neither Party being obligated to do so unless it otherwise agrees).  Seller and Purchaser shall execute and deliver as part of the Closing any other documents necessary to transition such Actions to Purchaser, but the same shall constitute Assumed Liabilities only if and to the extend agreed in writing by Purchaser.

Article 2
REPRESENTATIONS AND WARRANTIES OF SELLER

To induce Purchaser to enter into and perform this Agreement, Seller represents and warrants to Purchaser as follows on the date hereof and on the Closing Date.

Section 2.1Organization and Qualification of Seller.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Seller is duly licensed or qualified to do business and in good standing in each jurisdiction in which the ownership or use of its assets or conduct of its business requires it to be so qualified or licensed and in good standing except where any such failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

Section 2.2Authority.  Seller has the corporate power and authority to own its assets, including the Servicing Rights and the Transferred Assets, and to conduct its business as currently conducted.  Seller has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party.  The execution and delivery by Seller, and performance by Seller of its obligations under this Agreement and the Closing Agreements to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Seller and its stockholders, boards, managers or members, as applicable.

Section 2.3No Consents and Approvals.  Except as set forth on Schedule 2.3 (collectively, the “Required Consents”), and except for any application to the SBA which Seller must prepare and file with the SBA to obtain the Required Consents, the execution and delivery of this Agreement by Seller does not, and (upon satisfaction of the conditions set forth in Article 5) the performance of this Agreement and the Closing Agreements by Seller and the consummation by Seller of the transactions contemplated hereby will not:  (i) violate any provision of the certificate of incorporation or bylaws (or any comparable organization document) of Seller; (ii) conflict with or violate any Law, judicial or administrative order, writ, award, judgment, injunction or decree to which Seller is subject; (iii) require Seller to make any filing with, obtain any permit, consent, license or approval of, or give any notice to, any Governmental Authority; (iv) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or right to require repurchase, pursuant to, any material contract to which Seller is a party or by which any of its properties is bound or affected; or (v) result in the creation of any Lien on any of the Transferred Assets, except, in the case of clauses (ii), (iii), and (iv) for such conflicts, violations, filings, permits, consents, licenses, approvals, notices, breaches or conflicts that would not (a) have a Material Adverse Effect or impair the validity or enforceability of this Agreement, any Closing Agreement or any Transferred Asset or (b) prohibit Seller from consummating the transactions contemplated by this Agreement or the Closing Agreements to which it is a party or performing its obligations hereunder or thereunder.

Section 2.4Enforceability.  Each of this Agreement and the Closing Agreements to which Seller is a party have been and will be duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by each other party thereto, if applicable) each of this Agreement and the Closing Agreements constitutes and will constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms thereof, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting generally the enforcement of creditors’ rights and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 2.5Title.  Seller possesses and, upon the satisfaction of the conditions set forth herein, on the Closing Date, Seller shall convey, sell and assign to Purchaser, the sole legal, beneficial and valid title to the Transferred Assets, free and clear of all Liens, restrictions on sale or transfer, preemptive rights, options or any other claims by any Person.

Section 2.6Litigation.  Except as set forth on Schedule 2.6, there is no Action pending or, to the knowledge of Seller (including the knowledge of each of the Officer Employees), threatened, against Seller or any asset of Seller (including the Transferred Assets) before any court, arbitrator or Governmental Authority, that (i) would have a Material Adverse Effect, (ii) questions the legality, validity or enforceability of this Agreement, any Closing Agreement, or any Transferred Asset, or (iii) may have the effect of delaying or preventing the consummation of the transactions contemplated by this Agreement or any of the Closing Agreements.  There is no outstanding judgment, order or decree to which Seller or any asset of Seller is subject that would have a Material Adverse Effect.

Section 2.7Loans.  Schedule 1.1(c) attached hereto contains a complete and accurate list of all of the Loans as of the date hereof, and including such detail and information regarding the terms and status of each Loan as Purchaser may require, subject to any repayments or approved sales of such Transferred Assets after the date hereof, and Seller’s interest in New SBA Loans, if any.  Seller shall update and deliver to Purchaser such Schedule 1.1(c) on  the Closing Date to reflect any such subsequent repayments, sales and New SBA Loans.  Each SBA Loan is a SBA 7(a) Loan originated and serviced by Seller in compliance with SBA Rules and Regulations and for which an SBA guarantee is in effect in the percentage and dollar amount set forth on the SBA Loan Schedule.  Seller has not taken or failed to take any action that would cause the SBA guarantee on each Loan to be invalid and unenforceable against SBA and, if presented upon a default in the underlying Loan, Seller has not taken or failed to take any action required to cause the same to be honored by SBA without denial or repair (other than any denial or repair arising after the Closing Date as a result of actions or omissions by Purchaser).  Except as set forth on Schedule 1.1(c), as of the date hereof, no payment or other material Event of Default (or any condition, occurrence or event that, after notice or lapse of time or both, would constitute an Event of Default) has occurred and is continuing under any of the Transferred Assets.  “Event of Default” shall mean the events and circumstances constituting an event of default under the applicable Loan Documents.  Seller has in its possession the originals (or where the originals are held by a third party custodian, then copies) of (and has made available to Purchaser copies of) all documents or instruments constituting the Loan Documents, and the Loan Documents are the only agreements containing the terms of the final agreement between the Loan Obligors and Seller regarding the Loans and the Collateral.

Section 2.8Loan Level Warranties.  All of the Loans were originated by Seller.  The representations and warranties with respect to the loans are set forth in Exhibit 2.8, and any exceptions thereto are set forth on Schedule 2.8.

Section 2.9Taxes.  Seller has properly and timely filed all Tax Returns required to be filed by it, all of which were accurate and complete and in all material respects.  Seller has paid all Taxes required to be paid (or withheld and paid) by it (whether or not shown on a Tax Return).  No audit of Seller by any Tax authority is currently pending or is threatened.  No written notice of any proposed Tax audit, or of any Tax deficiency or adjustment, has been received by Seller, and to Seller’s knowledge, there is no reasonable basis for any tax deficiency or adjustment to be assessed against Seller.  Seller has complied with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to the withholding and payment of Taxes, including the withholding and reporting requirements under Code sections 1441 through 1464, 3401 through 3406, and 6041 through 6049, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper Tax authorities all amounts required.  Seller has undertaken in good faith to appropriately classify all service providers as either employees or independent contractors for all Tax purposes.  There are no Liens for Taxes upon any of the Transferred Assets.

Section 2.10SBA and Securitization Status.  Seller remains in good standing with the SBA.  Seller maintains in full force and effect all licenses, permits and qualifications required to originate and service SBA Loans.  Seller has not received any notice of any intent or attempt by the SBA or any other Governmental Authority seeking to suspend, revoke, rescind or terminate Seller’s current SBA loan origination and servicing authority or any license, permit or qualification.

The representations and warranties set forth in this Article 2 shall survive the Closing Date until eighteen (18) months after the Closing Date, meaning that a claim by Purchaser in respect of a breach of those representations and warranties must first be submitted to Seller prior to their expiration or shall be waived, provided, however, that the survival of the representations and warranties set forth in  Sections 2.3 and 2.5 shall not be subject to the eighteen (18) month limitation period.  Upon discovery by Seller or Purchaser of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

EXCEPT AS OTHERWISE PROVIDED HEREIN, THE SALE OF THE TRANSFERRED ASSETS IS ON AN “AS-IS” AND “WHERE-IS” BASIS, AND SELLER MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSFERRED ASSETS, DOCUMENTS OR BENEFICIAL INTERESTS, INCLUDING, BUT NOT LIMITED ANY OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LOAN OBLIGORS, THE COLLATERAL, THE LOAN DOCUMENTS, LIENS, PRIORITY OR ANY OTHER MATTER NOT COVERED BY THIS ARTICLE 2.

Article 3
REPRESENTATIONS AND WARRANTIES OF PURCHASER

To induce Seller to enter into this Agreement, Purchaser represents and warrants to Seller as follows on the date hereof and on the Closing Date:

Section 3.1Organization and Qualification of Purchaser.  Purchaser is a national banking association duly organized, validly existing and in good standing under the laws of the United States.  Purchaser is duly licensed or qualified to do business and in good standing in each jurisdiction in which the ownership or use of its assets or conduct of its business requires it to be so qualified or licensed and in good standing except where any such failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.2Authority of Purchaser.  Purchaser has the requisite corporate right, power and authority to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party.  The execution and delivery by Purchaser of, and the performance by Purchaser of its obligations under, this Agreement, the Closing Agreements to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser, its board, managers or members, as applicable.

Section 3.3No Consents and Approvals.  Except for any application to the SBA which Purchaser must file, if any, to obtain Required Consents, the execution and delivery of this Agreement by Purchaser does not, and (upon satisfaction of the conditions set forth in Article 5) the performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not:  (i) violate any provision of the organization documents of Purchaser; (ii) conflict with or violate any Law, judicial or administrative order, writ, award, judgment, injunction or decree to which Purchaser is subject; (iii) require Purchaser to make any filing with, obtain any permit, consent, license or approval of, or give any notice to, any Governmental Authority; (iv) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or right to require repurchase, pursuant to, any material contract to which Purchaser is a party or by which any of its properties is bound or affected; or (v) result in the creation of any Lien on any of Purchaser’s assets, except, in the case of clauses (ii), (iii) and (iv) for such conflicts, violations, filings, permits, consents, licenses, approvals, notices, breaches or conflicts that would not (a) have a Material Adverse Effect or impair the validity or enforceability of this Agreement, any Closing Agreement or any Transferred Asset or (b) prohibit Purchaser from consummating the transactions contemplated by this Agreement or the Closing Agreements to which it is a party or performing its obligations hereunder or thereunder.

Section 3.4Enforceability.  Each of this Agreement and the Closing Agreements to which it is a party have been duly executed and delivered by Purchaser, and (assuming due authorization, execution and delivery by each other party thereto, if applicable) each of this Agreement and the Closing Agreements to which it is a party constitutes the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms thereof, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting generally the enforcement of creditors’ rights and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 3.5Litigation.  There is no Action pending or, to Purchaser’s knowledge, threatened, against Purchaser, or any property or asset of Purchaser, before any court, arbitrator or Governmental Authority, domestic or foreign, which (i) questions the legality, validity or enforceability of this Agreement or (ii) may have the effect of delaying or preventing the consummation of the transactions contemplated by this Agreement or any of the Closing Agreements.

Section 3.6Financing and SBA Qualification.  Purchaser has or will have on the Closing Date sufficient funds to permit Purchaser to consummate the transactions contemplated hereby and to satisfy all of the conditions to qualification imposed by the SBA.  Purchaser has no reason to believe that it cannot qualify under SBA Rules and Regulations to purchase the Transferred Assets and assume the Assumed Liabilities as provided for in this Agreement.

Section 3.7Investment Representations.  Purchaser is a sophisticated investor with the experience and knowledge to understand and evaluate transactions of the type contemplated by this Agreement and the risks inherent thereto.  Purchaser is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of an investment in the Transferred Assets.

The representations and warranties set forth in this Article 3 shall survive the Closing Date until eighteen (18) months after the Closing Date, meaning that a claim by Seller in respect of a breach of those representations and warranties must first be submitted to Purchaser prior to their expiration or shall be waived; provided, however, that the survival of the representations and warranties set forth in  Sections 3.3 and 3.7 shall not be subject to the eighteen (18) month limitation period. Upon discovery by Seller or Purchaser of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.  The representations and warranties set forth in this Agreement are bargained for assurances and each Party is entitled to rely upon the representations and warranties given to it under this Agreement notwithstanding any investigation undertaken or knowledge obtained by that Party.  EXCEPT AS OTHERWISE PROVIDED HEREIN,

PURCHASER MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.

Article 4
COVENANTS OF SELLER AND PURCHASER

Section 4.1Conduct of Business Pending the Closing.  Seller covenants and agrees that, from the Effective Date through the Closing Date, Seller will (a) conduct its business in the ordinary course and consistent with past practices (including in respect of loan loss reserves and loan grading), (b) service the Loans in compliance with applicable Law, existing contracts and consistent with past practices and procedures, and (c) not engage in any practice, take any action, fail to take any action or enter into any contract or transaction which would cause any representation or warranty of Seller to be materially untrue or result in a material breach of any covenant made by Seller in this Agreement. However, Seller shall not be required to make or originate any new Loans.

Section 4.2Access to Information.  During the period from the Effective Date to the Closing Date, Seller shall afford the officers, employees, and authorized representatives of Purchaser full and complete access (other than data subject to the attorney-client privilege), at reasonable times upon reasonable notice during normal business hours, to the premises, employees, assets, books and records of Seller (to the extent they relate to the Transferred Assets), and shall furnish to Purchaser such financial, operating data, correspondence with or information maintained by Governmental Authorities in Seller’s possession, and any other information relating to the Transferred Assets (including servicer reports and other information) in Seller’s possession, as Purchaser may reasonably request.  To the extent any such books, records or data are not in Seller’s physical possession and control, Seller shall use commercially reasonable efforts to obtain and provide such information, but at no material cost or expense to Seller.  Seller will furnish all information concerning Seller and the Transferred Assets reasonably required for inclusion in any application or statement to be made in connection with the transactions contemplated by this Agreement to obtain Required Consents.

Section 4.3Notification of Certain Matters.  Seller shall give prompt written notice to Purchaser, and Purchaser shall give prompt written notice to Seller, (a) of the occurrence or non-occurrence of any event known to Purchaser or Seller, as the case may be, the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement or the Closing Agreements to be untrue or inaccurate in any material respect when made and as of the Closing Date, (b) that Seller or Purchaser, as the case may be, is unable, and will be unable as of the Closing Date, to comply with or satisfy in all material respects any covenant or agreement to be complied with or satisfied by it hereunder or under this Agreement or the Closing Agreements, (c) of any changes in loan collection activities, and (d) of the receipt of any notice or communication from any Person or Governmental Authority regarding the existence of any pending or threatened action that might reasonably be expected to have a Material Adverse Effect or be material as to any Transferred Asset, or alleging that any approval or consent is required in connection with the consummation of the transactions contemplated hereby, or raising any written objection to the consummation of the transactions contemplated hereby, in each case subject to the laws governing the disclosure of confidential supervisory information.

Section 4.4Cooperation in Obtaining Consents and Approvals.  Seller and Purchaser will each use their respective commercially reasonable efforts to take or cause to be taken all reasonable actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including such action as Purchaser (in the case of the actions of Seller) or Seller (in the case of the actions by Purchaser) reasonably considers necessary, proper or advisable, in connection with obtaining Required Consents and making filings with all Governmental Authorities having jurisdiction over the transactions contemplated by this Agreement.  Seller and Purchaser each agree to cooperate in obtaining all consents and approvals from each Person from whom such consent or approval may be required in connection with the Closing of the transactions contemplated by this Agreement, including but not limited to the Required Consents.  Notwithstanding the foregoing neither Seller nor Purchaser shall be required to take or cause to be taken any action in respect of the foregoing if such action would result in additional liability accruing to such party (beyond customary agreements or other documents required to be executed by a Governmental Authority), materially increase the costs expected to be incurred by such party, or otherwise have a material detrimental effect on the economic benefit of the transactions contemplated hereby expected by such party.

Section 4.5Further Assurances.  Upon the terms and subject to the conditions hereof, and subject to Section 4.4, each Party shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby, including, using its commercially reasonable efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and other Persons as are necessary or desirable for the consummation of the transactions contemplated hereby and to fulfill the conditions to the consummation of the transactions contemplated hereby.

Section 4.6Servicing of Loans.

(a)Commencement of Servicing by Purchaser. Purchaser shall service the Transferred Assets immediately following the Closing Date.

(b)Information for Tax Filings.

(i)Each party shall use commercially reasonable efforts to provide to the other party such information, and to perform such calculations, as such party may reasonably request in connection with such party’s preparation, filing and delivery of any Tax Returns, documents, reports, filings, instruments, certificates and opinions pursuant to state and federal Tax laws in connection with the Transferred Assets; provided, however, that Seller shall remain obligated with respect to all Taxes relating to the Loans attributable to the period prior to the Closing Date for which it is liable under applicable Law, and Purchaser shall be obligated with respect to all Taxes relating to the Loans attributable to the period from and after the Closing Date for which it is liable under applicable Law.  This Section 4.6(b) shall survive the Closing without any contractual time limitation.

(ii)All personal property, ad valorem or other similar Taxes (not including income Taxes or Transfer Taxes (as defined below)) levied with respect to the Transferred Assets for a taxable period that includes (but does not end on) the Closing Date shall be apportioned between Seller on the one hand and Purchaser on the other hand, based on the relative number of days included in such period after the Closing Date and the number of days included in such period through and including the Closing Date, respectively.  To the extent that any portion of such a pro-rated Tax is paid or required by law to be paid by one party hereto but required by the foregoing to be borne by another party hereto, such other party shall pay or reimburse the taxpaying party of the amount of such Tax required to be paid or reimbursed.  Each party shall timely and duly cause to be filed all Tax Returns and other documentation with respect to all Taxes subject to this Section 4.6(b)(ii) that are required by law to be filed by such party, and shall pay to the relevant taxing authority all such Taxes that are required to be paid by such party (subject to such reimbursement as provided for herein).

(iii)All transfer, documentary, sales, use, stamp, registration or other similar Taxes and fees (collectively, “Transfer Taxes”) incurred in connection with the transactions contemplated by this Agreement shall be shared equally by Purchaser and Seller.  All necessary Tax Returns and other documentation with respect to all such Transfer Taxes shall be prepared by the party required to submit such Tax Returns under applicable law, and the expenses related to the preparation of such Tax Returns shall be borne by the party required to submit the Tax Return.  If required by applicable law, Seller and Purchaser shall join in the execution of any such Tax Returns and other documentation.  Seller and Purchaser shall provide each other with copies of each such Tax Return, together with proof of payment of any Tax shown thereon to be due, promptly after filing.

(c)Seller Filings Respecting Servicing.  Seller shall prepare and file all reports relating to the Transferred Assets that are required, in connection with the transactions contemplated hereunder, to be filed under the Servicing Agreements or applicable Law, except with respect to Tax matters, which are governed by Section 4.6(b), and Seller shall provide a copy of all such reports to Purchaser, if requested.  Seller shall promptly forward to Purchaser any notices they may receive from any Governmental Authority with respect to the Transferred Assets or such reporting obligations following the Effective Date.  Purchaser shall prepare and deliver to Seller and all other Persons entitled to receive such reports under the SBA Rules and Regulations, including, on a monthly basis all reports via electronic file.

Section 4.7Transportation Costs; Risk of Loss.

(a)Care of Transferred Files.  Seller shall be fully responsible for the due care of all Transferred Files prior to and on the Closing Date, including without limitation, all obligations with respect to the Transferred Files and the retrieval thereof in accordance with the applicable servicing agreements.  Purchaser shall be fully responsible for the due care of all files and documents evidencing or relating to the Transferred Files as provided to Purchaser by Seller after the Closing Date, including without limitation, all obligations with respect to the Transferred Files and the retrieval there of in accordance with the applicable servicing agreements.

(b)Transportation Expenses.  All expenses in connection with transportation and delivery of the Transferred Files will be paid in accordance with Section 8.9.  From and after the Closing Date, Purchaser bears the risk of loss with respect to the Transferred Files, subject to Section 4.7(a).

Section 4.8Missing Documents.

(a)Seller Effort.  Seller will use commercially reasonable efforts to deliver to Purchaser any Transferred Files (or part thereof) that are lost, missing or otherwise not in the possession of either Purchaser or Seller.  Without restricting or limiting the generality of the foregoing, Seller acknowledges and agrees that Purchaser will have no obligation to secure or obtain any assignment that predates the assignment of any SBA Loan to Purchaser that is not contained in the SBA Files.  Seller will obtain any and all such assignments that may be missing from the SBA Files from the appropriate source.  The failure of Seller to deliver any SBA Files (including any such assignments other than assignments to Purchaser), any other contents of the SBA Files that are lost, missing or otherwise not in the possession of Seller, will not reduce Seller’s obligations under this Agreement, including indemnification obligations.

(b)Lost Loan Documents.  If any note or other Loan Document is lost, missing or otherwise not in the possession of Purchaser, Seller shall provide an executed assignment and a lost instrument affidavit in form and substance reasonably acceptable to Purchaser.

(c)Loan Documents in Possession of Others.  Seller will have the sole responsibility to obtain any of the Loan Documents in the possession of any attorneys, trustees, servicers, custodians, collection agencies or foreclosing trustees or, by virtue of the various Closing Agreements, to transfer to Purchaser the right to obtain such Loan Documents.

Section 4.9Survival of Covenants.  The covenants of Purchaser and Seller under this Agreement that imply performance after the Closing shall survive the Closing of the transactions contemplated by this Agreement.

Article 5
CONDITIONS TO CLOSING

Section 5.1Conditions to the Obligations of Purchaser and Seller to Close.  The obligations of the Parties hereto to effect the Closing are subject to the satisfaction (or waiver by all Parties) prior to the Closing of the following conditions:

(a)No Injunctions.  No court or Governmental Authority of competent jurisdiction, shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, non-appealable judgment, decree, injunction or other order that is in effect on the Closing Date and enjoins, restrains or prohibits this Agreement or the consummation of any of the material transactions contemplated hereby.

(b)No Material Pending Actions.  There shall not be pending any material Action initiated by a Person other than Parties or their respective Affiliates seeking to enjoin or restrain consummation of the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(c)Consents.  Each of the Required Consents shall have been received by Seller and each shall be in form and substance reasonably satisfactory to Purchaser and Seller.

(d)Covenants.  The covenants and agreements of Seller to be performed on or prior to the Closing pursuant to this Agreement and the Closing Agreements shall have been duly performed in all material respects, and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller familiar with the transactions contemplated by this Agreement.

Section 5.2Conditions to the Obligation of Purchaser to Close.  The obligation of Purchaser to effect the Closing is subject to the satisfaction (or waiver by Purchaser) prior to the Closing of the following further conditions:

(a)Representations and Warranties.  The representations and warranties of Seller contained in this Agreement (including the Schedules hereto) shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of the Closing Date, unless expressly limited to the Effective Date, in which case they shall have been true and correct in all material respects as of the Effective Date.  Seller shall have delivered to Purchaser a certificate signed by a duly authorized officer of Seller familiar with the transactions contemplated by this Agreement, dated the Closing Date, to the effect set forth in this Section 5.2(a).

(b)Securitized Trust Debt; Line of Credit Indebtedness; PPPLF; Lien Releases.  The Securitized Trust Debt shall be repaid or redeemed, and the Line of Credit Indebtedness and the PPPLF shall be repaid at or prior to the Closing Date, and Purchaser shall have received a certificate to such effect executed by a duly authorized officer of Seller or other evidence of such repayment or redemption as may be reasonably required by Purchaser.  The delivery and filing of the Lien Releases including those applicable to the Securitized Trust Debt, the Line of Credit Indebtedness and the PPPLF shall not be a condition of Closing, but shall be subject to Section 1.4 and the Escrow Agreement.

(c)PPP loans. The outstanding aggregate principal balance of the Transferred PPP Loans shall not exceed Seven Million Dollars ($7,000,000.00) on the Closing Date.

(d)Proceedings, Instruments Satisfactory.  All proceedings, corporate or otherwise, to be taken by Seller in connection with the transactions contemplated by this Agreement, and all documents incident thereto, including the Closing Agreements, shall be reasonably satisfactory in form and substance to Purchaser and Purchaser’s counsel, and Seller shall have made available to Purchaser for examination the originals or true and correct copies of all documents in Seller’s possession which Purchaser may reasonably request in connection with the transactions contemplated by this Agreement and the Closing Agreements.

(e)Assignment of Transferred Assets; Closing Agreements.  Seller shall have executed and delivered (or caused to be executed and delivered) to Purchaser the Closing Agreements, including the Transfer and Assignment Documents, any required notices to Colson Services as Fiscal Transfer Agent with respect to the PPP Loans, and any other assignments, endorsements, agreements or documents as required herein to vest ownership of the Transferred Assets in Purchaser.

(f)Other Deliveries.  Purchaser shall have received such other documents, agreements, instruments and other items in Seller’s possession as Purchaser may reasonably request consistent with Seller’s obligations under this Agreement.

Section 5.3Conditions to the Obligation of Seller to Close.  The obligation of Seller to effect the Closing is subject to the satisfaction (or waiver by Seller) prior to the Closing of the following further conditions:

(a)Representations and Warranties.  The representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Closing with the same force and effect as though made at and as of the Closing Date.  Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser familiar with the transactions contemplated by this Agreement, dated the Closing Date, to the effect set forth in this Section 5.3(a).

(b)Covenants.  The covenants and agreements of Purchaser to be performed on or prior to the Closing shall have been duly performed in all material respects, and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser familiar with the transactions contemplated by this Agreement.

(c)Proceedings, Instruments Satisfactory.  All proceedings, corporate or otherwise, to be taken by Purchaser in connection with the transactions contemplated by this Agreement, and all documents incident thereto, including the Closing Agreements, shall be reasonably satisfactory in form and substance to Seller and Seller’s counsel, and Purchaser shall have made available to Seller for examination the originals or true and correct copies of all documents which Seller may reasonably request in connection with the transactions contemplated by this Agreement and the Closing Agreements.  At Closing, Purchaser shall deliver a copy of the resolutions of its board of directors authorizing the transactions contemplated by this Agreement and the Closing Agreements.

(d)Closing Agreements.  Purchaser shall have executed and delivered to Seller the Closing Agreements to which it is a party.

(e)Purchase Price.  Purchaser shall have paid the Purchase Price to Escrow Holder pursuant to Section 1.4 and the Escrow Agreement.

(f)Other Deliveries.  Seller shall have received such other documents, agreements, and instruments, and other items in Purchaser’s possession as Seller may reasonably request consistent with Purchaser’s obligations under this Agreement.

Article 6
INDEMNIFICATION

Section 6.1Indemnification by Seller.  If the Closing occurs, Seller shall indemnify, hold harmless, and defend Purchaser Indemnified Parties from and against any damage, claim, liability, deficiency, loss, cost or expense (including reasonable attorneys’ fees but excluding any damages, claims, deficiencies, losses, costs or expenses arising from the gross negligence, willful misconduct or breach of this Agreement by the Indemnified Party) (“Damages”) that any of them actually suffer, incur or sustain resulting from (whether or not arising out of third party claims):  (i) any breach of any representation or warranty made by Seller in this Agreement or any other Closing Agreement , (ii) any breach of any covenant to be performed by Seller pursuant to this Agreement or any other Closing Agreement, (iii) Seller’s failure to service the SBA Loans or any other Loans in accordance with the Servicing Agreements and applicable Law, as applicable, before the Closing Date, (iv) Seller’s failure to comply with SBA Rules and Regulations and other applicable Law before the Closing Date which results in a repurchase obligation or the dishonor in whole or in part by SBA of its guaranty of an SBA Loan or any other Damages to Purchaser, and (v) Seller Taxes.

Section 6.2Indemnification by Purchaser.  If the Closing occurs, Purchaser shall defend, indemnify, hold harmless Seller Indemnified Parties from and against any Damages that any of them actually suffer, incur or sustain resulting from (whether or not arising out of third party claims):  (i) any breach of any representation or warranty made by Purchaser in this Agreement or any other Closing Agreement, (ii) any breach of any covenant to be performed by Purchaser pursuant to this Agreement or any other Closing Agreement, (iii) any breach by Purchaser of any Assumed Liabilities of Seller, and (iv) any failure to service the SBA Loans or any other Loans in compliance with the Servicing Agreements, or failure to comply with SBA Rules and Regulations or applicable Law after the Closing Date.

Section 6.3Notification.  Each Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) of the existence of any claim, demand or other matter to which the Indemnifying Party’s indemnification obligations would apply and shall give the Indemnifying Party reasonable opportunity to then defend the same at its own expense and with counsel of the Indemnifying Party’s selection, which choice of counsel and defense shall be subject to the Indemnified Party’s continuing review; provided, that the Indemnified Party shall at all times also have the right to fully participate in the defense at its own expense, or to take control of such defense if it reasonably determines that the performance of such counsel or conduct of the defense is not adequate and notifies the Indemnifying Party thereof, including in the notice in reasonable detail the basis for its determination, in which case the reasonable costs of the defense shall be at Indemnifying Party’s expense.  If the Indemnifying Party shall, within a reasonable time after this notice, fail to defend, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising its good faith business judgment) the claim or other matter on behalf, for the account and at the risk of the Indemnifying Party.  If the claim is one that cannot by its nature be defended solely by the Indemnifying Party, then the Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request at no cost to the Indemnified Party.  The Indemnifying Party shall not settle or compromise any claim without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that consent of the Indemnified Party is not required if it receives a full, irrevocable unconditional release of liability as part of the settlement or compromise.

Section 6.4Limitation of Indemnification.  Any claim brought under Section 6.1 or Section 6.2 is subject in each case to the following limitations and restrictions:

(a)Survival.  An indemnification claim for breach of a representation or warranty may not be asserted after the end of the survival period for such representation or warranty set forth in Articles 2 and 3, respectively.  An indemnification claim based upon breach of a covenant contained in this Agreement required to be performed on or before the Closing Date may not be first asserted after 18 months after the Closing Date.  An indemnification claim under Section 6.1(iii) or (iv) may not be first asserted after 18 months after the Closing Date.

(b)Damages Basket and Cap.  Damages with respect to breaches of representations and warranties will be payable by an Indemnifying Party only if and at such time as the aggregate amount of all Damages suffered by the Purchaser Indemnified Parties or the Seller Indemnified Parties, as applicable, exceeds Fifty Thousand Dollars ($50,000.00) (the “Basket”) at which time the Indemnifying Party shall pay the Indemnified Party the entire aggregate amount of all Damages.  In determining the aggregate amount of Damages suffered by Purchaser Indemnified Parties or the Seller Indemnified Parties, as applicable, such amount shall be determined collectively as a whole without duplication and not individually as to any Person.  Damages shall be reduced by the amount of any insurance proceeds (net of expenses of collection) actually received in connection with such Damages.  Each Indemnified Party will exercise its commercially reasonable efforts to collect insurance proceeds under applicable insurance policies that are then in force if and to the extent that such Damages relate to an event covered by such insurance policies; provided, however, it is not a condition to indemnification under this Agreement that such efforts have been exhausted.  If the Indemnified Party shall receive any such insurance proceeds after payment of any Damages by the Indemnifying Party, the Indemnified Party shall pay to the Indemnifying Party the lesser of the amount of such insurance proceeds (net of expenses of collection) and the amount actually paid by the Indemnifying Party to the Indemnified Party in respect of such Damages.  Notwithstanding the foregoing, in no event shall the aggregate Damages payable by an Indemnifying Party exceed Two Million Dollars ($2,000,000.00) (the “Cap”).

Section 6.5Indemnification as Sole Remedy.  After the Closing occurs, absent fraud, the sole remedy of a Party under this Agreement for any default under this Agreement or breach or inaccuracy of any warranty and representation in this Agreement shall be indemnification under this Article 6, except that a Party shall be entitled to seek injunctive relief where appropriate.

Article 7
CONFIDENTIALITY AND PUBLICITY

Section 7.1Confidentiality.

(a)Seller Obligation.  Seller shall use its best efforts to keep strictly confidential the terms of this Agreement and any and all information about (i) Purchaser or Purchaser’s Affiliates provided to Seller or their Affiliates, agents or representatives in the course of negotiations relating to this Agreement or any transaction contemplated by this Agreement, and (ii) information relating to the Transferred Assets, and Seller has instructed its respective officers, employees, agents and other representatives having access to such information of such obligation of confidentiality.

(b)Purchaser Obligation.  Purchaser shall use its best efforts to keep strictly confidential the terms of this Agreement and any business and financial information about Seller (other than information specifically relating to the Transferred Assets) provided to Purchaser in connection with this Agreement, and Purchaser has instructed its respective officers, employees, agents and other representatives having access to such information of such obligation of confidentiality.

(c)Exceptions.  The obligations of confidentiality set forth in this Section 7.1 shall not apply to information (i) disclosed to each Party’s counsel or independent auditors or other advisors, or to Purchaser’s prospective lenders, investors or partners in connection with the transactions contemplated hereby, (ii) requested to be disclosed by or to any Governmental Authority or required to be disclosed by Law or administrative proceeding, or required to be disclosed under any state or federal securities laws or in filings made by the Parties in connection with the foregoing, (iii) for which a Party has received a subpoena or similar demand (provided that such Party shall to the extent permitted by applicable Law first, as promptly as practicable upon receipt of such demand, furnish a copy to the other Party), (iv) generally available to the public or in the possession of the receiving Party before its disclosure under this Agreement, (v) disclosed by a Party in connection with a proceeding to enforce its rights against the other Party for a breach arising under this Agreement, (vi) that is necessary to effectuate the transfer of the Transferred Assets to Purchaser or to enforce the rights of Purchaser under this Agreement or the Closing Agreements, or (vii) that is necessary in connection with Purchaser investor and partner requirements.

Section 7.2Publicity.  Except as otherwise required by applicable laws or regulations, prior to the Closing Date, except for a press release which shall be mutually approved by the parties, a Current Report on Form 8-K, and other Exchange Act filings to be filed by Purchaser concerning this Agreement and the transactions contemplated by this Agreement (which shall also be subject to the prior approval of Seller, with such approval not unreasonably withheld, before being published as it relates to the transaction under this Agreement), neither Party shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other Party to the contents and the manner of presentation and publication thereof.

Section 7.3Survival.  The provisions of this Article 7 shall survive the termination of this Agreement.

Article 8
GENERAL PROVISIONS

Section 8.1Termination of Agreement.

(a)Grounds for Termination.  This Agreement may be terminated at any time prior to the Closing:

(i)by mutual written consent of the Parties;

(ii)by Seller if the Closing shall not have occurred by the Termination Date for any reason other than a material breach of this Agreement by Seller;

(iii)by Seller upon any material breach or inaccuracy of a representation or warranty, or material breach of any covenant, by Purchaser in this Agreement which is not cured within ten (10) Business Days after Purchaser receives written notice of the breach from Seller; provided that Purchaser shall not have this cure period for its failure to pay to Escrow Holder the balance of the Purchase Price on the Closing Date;

(iv)by Purchaser if the Closing shall not have occurred by the Termination Date for any reason other than a material breach of this Agreement by Purchaser;

(v)by Purchaser upon any material breach or inaccuracy of a representation or warranty, or material breach of any covenant by Seller which is not cured within ten (10) Business Days after Seller receives written notice of the breach from Purchaser, or

(vi)by a Party not in default upon failure of a condition in its favor in Article 5 to be satisfied or waived in writing by it on the Termination Date or any earlier date upon which such condition is required to be satisfied.

Except as otherwise expressly provided in this Section 8.1 and any provisions of this Agreement which by their express terms survive the termination of this Agreement, neither Party shall have any liability to the other hereunder of any nature, including any liability for damages, as a result of a termination of this Agreement.

(b)Purchaser Right to Termination Damages.  If this Agreement is terminated by Seller in breach of this Agreement or by Purchaser pursuant to Section 8.1(a), then Purchaser shall be entitled to the return of the Escrow Deposit, and if Purchaser terminates this

Agreement pursuant to Section 8.1(v), Seller shall promptly, and in any event no later than two (2) Business Days after the date of such termination, pay Purchaser liquidated damages (which the Parties agree satisfies the same criteria and justification as is set forth in Sec lion 8.1(c)) of Five Hundred Thousand Dollars ($500,000.00) (the “Termination Damages”), payable by wire transfer of same-day funds. Seller’s payment shall be the sole and exclusive remedy of Purchaser for damages against Seller and their respective Representatives with respect to the bread) of any covenant or agreement giving rise to such payment, except that nothing contained in this paragraph shall serve to waive or otherwise limit Purchaser’s recovery of attorney’s fees and costs under Section 8.14 For the avoidance of doubt, it is understood that failure to obtain Required Consents for the transaction through no fault of Seller, after Seller’s commercially reasonable efforts to obtain the Required Consents, shall not obligate Seller to pay the Termination Damages- PURCHASER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH PURCHASER’S DAMAGE BY REASON OF SELLER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY SELLER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD PURCHASER, AS PURCHASER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE TERMINATION DAMAGES, LESS ONE-HALT (1/2) OF ESCROW HOLDER'S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMTT PURCHASER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTIONS 8.14 Seller’s initials Purchaser’s initials (c) Seller Right to Liquidated Damages. If this Agreement is terminated by Seller pursuant to Section 8. IfaKiii) due to a materia] breach of a representation, warranty, or covenant by Purchaser, then Seller shall be entitled to liquidated damages in the amount of the Escrow Deposit. Fortlie avoidance of doubt, it is understood that failure to obtain Required Consents, prior to the Termination Date, for the transaction tlirough no fault of Purchaser, after Purchaser’s commercially reasonable efforts to obtain the Required Consents, shall ttot result in Purchaser’s loss of the Escrow Deposit, PURCHASER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, n WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGE BY REASON OF PURCHASER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING, ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY PURCHASER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE DEPOSIT, LESS ESCROW HOLDER’S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMIT SELLER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTION 8.14.

Agreement pursuant to Section 8.1(v). Seller shall promptly, and in any event no later than two (2) Business Days after the date of such termination, pay Purchaser liquidated damages (which the Parties agree satisfies the same criteria and justification as is set forth in Section 8.1(c)) of Five Hundred Thousand Dollars ($500,000.00) (the ‘Termination Damages”), payable by wire traisfer of same-day funds. Seller’s payment shall be the sole and exclusive remedy of Purchaser for damages against Seller and their respective Representatives with respect to the breach of any covenant or agreement giving rise to such payment, except that nothing contained in l his paragraph shall serve to waive or otherwise limit Purchaser's recovery of attorney’s fees and costs under Section 8.14. For the avoidance of doubt, it is understood that failure to obtain Required Consents for the transaction through no fault of Seller, after Seller’s commercially reasonable efforts to obtain the Required Consents, shall not obligate Seller to pay the Tetmination Damages. PURCHASER AND SELLER AGREE THAT BASED UPON THE QTCUM STANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH PURCHASER’S DAMAGE By REASON OF SELLER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY SELLER UbDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD PURCHASER, AS PURCHASER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE TERMINATION damages, less one-half (1/2) of escrow holder’s fees and expenses. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO W'AIVE OR OTHERWISE LIMIT PURCHASER’S RECOVERY OF ATTORNEY’S FEES AND COSTS Ub DER SECTION 8.14. Seller’s initials Purchaser’s initials (c) Seller Right to Liquidated Damages. If this Agreement is terminated by Seller pursuant to Section 8, l(aWiii) due to a material breach of a representation, wa Tanty, or covenant by Purchaser, then Seller shall be entitled to liquidated damages in the amount of the Escrow Deposit. For the avoidance of doubt, it is understood that failure to obtain Required Consents, prior to the Termination Date, for the transaction through no fault of Purchaser, after Purchaser’s commercially reasonable efforts to obtain the Required Consents. sha(ll not result in Purchaser’s loss of the Escrow Deposit. PURCHASER AND SELLER AG REE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGE BY REASON OF PURCHASER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY PURCHASER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE DEPOSIT, LESS ESCROW HOLDER’S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMIT SELLER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTTON 8.14.

Seller’s initials Purchaser's initials Section 8.2 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (herein collectively called “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by fax or email, as follows: Seller: Hans Small Business Lending, Bic. 1000 Wilshire Blvd., 20* Floor Los Angeles, California 90017 Alin: Ms. Young A, Shim, Chairman of the Board Telephone: (213)977-7205 Email: young shim@hanafinanciaI.com With a copy to: Guy Maisnik Jcflti Mangels Butler & Mitchell LLP 1900 Avenue of the Stars, 7th Floor Los Angeles, CA 90067 Facsimile: (310)712-3388 Email; ingm@jrnbm.com Purchaser: Open Bank 1000 Wilshire Blvd., Suite 500 Los Angeles, California 90017 Attn: Jimmy Bang, Executive Vice President & Chief Banking Officer Telephone: (213) 892-9999' Email: jimmy, bang@myopcnbank.com With a copy to: Matthew W. Kavanaugh Buduller P,C 1000 Wilshire Blvd., Suite 1500 Los Angeles, CA 90017 Facsimile: (213) 896-0400 Email: mkavanaugh@buclaltcr.com

Sellers initials Purchaser’k initials Section 8.2 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (herein collectively called “Notice”) sht 11 be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by fax or email, as follows: Seller: Hana Small Business Lending, Inc. 1000 Wilshire Blvd., 20th Floor Los Angeles, California 90017 Attn: Ms. Young A. Shim. Chairman of the Board Telephone: (213)977-7205 Email: wung.shim@hanafinancial.com With a copy to: Guy Maisnik Jeffcr Mangels Butler & Mitchell LLP 1900 Avenue of the Stars, 7* Floor Los Angeles, CA 90067 Facsimile: (310)712-3388 Email: mgm@imbm.corn Purchaser: Open Rank 1000 Wilshire Blvd., Suite 500 Los Angeles, California 90017 Attn: Jimmy Bang, Executive Vice President & Chief Banking Officer Telephone: (213) 892-9999 Email: iimmy.bang@myopcnhank.com With a copy to: Matthew W. Kavanaugh Buchaltcr P C. 1000 Wilshire Blvd., Suite 1500 Los Angeles, CA 90017 Facsimile: (213) 896-0400 Email: inkava naugh@ buc ha It cr. com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt.  Notice given by fax shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours.  Notice given by email shall be confirmed by a delivery receipt (such as a Microsoft Outlook delivery receipt) and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours.  Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

Section 8.2GOVERNING LAW.  THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE).  THE PARTIES HERETO AGREE THAT VENUE AND JURISDICTION REGARDING ANY ACTION HEREUNDER SHALL BE EXCLUSIVELY IN ANY STATE OR FEDERAL COURT IN LOS ANGELES, CALIFORNIA.

Section 8.3Entire Agreement; Amendments and Waivers.  This Agreement (including the Closing Agreements and any exhibits and schedules hereto and thereto) constitutes the entire agreement between the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements (including that certain Nondisclosure Agreement dated October 7, 2020), understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.  The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 8.4Binding Effect and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.  No Party to this Agreement may assign its rights or obligations hereunder without the written consent of the other Party, which consent shall not be unreasonably withheld, provided that Purchaser may assign without consent to a subsidiary of Purchaser identified by Purchaser in writing no more than thirty (30) days after the Effective Date, provided further, that such subsidiary is qualified to act as a successor servicer for the Transferred Assets and is qualified to acquire the Transferred Assets, in each case in accordance with applicable Law (but Purchaser shall remain liable for the subsidiary’s performance).  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

Section 8.5Severability.  If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

Section 8.6Execution.  This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, the signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if the facsimile or “pdf” signature page were an original.

Section 8.7Headings.  The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 8.8Expenses.  Seller and Purchaser shall each pay all costs and expenses incurred by them or on their behalf in connection with this Agreement and the transactions contemplated hereby, except that Seller shall be solely responsible for and shall pay all third-party, out-of-pocket filing and recordation fees related to the filing and recordation of the Transfer and Assignment Documents and the transportation of Transferred Files as provided in this Agreement.

Section 8.9Additional Rules.  Unless the context shall require otherwise:  (1) any references herein to a “Section,” “Article”, “Schedule” or “Exhibit” means the applicable section, article, schedule or exhibit of or to this Agreement; (2) words importing the singular number or plural number shall include the plural number and singular number, respectively; (3) words importing the masculine gender shall include the feminine and neuter genders, and vice versa; (4) reference to “include” and “including” shall be deemed to be followed by the phrase “without limitation”; (5) reference in this Agreement to “herein,” “hereof” or “hereunder,” or any similar formulation, shall be deemed to refer to this Agreement as a whole, including all Closing Agreements, and all Schedules and Exhibits hereto or thereto; and (6) reference to “and” and “or” shall be deemed to mean “and/or.”

Section 8.10Force Majeure.  Neither party shall be liable for its inability to perform its obligations under this Agreement if such failure results from Force Majeure.  For the purposes of this Agreement, any period of Force Majeure shall apply only to a party’s performance of the obligations necessarily affected by such circumstance and shall continue only so long as such party is continuously and diligently using all reasonable efforts to minimize the effect and duration thereof.  Notwithstanding anything to the contrary set forth herein, Force Majeure shall not include the unavailability or insufficiency of funds or excuse the non-payment of the Purchase Price as and when required under this Agreement.

Section 8.11Non-Disparagement.  To the maximum extent permitted by law, each Party agrees that, following the Effective Date, it and its Affiliates shall not engage in any vilification of the other Party or any its Affiliates in any communications with third parties, and shall refrain from making to any third party any false, negative, critical or disparaging statements, implied or expressed, concerning the other Party, its Affiliates, their respective officers or directors, including, but not limited to, management style, methods of doing business, the quality of products and services, role in the community, or treatment of employees.  The Parties further agree not to do anything or permit its Affiliates to do anything that would damage the business reputation or good will; provided, however, that nothing in this Agreement shall prohibit the disclosure by either Party or its Affiliates of information which is required to be disclosed in compliance with applicable laws or regulations or by order of a court or other regulatory body of competent jurisdiction, or in connection with the enforcement of remedies hereunder.  The only persons whose statements may be attributed to a Party or its Affiliates for purposes of this Section 8.12 shall be those of their respective officers, directors, and shareholders.  This Section 8.12 shall survive the termination of this Agreement and the Closing without time limitation.

Section 8.12Permitted Solicitation of Seller Employees.  Seller agrees that Purchaser may, at its sole discretion, solicit employees and former of employees of Purchaser for possible employment by Purchaser in connection with the Transferred Assets and the conduct of business by Purchaser after the Closing at no expense or liability to Seller.

Section 8.13Time of the Essence.  Time is of the essence of each and every provision of this Agreement where time is a factor.

Section 8.14Prevailing Party Attorney’s Fees.  In the event of any litigation between the Parties based upon, arising out of, or relating to this Agreement, the prevailing party shall be entitled to recover its actual attorney’s fees, court costs, and litigation expenses.

Article 9
CERTAIN DEFINITIONS

Section 9.1Definitions.  For purposes of this Agreement, the following terms have the respective meanings set forth below:

“2016 Trust” has the meaning assigned to such term in the Recitals.

“2019 Trust” has the meaning assigned to such term in the Recitals.

“Action” or “Actions” means any claims, actions, suits, proceedings and investigations, whether at law, in equity or in admiralty or before any court, arbitrator, arbitration panel or Governmental Authority.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made.

“Assumed Liabilities” has the meaning set forth in Section 1.8.

“Basket” has the meaning assigned to such term in Section 6.4 (b).

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of California are authorized or obligated by Law or executive order to be closed.

“Cap” has the meaning assigned to such term in Section 6.4(b).

“Client Deposits” means such deposits, credits or funds as may have been paid or delivered to Seller by Loan Obligors in connection with the Transferred Assets and as are indicated as Client Deposits in Seller’s financial statements.

“Closing” has the meaning assigned to such term in Section 1.9.

“Closing Agreements” means, collectively, this Agreement, the Loan Servicing Assignment, the Escrow Agreement, Schedule 1.1(c) as updated pursuant to Section 2.7, and all other assignments and agreements among the Parties required to be delivered at or prior to the Closing pursuant to the terms of this Agreement.

“Closing Date” has the meaning assigned to such term in Section 1.9.

“Code” has the meaning assigned to such term in Section 2.9.

“Collateral” means the collateral now or hereafter securing the unguaranteed portions of the SBA Loans or any of the other Loans, as applicable.

“Damages” has the meaning assigned to such term in Section 6.1.

“Depositors” has the meaning assigned to such term in the Recitals.

“Effective Date” has the meaning assigned to such term in the Recitals.

“Escrow” has the meaning assigned to such term in Section 1.4(b).

“Escrow Agreement” has the meaning assigned to such term in Section 1.4(b).

“Escrow Deposit” has the meaning assigned to such term in Section 1.4(b).

“Escrow Holder” has the meaning assigned to such term in Section 1.4(b).

“Escrow Lien Release Notice” has the meaning assigned to such term in Section 1.4(c).

“Event of Default” has the meaning assigned to such term in Section 2.7.

“Existing SBA Loans” has the meaning assigned to such term in the Recitals.

“Existing Servicing Agreements” has the meaning assigned to such term in the Recitals.

“Force Majeure” shall mean acts of god (such as tornado, flood, hurricane, etc.), fires and other casualties; embargos, disruption to transportation or supply lines that first arise after the Closing Date; sabotage; terrorism; or any similar types of events; failure of a Governmental Authority timely take action when required; delays caused by weather events or other matters beyond the a party’s reasonable control; provided that Force Majeure shall not include the pandemic and its effects arising from the Covid 19 virus or mutations thereof.

“FRB” has the meaning assigned to such term in the Recitals.

“Governmental Authority” means any government, state, province or other political subdivision thereof, and any entity exercising regulatory or administrative functions of such government.

“Guaranteed Interest” has the meaning assigned to such term in the Recitals.

“Holdover Deposits” means such deposits, credits or funds as may have been paid or delivered to Seller by Loan Obligors in connection with the Transferred Assets and as are indicated as Holdover Deposits in Seller’s financial statements.

“Indemnified Party” has the meaning assigned to such term in Section 6.3.

“Indemnifying Party” has the meaning assigned to such term in Section 6.3.

“Indenture Trustee” means Wells Fargo Bank, N.A. or any successor to it as trustee under the Indentures.

“Indentures” has the meaning assigned to such term in the Recitals.

“Junior TD Loans” has the meaning assigned to such term in the Recitals.

“Junior TD Loan File(s)” has the meaning assigned to such term in the Recitals.

“Junior TD Loan Schedule” has the meaning assigned to such term in the Recitals.

“Law” means any federal, state, local or other law or treaty or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

“Lien” or “Liens” means any security interest, lien, mortgage, claim, charge, pledge, restriction, equitable interest or encumbrance of any nature.

“Lien Releases” has the meaning assigned to such term in Section 1.4(c).

“Line of Credit Indebtedness” has the meaning assigned to such term in the Recitals.

“Loan Assets” has the meaning assigned to such term in Section 1.1(a).

“Loan Documents” means the documents evidencing the Loans or the applicable part of Seller’s servicing file.

“Loan Guaranty Agreement” means collectively, one or more Loan Guaranty Agreements (Deferred Participation) (SBA Form 750), between the SBA and the Servicer, as such agreements may be amended, supplemented or replaced from time to time, or such Loan Guaranty Agreement as applicable to a successor to the Servicer, as the case may be.

“Loan Obligors” means, collectively, the obligors on the Loans.

“Loans” means, collectively, the SBA Loans, the Transferred PPP Loans, and the Junior TD Loans, and “Loan” means any one of them.

“Loan Servicing Assignment” has the meaning assigned to such term in Section 1.3.

“Loan Servicing Rights” has the meaning assigned to such term in the Recitals.

“Material Adverse Effect” means any event, circumstance, change, occurrence or effect (direct or indirect) that, along or together with other events, circumstances, changes, occurrences or effects, is materially adverse to the business, operations, properties, condition (financial or otherwise), assets, value, prospects, obligations or liabilities (whether absolute, contingent or otherwise and whether due or to become due) of the Transferred Assets or that reasonably could be expected to affect the validity or enforceability of this Agreement or the Closing Agreements.  None of the following shall be deemed by itself or by themselves to constitute a Material Adverse Effect:  (a) matters disclosed on the Schedules; (b) conditions generally affecting the industry in which Seller operates which do not have a disproportionate adverse impact on Seller or the Transferred Assets; or (c) conditions in the United States economy or United States financial markets generally, which do not have a disproportionate adverse impact on Seller or the Transferred Assets.

“New SBA Loans” has the meaning assigned to such term in the Recitals.

“Notice” has the meaning assigned to such term in Section 8.2.

“Parties” means, together, Seller and Purchaser and their respective permitted successors and assignees, and each individually, a “Party”.

“Person” means any natural person, corporation, business trust, joint venture, association, company, firm, partnership, or other entity or Governmental Authority.

“PPP File(s)” has the meaning assigned to such term in Section 1.1(a).

“PPPLF” has the meaning assigned to such term in the Recitals.

“PPP Loans” has the meaning assigned to such term in the Recitals

“PPP Loan Schedule” has the meaning assigned to such term in the Recitals

“Purchase Price” has the meaning assigned to such term in Section 1.4(a).

“Purchaser” has the meaning assigned to such term in the preamble to this Agreement.

“Purchaser Indemnified Parties” means Purchaser, its Affiliates, and their respective partners, officers, directors, employees and agents.

“Required Consents” has the meaning set forth in Section 2.3, as the same are listed on Schedule 2.3.

“SBA” has the meaning assigned to such term in the Recitals.

“SBA File(s)” has the meaning assigned to such term in Section 1.1(b).

“SBA Loans” has the meaning assigned to such term in the Recitals.

“SBA Loan Schedule” has the meaning assigned to such term in the Recitals.

“SBA Note” means a promissory note executed by a Loan Obligor to evidence an SBA 7(a) Loan.

“SBA Rules and Regulations” means The Small Business Act, as amended, codified at 15 U.S.C. 631, et seq., the Loan Guaranty Agreement, all legislation or other legal authority building on the SBA, all rules and regulations promulgated from time to time thereunder, all SBA Forms 1086 relating to the Loans, and all SBA Standard Operating Procedures and all official notices, all as from time to time in effect.

“SBA 7(a) Loan” means an SBA Loan originated pursuant to Section 7(a) of the SBA Rules and Regulations.  For purposes of this Agreement, references to SBA 7(a) Loans are equivalent to references to SBA Loans.

“Securitized Trust Debt” has the meaning assigned to such term in the Recitals.

“Seller” has the meaning assigned to such term in the preamble to this Agreement.

“Seller Indemnified Parties” means Seller, its Affiliates, and their respective partners, officers, directors, employees and agents.

“Seller Taxes” means (A) all liabilities of Seller or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes, (B) all liabilities of Seller or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes attributable to the Transferred Assets for any all taxable periods ending on or prior to the Closing Date and the portion ending on the Closing Date of any taxable period that includes but does not end on the Closing Date (collectively, the “Pre-Closing Period”), including any Taxes which are not due or assessed until after the Closing Date but which are attributable to such Pre-Closing Period, (C) Taxes that arise out of the consummation of the transactions contemplated hereby or other Taxes of Seller of any kind or description that become a liability of Purchaser under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Law, and (D) the Taxes described in Section 4.6(b)(iii) that are the responsibility of Seller.

“Servicer” has the meaning assigned to such term in the Transfer and Servicing Agreements.

“Servicing Agreements” has the meaning assigned to such term in the Recitals.

“Small Business Act” has the meaning assigned to such term in the Recitals.

“Tax” or “Taxes” means:  (a) any foreign, federal, state or local income, earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, value added, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, payroll, withholding, unemployment compensation, social security, escheat, unclaimed property, retirement or other tax of any nature; (b) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charge of any nature; (c) any deficiency, interest or penalty imposed with respect to any of the foregoing (including any penalty for failing to timely file a Tax Return and/or failing to file an accurate Tax Return); and (d) any liability with respect to amounts described in clauses (a) through (c) above as a result of Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract, or otherwise incurred.

“Tax Return” means all federal, state, local, foreign and other Tax returns and reports, information returns, statements, declarations, estimates, schedules, notices, notifications, forms, elections, certificates or other documents required to be filed or submitted to any taxing authority with respect to Taxes, including any amendment made with respect thereto.

“Termination Date” means the earlier of (a) the six (6) month anniversary of the Effective Date, unless extended by the Parties by mutual agreement in writing, and (b) the date Seller or Purchaser receives written notice from the SBA or any other person from which a Required Consent is necessary rejecting the request for the Required Consent.  If the conditions to Closing are otherwise able to be fulfilled at six (6) month anniversary of the Effective Date and only any Required Consent of SBA is pending, then the Termination Date shall automatically be extended for an additional thirty (30) days.

“Termination Damages” has the meaning assigned to such term in Section 8.1.

“Transfer and Assignment Documents” has the meaning assigned to such term in Section 1.3, and includes the Loan Servicing Assignment described in Section 1.3.

“Transfer and Servicing Agreements” means (a) Transfer and Servicing Agreement among Hana SBL Loan Trust 2016-1, as Issuer, Hana ABS 2016-1, LLC, as Depositor, Hana Small Business lending, Inc., as Seller and Servicer, and Wells Fargo Bank, N.A., as Back-Up Servicer, as Indenture Trustee, as Administrator and as Custodian Dated as of November 16, 2016; and (b) the Transfer and Servicing Agreement among Hana SBL Loan Trust 2019-1, as Issuer, Hana ABS 2019-1, LLC, as Depositor, Hana Small Business lending, Inc., as Seller and Servicer, and Wells Fargo Bank, N.A., as Back-Up Servicer, as Indenture Trustee, as Administrator and as Custodian Dated as of September 13, 2019.

“Transferred Assets” has the meaning assigned to such term in the Recitals.

“Transferred Files” has the meaning assigned to such term in Section 1.1(a).

“Trust Agreements” has the meaning assigned to such term in the Recitals.

“Trusts” has the meaning assigned to such term in the Recitals.

“Unpaid Principal Balance” means the unpaid principal balance of the Loan Assets described in Section 1.1(a)(1) at the Closing Date after, and to the extent of, application of all principal payments and recoveries applied to principal received on or before such date.

“Unguaranteed Interest” has the meaning assigned to such term in the Recitals.

“Whole SBA Loans” has the meaning assigned to such term in the Recitals.

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the date and year first above written.

SELLER:

HANA SMALL BUSINESS LENDING, INC.

By	/s/Young Shim
Name:	Young Shim
Title:	Chairman of the Board

[Signatures continued on Next Page]

Signature Page of Asset Purchase Agreement

PURCHASER:

OPEN BANK

By	/s/Min Kim
Name:	Min Kim
Title:	President and Chief Executive Officer

Signature Page of Asset Purchase Agreement

Schedule 1.1(c)1

(1)	SBA Loan Schedule

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 1 11017 3191576000 SAFETY CYCLE 612,000 395,381 98,845 3/25/2008 3/25/2033 4.75 75 451110 CA 2 11041 3373276005 GOOD TO GO 1,028,000 531,604 132,901 8/11/2008 8/11/2029 5.00 75 447110 TX 3 11071 3660905000 SURF LAUNDRY & DRY CLEAN 340,000 250,634 25,063 9/28/2009 10/6/2034 6.00 90 812310 WA 4 11073 3704735000 CLARK'S EMPIRE FOOD ENTER 225,000 165,072 16,507 10/20/2009 11/4/2034 5.75 90 445110 WA 5 11074 3710175005 M ASTERS INN & RETREAT 360,000 200,783 20,078 10/22/2009 10/29/2034 6.00 90 721110 WA 6 11082 3873775002 FINISH LINE CARWASH 1,400,000 1,029,907 102,991 1/26/2010 1/29/2035 5.25 90 811192 GA 7 11084 3893915004 K.P. SMOKE & BEER & WINE 630,000 471,756 47,176 2/8/2010 2/11/2035 6.00 90 445110 WA 8 11094 3924925000 JJ'S DELI & GROCERY 280,000 210,543 21,054 3/23/2010 3/31/2035 6.00 90 445110 WA 9 11108 4047655004 MOTEL 6, MOSES LAKE 1,700,000 1,251,422 147,292 4/26/2010 4/29/2035 5.25 88 721110 WA 10 11113 4087175007 EDGEWICK INN 1,720,000 1,270,901 162,675 5/18/2010 5/25/2035 5.25 87 721110 WA 11 11191 4470825004 PURE 5 CLEANERS 300,000 26,650 2,665 1/7/2011 3/3/2021 6.00 90 812320 IL 12 11194 4475075003 LEE'S GOLDEN BUDDHA IX 1,600,000 1,222,752 122,275 2/18/2011 2/23/2036 5.25 90 722511 GA 13 11198 4476025001 BEST WESTERN LA POSADA 2,000,000 1,510,711 151,071 1/18/2011 1/20/2036 5.00 90 721110 CA 14 11209 4477035006 LK LIQUOR 415,000 8,236 824 3/8/2011 3/31/2021 6.00 90 445310 CO 15 11221 4559395002 44TH MARKET 123,000 2,750 413 3/1/2011 3/3/2021 6.00 85 445120 WA 16 11231 4632755000 RAINBOW DRY CLEANERS 250,000 13,960 3,490 4/8/2011 6/24/2021 6.00 75 812320 IL 17 11238 4701195003 ACADEMY LIQUOR MART 397,000 22,025 5,506 5/25/2011 6/2/2021 6.00 75 445310 CO 18 11249  GROW'S TRUCK SERVICE, INC 1,460,000 1,280,108 320,027 7/11/2011 7/15/2036 7.25 75 811121 PA 19 11256 4787205004 17'S CLEANERS & TAILORS 210,000 13,902 3,475 7/22/2011 7/26/2021 5.75 75 812320 IL 20 11267 4840945003 EVADA CLEANERS OF NY, INC 50,000 4,417 663 8/25/2011 9/6/2021 6.00 85 812320 NY 21 11276 4878675000 CHICAGO'S DISCOUNT CLEANE 360,000 35,882 8,971 9/21/2011 10/25/2021 6.00 75 812310 IL 22 11279  EBENAL GENERAL INC 1,450,000 1,141,967 285,492 10/5/2011 10/13/2036 6.00 75 236220 WA 23 11295 4959895009 GLENWOOD CLEANERS 149,000 18,092 2,714 11/17/2011 12/21/2021 6.00 85 812320 IL 24 11296 4982345006 CARRIAGE CLEANERS CAMP CR 380,000 56,606 14,152 12/5/2011 12/9/2021 6.00 75 812320 GA 25 11297 4992405004 CARRIAGE CLEANERS SMYRNA 300,000 35,992 8,998 12/12/2011 12/15/2021 5.75 75 812320 GA 26 11305 5008305006 DRIFTER INDUSTRIES, INC. 200,000 4,514 1,128 12/20/2011 12/23/2021 6.00 75 315220 CA 27 11308 5020795005 EN SUSHI 275,000 47,829 11,957 3/27/2012 5/7/2022 6.00 75 722511 CA 28 11312 5038615006 BEST WESTERN LA POSADA 120,000 15,863 2,379 1/17/2012 1/23/2022 5.75 85 721110 CA 29 11319 5065785006 BLUE SPRUCE MOTEL 750,000 609,237 152,309 2/6/2012 2/10/2037 6.00 75 721110 WA 30 11320 5070185008 LITTLE TOKYO RESTAURANT 256,000 3,400 850 2/8/2012 3/8/2022 5.50 75 722511 CA 31 11324 5090785008 CARMELITA'S M EXICAN REST. 1,550,000 1,277,233 319,308 2/23/2012 2/28/2037 6.00 75 722511 CA 32 11325  GD GROCERY STORE 212,000 121,242 30,310 2/26/2012 4/11/2037 8.25 75 447110 IL 33 11327 5103285000 CHICAGO'S DISCOUNT CLEANE 129,000 19,817 2,973 3/2/2012 3/8/2022 6.00 85 812320 IL 34 11330 5110545004 RIVERSIDE WEST DENTAL 260,000 38,850 9,712 3/8/2012 3/14/2022 5.25 75 621210 CA 35 11342 5158775002 PASA ALTA MANOR 500,000 60,766 15,192 4/9/2012 4/25/2022 6.00 75 623210 CA 36 11347 5183345004 BEACHWOOD RESORT 550,000 363,385 90,846 4/24/2012 4/30/2037 6.00 75 721110 WA 37 11353  RAMADA INN 3,500,000 2,693,000 673,250 5/31/2012 5/31/2037 8.00 75 721110 NY 38 11356 5252415006 EXPRESS TRUCK SERVICE 356,000 290,422 72,605 6/6/2012 6/21/2037 5.75 75 811111 CA 39 11357 5285075007 GUADALAJARA MEAT MARKET 900,000 182,428 45,607 6/26/2012 8/6/2022 5.50 75 445110 CA 40 11367 5283905003 PHO TAI RESTAURANT 250,000 45,911 11,478 6/25/2012 6/29/2022 5.75 75 722511 WA 41 11372 5321275006 QUALITY INN WEST END 2,284,000 1,887,248 471,812 7/19/2012 7/30/2037 5.75 75 721110 VA 42 11375 5314895006 TOM ODACHI RESTAURANT 120,000 23,515 3,527 7/16/2012 7/23/2022 6.00 85 722511 CA 43 11378 5294315009 WIENERSCHNITZEL #48 250,000 57,398 14,349 6/29/2012 7/12/2022 6.00 75 722513 CA 44 11381 5323985000 COLORWAY, INC. 260,000 50,769 12,692 7/22/2012 7/27/2022 6.00 75 313210 CA 45 11382 5323055003 QUALITY INN WEST END 1,200,000 976,308 244,077 7/20/2012 8/9/2037 5.75 75 721110 VA 46 11385 5340105007 WHAN'S KNITTING, INC. 100,000 20,602 3,090 7/31/2012 8/13/2022 6.00 85 313210 CA 47 11394 5384535009 MULDOON CLEANERS AND ALTE 220,000 47,699 11,925 8/28/2012 9/6/2022 6.00 75 812320 AK 48 11395 5382385008 WORLD HAT MART, INC. 1,200,000 954,276 238,569 8/27/2012 8/30/2037 4.50 75 448190 CA 49 11414 5440935006 KIM, JOO & ASSOCIATES 500,000 106,338 26,585 9/25/2012 9/25/2022 5.50 75 541110 CA 50 11416 5455335006 COUNTRY STORE 555,000 461,072 115,268 9/28/2012 10/29/2037 6.00 75 445310 CA 51 11422 5506155001 MILLER'S CLEANERS 350,000 77,817 19,454 10/31/2012 10/31/2022 5.50 75 812320 CA 52 11423 5517995001 APIIS FINANCIAL, INC. 400,000 89,950 22,487 10/26/2012 10/31/2022 5.75 75 524210 CA 53 11424 5537515005 ANGELES COLLEGE 410,000 97,351 24,338 11/5/2012 11/14/2022 6.00 75 611519 CA 54 11437 5649635000 LITTLE JOE'S RESTAURANT 230,000 182,430 45,607 12/14/2012 12/27/2037 5.25 75 722511 CA 55 11442 5693625005 SUSHI GESSHIN 150,000 40,177 6,027 1/8/2013 2/14/2023 6.00 85 722511 CA 56 11446 5711305008 SHAM ROUKH SONS, INC. 2,025,000 1,621,059 405,265 12/31/2012 1/29/2038 5.25 75 447110 CA 57 11456  MEDIA NEXUS PARTNERS, LLC 500,000 40,645 10,161 1/30/2013 2/1/2023 6.50 75 515112 CA 58 11463 5982345000 PIERPOINT TRANS LINE, INC 350,000 93,117 23,279 3/4/2013 3/8/2023 5.75 75 484110 CA 59 11464 5982755005 SHIN BEIJING 250,000 78,013 19,503 3/4/2013 3/7/2023 6.00 75 722511 CA 60 11466 6019635000 DJ AUTO BODY PARTS, INC. 400,000 108,321 27,080 3/13/2013 3/20/2023 5.25 75 423120 CA 61 11467 6036655008 PACIFIC VIEW DRY CLEANERS 150,000 41,653 6,248 3/18/2013 3/25/2023 6.00 85 812320 CA 62 11471 6103165004 WEST COAST INDUSTRIAL PAI 100,000 28,065 4,210 4/11/2013 4/11/2023 6.00 85 332812 CA 63 11472 6081255005 MOUNTAIN MARKET 300,000 76,957 19,239 3/29/2013 4/24/2023 5.75 75 445310 CA 64 11481 6187275009 TOKIDOKI LLC 750,000 221,435 55,359 5/16/2013 5/24/2023 5.75 75 315990 CA 65 11482 6180345003 WETZEL'S PRETZELS 220,000 65,267 16,317 5/13/2013 5/21/2023 6.00 75 722515 CA 66 11488 6210815004 K TECH TELECOMMUNICATIONS 350,000 123,901 30,975 5/29/2013 8/1/2023 6.00 75 334220 CA 67 11490 6207795010 THE FLAME BROILER 200,000 61,521 15,380 5/28/2013 6/5/2023 6.00 75 722513 CA 68 11491 6207595009 BANYAN ASSETS & ASSOCIATE 500,000 148,858 37,215 5/28/2013 5/30/2023 6.00 75 523110 CA 69 11500 6301385001 LIVE GOOD, LLC 813,000 673,619 168,405 7/12/2013 7/18/2038 4.75 75 561110 CA 70 11513  FIESTA RANCHO MARKET 700,000 205,875 51,469 8/13/2013 8/20/2023 7.00 75 445120 CA 71 11521 6456115006 SEVEN (7) DAY MINI MARKET 137,000 34,510 5,176 9/27/2013 11/20/2023 6.00 85 238390 CA 72 11531 6467105009 ACCUVISION OPTOM ETRY, INC 200,000 62,253 15,563 11/5/2013 11/12/2023 6.00 75 621320 CA 73 11543 6581625005 A-1 FOOD STORE 245,000 90,140 22,535 12/11/2013 1/13/2024 5.25 75 445310 CA 74 11544 6576775010 ELITE EDUCATION INSTITUTE 500,000 177,466 44,366 12/10/2013 12/12/2023 5.00 75 611699 CA 75 11548 6592795005 KOKO'S LIQUOR 360,000 118,005 29,501 12/17/2013 1/31/2024 5.25 75 445310 CA

[1]	To be updated as of the Closing Date pursuant to Section 1.1(b) of the Agreement.

Schedule 1.1(c)

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Baance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 76 11556 SILVANA MERCANTILE & GROC 210,000 118,607 29,652 1/23/2014 2/19/2024 6.00 75 445120 WA 77 11565 6710235003 S K LIQUOR MARKET 235,000 97,480 24,370 3/6/2014 6/30/2024 5.25 75 445310 CA 78 11569 6719845005 DASH POINT CHEVRON 1,163,500 849,937 212,484 3/12/2014 3/27/2039 5.25 75 447110 WA 79 11570 6699225009 AZTECA LIQUOR AND GROCERY 200,000 77,760 19,440 2/27/2014 3/21/2024 5.50 75 445310 CA 80 11575 6731725007 WETZEL'S PRETZELS 364,000 141,323 35,331 3/19/2014 3/28/2024 6.00 75 722515 CA 81 11576 6731935000 WETZEL'S PRETZELS 193,500 67,634 16,908 3/19/2014 5/19/2024 6.00 75 722515 CA 82 11577 6731975001 WETZEL'S PRETZELS 200,000 23,373 5,843 3/19/2014 9/16/2021 6.00 75 722515 CA 83 11579 6733585006 BEST DUMPLINGS 750,000 646,076 161,519 5/14/2014 5/21/2039 5.25 75 722320 NJ 84 11580 6744365005 HAWAIIAN GARDEN CHEVRON 1,395,000 1,199,669 299,917 3/26/2014 4/16/2039 5.25 75 447110 CA 85 11586 6753085006 SIGNATURE WINES & SPIRITS 367,500 118,261 29,565 4/9/2014 4/17/2024 6.00 75 445310 CA 86 11588 6754155005 SHIN BEIJING 150,000 65,904 9,886 3/31/2014 4/10/2024 6.00 85 722511 CA 87 11591 6789025001 R & W, INC. 250,000 97,228 24,307 4/21/2014 4/24/2024 6.00 75 315280 CA 88 11597 6795035000 ECONO LODGE DIA 3,900,000 3,353,237 838,309 4/24/2014 4/30/2039 5.25 75 721110 CO 89 11598 6807295006 J'S CLEANERS & LAUNDRY 150,000 60,678 9,102 4/30/2014 5/7/2024 5.25 85 812320 CA 90 11599 6816695010 CHOICE TIRE & AUTO CENTER 500,000 206,684 51,671 5/6/2014 5/22/2024 6.00 75 811118 HI 91 11601 6822135002 CJ GRAND SPA, INC. 5,000,000 4,154,137 1,038,534 5/8/2014 5/14/2039 4.75 75 812199 CA 92 11602 6860995003 LOS FELIZ CHEVRON 620,000 262,432 65,608 5/28/2014 7/9/2024 5.75 75 447110 CA 93 11604 6835915010 PRICE4COMPUTERS.COM 798,000 494,488 123,622 5/15/2014 5/22/2039 5.00 75 443142 CA 94 11609 6883175007 SOUNDVIEW SHOPPER 800,000 697,043 174,261 6/6/2014 9/16/2039 5.25 75 447110 WA 95 11610 6896415006 FONTANA RANCH MARKET 1,440,000 1,232,690 308,173 6/23/2014 6/23/2039 4.75 75 445110 CA 96 11613 6856005007 GOSPEL MEDICAL CLINIC 150,000 63,399 9,510 5/27/2014 6/11/2024 6.00 85 621111 CA 97 11614 6857335003 JET M ANUFACTURING 500,000 208,372 52,093 5/27/2014 6/10/2024 5.50 75 336413 CA 98 11617 6883045003 200 UNION AVENUE INC. 1,400,000 1,223,396 305,849 6/6/2014 12/30/2039 5.25 75 721110 CA 99 11618 6892385002 WEST COAST INDUSTRIAL PAI 150,000 62,398 9,360 6/11/2014 6/18/2024 6.00 85 332812 CA 100 11619 6887055003 AG DENTAL STUDIO 150,000 64,852 9,728 6/10/2014 7/16/2024 6.00 85 621210 CA 101 11621 6894195008 PRO-NETWORKS, INC. 1,098,000 934,034 233,508 6/12/2014 6/24/2039 4.50 75 443142 CA 102 11622 6883195002 RAINBOW MARKET 440,000 374,846 93,712 6/6/2014 6/16/2039 4.75 75 445120 WA 103 11623 6886905007 COMFORT INN & SUITES - TI 4,000,000 3,300,750 825,187 6/13/2014 6/13/2039 5.50 75 721110 NJ 104 11624 WANETA BOUNDARY CROSSING 483,000 442,357 110,589 6/10/2014 6/30/2039 7.50 75 447110 WA 105 11627 6919315004 AUTOBOX; ROY'S AUTO 750,000 221,685 55,421 6/24/2014 6/27/2039 5.25 75 811111 CA 106 11639 6974355008 MOM AND POPS GROCERY 630,000 111,836 27,959 7/23/2014 7/30/2024 5.75 75 445310 AK 107 11643 7014835007 BEVERLY HILLS CANCER CENT 5,000,000 2,157,899 539,475 8/13/2014 8/22/2024 5.25 75 621111 CA 108 11645 7009455006 HILLSMAN CENTER 770,000 661,506 165,376 8/11/2014 8/21/2039 5.00 75 623220 CA 109 11646 7034435002 JINKY'S CAFE 1,478,000 692,431 173,108 8/22/2014 9/22/2024 6.00 75 722511 CA 110 11651 7029035006 AATLAS AUTO RECYCLING 807,500 702,311 175,578 8/21/2014 8/29/2039 5.25 75 423140 CA 111 11654 7043075003 OC DENTAL CENTER 2,584,000 2,253,291 563,323 9/4/2014 9/8/2039 5.25 75 621210 CA 112 11657 7041415005 HELLO, CUPCAKE 140,000 62,879 9,432 8/27/2014 9/3/2024 6.00 85 445291 WA 113 11664 7060805010 OSORIO'S 357,000 317,148 79,287 9/8/2014 9/11/2039 6.00 75 541219 CA 114 11672 7075505006 MINI MARKET 304,000 134,357 33,589 9/15/2014 10/29/2024 5.00 75 445310 CA 115 11673 7111285010 ASAP MARKET 290,000 131,588 32,897 10/2/2014 10/17/2024 5.50 75 445310 OR 116 11679 7111225003 STUDY HALL 120,000 32,157 4,824 11/5/2014 11/10/2024 5.75 85 722511 CA 117 11682 7783025005 SUBWAY SANDWICH STORE #56 205,000 58,289 14,572 9/9/2015 9/15/2022 5.75 75 722513 CA 118 11683 CAFFEBENE 175,000 91,668 11/18/2014 1/15/2025 7.50 75 722513 CA 119 11684 7112835000 TERIYAKI TIME 135,000 55,960 8,394 10/1/2014 10/17/2024 5.75 85 722511 WA 120 11689 7262185001 DUBLIN VALERO, INC. 1,863,000 1,385,298 346,325 12/8/2014 1/30/2040 5.25 75 447110 CA 121 11694 7174215008 AGP APPAREL 100,000 45,927 6,889 10/28/2014 10/31/2024 6.00 85 424330 CA 122 11702 7231025007 KUZYK LAW LLP 4,440,000 2,445,000 611,250 11/18/2014 11/25/2028 5.25 75 541110 CA 123 11704 7288495009 O.K. DAIRY 380,000 213,335 53,334 12/11/2014 12/15/2039 5.25 75 445310 CA 124 11709 7248515008 J & A MARKET 200,000 25,963 6,491 11/24/2014 12/2/2024 5.50 75 445310 CA 125 11710 7476305006 ENVISION RESPONSE 240,000 67,617 16,904 3/20/2015 3/27/2025 5.75 75 512110 WA 126 11717 7297975002 PARSA T ZADEH DDS INC 738,000 347,943 86,986 12/15/2014 12/18/2024 5.50 75 621210 CA 127 11720 7316865000 OAK TREE REALTY GROUP 773,000 678,480 169,620 12/26/2014 12/31/2039 5.25 75 531210 CA 128 11722 7295595002 TOMS LIQUOR AND MART 2,585,000 2,260,566 565,141 12/12/2014 12/18/2039 5.00 75 445310 CA 129 11723 7322025002 REDEMPTRONIC 450,000 215,023 53,756 12/24/2014 12/31/2024 6.00 75 423620 CA 130 11727 7333675004 ALLEN MARKET 864,000 757,072 189,268 1/2/2015 1/14/2040 5.00 75 445310 OR 131 11734 7424445000 SCANDOC IMAGING INC 380,000 185,043 46,261 2/24/2015 2/27/2025 6.00 75 561110 CA 132 11739 7432535003 GROVE STREET FOOD MART 1,028,000 897,599 224,400 2/25/2015 3/2/2040 5.00 75 447110 WA 133 11741 7537715005 JP'S TAPROOM 457,000 86,291 21,573 4/21/2015 4/30/2025 5.25 75 722410 WA 134 11743 7425295005 SUPER 8 1,610,000 1,412,262 353,065 2/24/2015 3/4/2040 4.75 75 721110 WA 135 11745 7468415004 DISCOUNT FOOD & LIQUOR 1,705,000 1,416,540 354,135 3/17/2015 3/20/2040 5.00 75 447110 CA 136 11750 7461225003 RAMEN RAKI RAKI 630,000 372,956 93,239 5/20/2015 6/10/2025 6.00 75 722511 CA 137 11751 7431365009 WETZEL'S PRETZELS 620,000 259,746 64,936 2/26/2015 3/16/2024 5.25 75 722515 CA 138 11752 7431385004 WETZEL'S PRETZELS 932,000 188,691 47,173 2/26/2015 3/19/2022 5.25 75 722515 CA 139 11753 7431405008 WETZEL'S PRETZELS 203,000 99,849 24,962 2/26/2015 3/12/2025 5.25 75 722515 CA 140 11754 7431415000 WETZEL'S PRETZELS 218,000 108,093 27,023 2/26/2015 4/23/2025 5.25 75 722515 CA 141 11755 7485835003 EL REY MARKET 487,000 234,721 58,680 3/26/2015 5/1/2025 6.00 75 445110 CA 142 11763 7488685001 TLC 4 KIDS 367,000 194,785 48,696 3/26/2015 3/31/2025 5.50 75 624410 CA 143 11767 7692895002 MARINA MARKET 625,000 331,522 82,880 7/22/2015 7/31/2025 5.25 75 445310 CA 144 11770 7473385002 GRENVILLE FOOD AND GAS CO 3,300,000 2,894,705 723,676 3/18/2015 3/20/2040 4.75 75 447110 CA 145 11771 7468445002 RED CORRAL MINI MART 1,304,000 1,148,070 287,018 6/1/2015 6/29/2040 4.50 75 447110 CA 146 11783 7537485008 M & M SMOG TEST ONLY 253,000 135,849 33,962 4/21/2015 4/27/2025 5.50 75 811198 CA 147 11784 7491055001 TERIYAKI FIRST 224,000 121,316 30,329 3/27/2015 3/31/2025 6.00 75 722513 WA 148 11786 7500065007 SEACREST INN INC. 1,190,000 1,037,035 259,259 4/1/2015 4/6/2040 4.75 75 721110 CA 149 11800 7534665008 POKE SALAD BAR 100,000 51,019 7,653 4/21/2015 4/30/2025 5.75 85 722513 CA 150 11801 7550805002 CAR LUX INC. 1,110,000 976,333 244,083 4/28/2015 4/29/2040 4.75 75 531120 CA 151 11802 7603345000 MOM'S DELI 375,000 336,052 84,013 5/22/2015 5/27/2040 5.75 75 722511 AL 152 11805 7552475003 KELLY SMILE DENTISTRY 1,300,000 349,438 87,360 4/28/2015 4/30/2025 5.00 75 621210 CA 153 11810 7598805001 PLAZA LIQUOR 129,000 29,433 4,415 5/20/2015 6/10/2025 5.75 85 445310 CA 154 11813 7632985003 THE DENTAL SUITE AT TEMEC 246,000 41,417 10,354 6/5/2015 6/11/2025 6.00 75 621210 CA 155 11818 7646835005 DELTA LIQUOR 695,000 269,130 67,283 6/15/2015 6/25/2025 6.00 75 445310 CA 156 11819 7653425009 YA LOS ANGELES; INTERLUD 2,465,000 2,170,061 542,515 6/15/2015 6/17/2040 4.50 75 424330 CA 157 11821 7660925004 BAR T TRAVEL CENTER 4,617,000 4,131,682 1,032,921 6/17/2015 6/19/2040 5.50 75 447110 TX 158 11822 7683345010 DAY'S INN, SIX FLAG 1,416,000 842,809 210,702 6/26/2015 6/30/2040 5.50 75 721110 GA 159 11824 7679955002 KUU RESTAURANT 820,000 440,069 110,017 6/26/2015 7/2/2025 5.75 75 722511 TX 160 11831 7698055009 PEPPER'S LIQUOR 1,700,000 1,159,122 289,780 8/13/2015 8/13/2028 5.25 75 445310 MD 161 11835 7698165007 EL SOL 150,000 80,673 12,101 7/30/2015 8/10/2025 5.25 85 451120 CA 162 11837 7711945000 TOMATO MARKET 1,638,000 1,450,312 362,578 7/14/2015 8/24/2040 4.50 75 445110 CA 163 11839 7785035001 NEW CARLE PLACE FARM INC. 150,000 26,573 3,986 7/31/2015 12/1/2021 5.75 85 445110 NY 164 11841 7762885006 SHIRAYURI LLC 750,000 664,814 166,203 7/22/2015 7/24/2040 4.75 75 624410 CA 165 11847 7805405003 DILLON &STEVE'S AUTO BODY 587,000 520,108 130,027 8/5/2015 8/7/2040 4.75 75 811121 CA

As of January 27, 2021# Loan Number SBA Number Borrower Name Original B alance Current GL Baance Unguaranteed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 166 11849 7917445009 FLYERS VALERO 1,900,000 1,709,323 427,331 9/25/2015 10/5/2040 5.25 75 447110 CA 167 11851 7792085003 HANDS TO HOLD, INC. 310,000 170,898 42,724 8/11/2015 8/18/2025 5.50 75 812113 CA 168 11852 7824445010 UMGEE U.S.A., INC. 2,550,000 2,249,507 562,377 8/13/2015 9/16/2040 4.25 75 424330 CA 169 11853 7824485000 UMGEE U.S.A., INC. 2,450,000 2,164,872 541,218 8/13/2015 9/16/2040 4.25 75 424330 CA 170 11854 7827455008 SUPER 8 1,809,000 1,634,347 408,587 8/14/2015 8/26/2040 5.00 75 721110 AK 171 11856 7866975003 NAIL CITY 140,000 80,364 12,055 11/4/2015 11/12/2025 6.00 85 812113 NY 172 11860 7885895009 STREAM LINE ELECTRONIC 1,350,000 736,364 184,091 9/16/2015 9/18/2025 6.00 75 334413 CA 173 11861 7837095000 LOWRY LIQUORS 724,500 398,676 99,669 8/20/2015 9/4/2025 5.50 75 445310 CO 174 11864 7885245002 SODA BAY MARKET, INC. 300,000 239,694 59,923 9/18/2015 9/25/2040 5.25 75 445120 CA 175 11866 7882925010 3 STAR FOOD & LIQUOR 670,000 371,108 92,777 9/14/2015 9/21/2025 5.75 75 445310 CA 176 11867 7892065005 ROYAL CLEANERS 93,000 51,630 7,745 9/24/2015 9/30/2025 6.00 85 812320 CA 177 11869 7939295002 LOUIS LIQUOR 350,000 197,376 49,344 10/9/2015 11/5/2025 5.25 75 445310 CA 178 11870 7848295007 HELLO SUSHI 120,000 46,101 6,915 8/28/2015 9/1/2025 5.50 85 722511 CA 179 11876 7866715006 RUMBLE FISH 240,000 106,054 26,513 9/4/2015 9/11/2025 6.00 75 722511 CA 180 11880 7917475007 STAR COIN LAUNDRY 1,510,000 1,168,620 292,155 10/28/2015 10/29/2031 5.00 75 812310 GA 181 11881 7884055002 TONYMOLY HAWAII INC 250,000 136,943 34,236 9/15/2015 9/18/2025 5.25 75 446120 HI 182 11886 7921695006 COLOMA GROCERY 650,000 584,702 146,175 9/29/2015 10/5/2040 5.25 75 445110 CA 183 11887 7911055009 CARMELA ICE CREAM COMPANY 250,000 139,842 34,961 10/1/2015 10/7/2025 5.50 75 722513 CA 184 11890 7926105003 HONG KONG EXPESS 150,000 61,679 9,252 10/15/2015 10/15/2023 6.00 85 722513 CA 185 11891 7957435000 YEOMIJI INC 175,000 60,589 15,147 10/27/2015 10/27/2023 5.75 75 722511 NY 186 11894 7921715010 CAFE BLEU 650,000 379,359 94,840 9/29/2015 9/30/2025 5.25 75 722511 CA 187 11895 7972885004 STEELE CREEK CAFE 1,026,000 919,740 229,935 10/29/2015 10/30/2040 5.00 75 722511 NC 188 11897 7945385001 JNY ACCOUNTANCY INC 120,000 66,746 10,012 10/13/2015 10/22/2025 5.25 85 541211 CA 189 11899 7958995006 GARDEN OF THE GODS MOTEL 1,160,000 1,031,827 257,957 10/20/2015 10/20/2040 4.50 75 721110 CO 190 11903 8049175004 ADJ FINISHING, INC. 1,000,000 897,116 224,279 11/19/2015 11/30/2040 5.75 75 811121 CA 191 11911 8031085003 COTTEN'S CLEANERS&LAUNDRY 250,000 91,155 22,789 11/12/2015 11/17/2025 5.50 75 812320 TX 192 11915 8061095007 DENTAL EVOLUTIONS, INC. 300,000 171,133 42,783 11/24/2015 12/4/2025 5.75 75 339116 CA 193 11917 8020925000 TERIYAKI TIME II 105,000 60,122 9,018 11/11/2015 11/16/2025 6.00 85 722513 WA 194 11922 8025955008 WEST SHORES MARKET 695,000 614,720 153,680 11/10/2015 12/18/2040 5.50 75 445110 CA 195 11923 8025585004 DJ MARKET 140,000 80,405 12,061 11/11/2015 11/12/2025 6.00 85 445310 WA 196 11924 8061175007 #1 WISE PODIATRY CARE, P. 1,185,000 1,071,772 267,943 12/16/2015 12/22/2040 5.50 75 621391 NY 197 11928 8054325006 FEDERAL LIQUORS 198,000 102,259 25,565 11/25/2015 12/1/2025 5.50 75 445310 CO 198 11933 8072955000 VIP BUS LEA SING, LLC 635,000 364,659 91,165 12/1/2015 12/8/2025 5.25 75 485410 CA 199 11934 8099985009 24 HR SOLUTIONS PALLETS 932,000 749,074 187,269 12/14/2015 12/29/2040 5.50 75 423310 CA 200 11935 8084185002 CUPS FROZEN YOGURT 344,000 227,937 56,984 12/8/2015 12/21/2025 6.00 75 722515 CA 201 11944 8127765000 EQUITY SMART HOME LOANS, 430,000 358,335 89,584 12/21/2015 12/23/2040 5.00 75 531210 CA 202 11946 8131355009 FIRST IN SERVICE TRAVEL 500,000 290,763 72,691 12/28/2015 1/22/2026 5.25 75 812990 NY 203 11947 8141065009 DOO'S SEA FOOD 138,500 79,846 11,977 12/28/2015 12/30/2025 5.50 85 722513 GA 204 11950 8131015001 VALLEY COLLISION CENTER 150,000 86,813 13,022 1/11/2016 1/14/2026 5.00 85 811121 CA 205 11951 8135325008 HOWARD JOHNSON INN & SUIT 2,560,000 2,360,593 590,148 1/6/2016 1/13/2041 5.75 75 721110 WA 206 11954 8164895003 RJA AND COMPANY, LLC 500,000 284,795 71,199 1/13/2016 1/14/2026 4.25 75 541990 CA 207 11960 8196765004 CITY FOODS 465,000 273,276 68,319 1/26/2016 1/29/2026 5.75 75 445110 WA 208 11963 8186355006 CELEBRITY CARWASH AND MAI 3,292,500 3,016,993 754,248 2/2/2016 2/3/2041 5.00 75 811192 TX 209 11964 8252495001 SMILE PEDIATRIC THERAPY & 360,000 192,763 48,191 2/24/2016 2/28/2026 5.25 75 621340 CA 210 11965 8193505001 YUKI'S JAPANESE AT HILLSB 175,000 102,858 25,714 1/26/2016 1/29/2026 5.75 75 722511 OR 211 11967 8198805007 YAMATO RESTAURANT 350,000 185,661 46,415 1/27/2016 2/2/2025 6.00 75 722511 CA 212 11968 8230795007 XPR ESS CAR WASH 2,796,000 2,539,539 634,885 2/9/2016 2/11/2041 5.25 75 811192 CA 213 11969 8197015004 BON TON CLEANERS 393,000 206,383 51,596 1/28/2016 2/4/2026 6.00 75 812320 WA 214 11970 8241655006 SUNNY FOOD MARKET 260,000 148,999 37,250 2/26/2016 3/15/2026 5.25 75 445310 CA 215 11971 8224675010 EL POLLO NORTENO 796,000 721,106 180,276 2/16/2016 3/9/2041 5.00 75 722513 CA 216 11972 8216775005 SNOW WHITE BEAUTY STUDIO 384,000 330,921 82,730 2/9/2016 2/11/2041 5.50 75 812112 CO 217 11977 8395465000 SUBWAY 3257 320,000 113,536 28,384 4/20/2016 4/27/2023 6.00 75 722513 CA 218 11980 8245255001 RAINIER CHEV RON 150,000 91,138 13,671 3/1/2016 3/8/2026 6.00 85 447110 WA 219 11981 8245455002 K & J MART /APPLE FOOD MA 93,000 56,497 14,124 3/1/2016 3/8/2026 6.00 75 445120 WA 220 11985 8252385003 APIIS SECURITIES, INC. 300,000 177,110 44,278 2/22/2016 2/24/2026 5.25 75 524210 CA 221 11987 8284085001 PRONTO COIN LAUNDRY 150,000 89,788 13,468 3/9/2016 3/18/2026 5.25 85 812310 CA 222 11988 8291585007 QUALITY INN & SUITES 4,734,000 4,341,286 1,085,321 3/11/2016 3/16/2041 4.75 75 721110 CO 223 11990 8285395002 EPPEK LLC 246,000 224,648 56,162 3/7/2016 3/9/2041 5.50 75 517919 CA 224 11991 8318685003 SLPM ST R NURSE ANESTHESIA 200,000 38,771 9,693 3/22/2016 4/1/2026 5.75 75 621399 CA 225 11992 8320055001 ICHI ROLL WOK & TERIYAKI 150,000 58,906 8,836 3/23/2016 3/31/2026 5.25 85 722511 WA 226 11994 8332385003 LOS ANGELES PLUMBING & BA 320,000 146,745 36,686 3/28/2016 4/1/2026 5.75 75 238220 CA 227 11995 8338865006 WINCHESTER SHELL 635,000 385,471 96,368 3/29/2016 4/1/2026 5.25 75 447110 CA 228 11997 8308195005 B ELLTOWN MARKET 350,000 215,601 53,900 4/13/2016 4/15/2026 6.00 75 445110 WA 229 12000 8326915000 DINER BAKERY COMPANY 150,000 91,341 13,701 3/25/2016 3/29/2026 6.00 85 722511 GA 230 12001 8373585000 WEST STAR HOTEL 1,240,000 1,123,737 280,934 4/14/2016 4/20/2041 4.75 75 721110 NV 231 12002 8371745007 FASHION CLEANERS 177,000 102,847 4/13/2016 4/15/2026 8.00 75 812320 GA 232 12003 8365755003 A.R. MALIK INC 2,370,000 2,147,919 536,980 4/7/2016 4/11/2041 4.75 75 447110 TX 233 12008 8437995005 S & S CONTRACTOR 150,000 92,057 13,808 5/4/2016 5/5/2026 5.75 85 238140 NY 234 12010 8536515007 GUZMAN TIRE CORP. 262,000 239,615 59,904 6/14/2016 6/22/2041 5.25 75 811111 CA 235 12017 8474585010 CATHCART CHEVRON & JET CI 1,988,500 1,822,096 455,524 5/19/2016 6/15/2041 5.25 75 447110 WA 236 12022 8489765008 YOGU RTLAND 414,000 254,710 63,678 5/24/2016 5/27/2026 5.25 75 445299 CA 237 12028 8568875004 SOHAN LIQUOR MARKET 198,000 125,101 31,275 6/27/2016 7/26/2026 5.50 75 445310 CA 238 12029 8530125007 BEST WESTERN RANCHO GRAND 4,034,000 3,456,317 864,079 6/28/2016 6/30/2041 4.75 75 721110 AZ 239 12030 8583615005 SUBWAY #10252 300,000 190,340 47,585 7/26/2016 8/10/2026 6.00 75 722513 CA 240 12032 8545345006 RODEWAY INN CHA RLOTTE 570,000 520,619 130,155 6/20/2016 6/23/2041 5.00 75 721110 NC 241 12034 8566715009 TERIYAKI TIME 175,000 110,661 27,665 6/28/2016 6/30/2026 6.00 75 722513 WA 242 12037 8583835001 DONOR DETECTIVES 248,000 157,607 39,402 7/20/2016 7/29/2026 5.50 75 541613 CA 243 12038 8588435009 JEFFERSON MARKET 365,000 199,983 49,996 7/5/2016 7/12/2026 6.00 75 445310 CA 244 12039 8635625000 MAGDALENA LEESIANA SIMSIH 765,000 701,878 175,470 7/25/2016 7/28/2041 5.25 75 721110 CA 245 12040 8607425002 FUSION SUSHI 600,000 378,579 94,645 7/14/2016 7/21/2026 5.25 75 722511 CA 246 12044 8649465001 OPAK 100,000 64,217 9,633 8/1/2016 8/4/2026 5.75 85 425120 CA 247 12045 8635145009 SHEDOOR INTERNATIONA L, LL 1,320,000 1,201,219 300,305 7/25/2016 7/26/2041 4.75 75 624190 CA 248 12047 8682055009 KS CLEANERS TWO 168,000 101,694 25,424 8/15/2016 8/26/2026 5.75 75 812320 MD 249 12049 8687755006 CEDARS INN LEWISTON 1,140,000 1,052,078 263,019 8/18/2016 8/24/2041 5.50 75 721110 ID 250 12050 8800135000 WORLD FAMOUS GRILL 1,240,000 1,142,531 285,633 9/16/2016 10/4/2041 5.00 75 445299 CA 251 12052 8697395009 LOS CAMELLEOS TIENDA 940,000 855,892 213,973 8/22/2016 8/26/2041 5.25 75 445120 CA 252 12053 8702845008 KINGS CLEANER LLC 1,300,000 642,163 160,541 8/23/2016 8/30/2041 4.50 75 812320 VA 253 12056 8727765004 TOWN MART LIQUOR & GAS 1,440,000 1,319,920 329,980 8/30/2016 9/26/2041 4.75 75 447110 CA 254 12057 8743535005 AMERICAS BEST VALUE INN- 2,792,000 2,551,139 637,785 9/2/2016 9/8/2041 4.50 75 721110 CO 255 12061 8828495005 VERNS LIQUOR 360,000 235,369 58,842 9/21/2016 9/28/2026 5.75 75 445310 CO

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 256 12063 8805705004 CBI ENTERPRISES INC. 2,622,000 2,412,290 603,072 9/23/2016 9/27/2041 4.50 75 721110 WA 257 12066 8805065002 DRIFTWOOD MOTEL 845,000 774,531 193,633 9/28/2016 9/30/2041 4.75 75 721110 CO 258 12068 8805725010 BUONORA CHILD DEVELOPMENT 520,000 341,463 85,366 9/27/2016 9/29/2026 6.00 75 624410 CA 259 12070 8980725007 APPLEGATE'S CUSTOM COUNTE 205,000 150,946 37,737 10/25/2016 10/28/2041 5.00 75 238990 CA 260 12074 8886035005 FAIRWAY GROCERY 268,000 246,185 61,546 10/5/2016 10/7/2041 4.75 75 445110 WA 261 12075 8989215003 MAMA LION 800,000 591,967 147,992 10/26/2016 11/10/2026 5.75 75 722511 CA 262 12077 8939785001 KOKO N PIZZA 85,000 57,167 8,575 10/17/2016 11/14/2026 6.00 85 722511 CA 263 12079 8939835003 KC FASHION & SHOES, LLC 238,000 219,271 54,818 10/13/2016 10/20/2041 5.00 75 448190 CO 264 12080 9496555007 SUBWAY # 43995 122,000 86,844 13,027 5/22/2017 5/23/2027 5.50 85 722513 CA 265 12081 8965875008 CHECKERS FOOD MART 350,000 322,261 80,565 11/1/2016 11/4/2041 4.75 75 447110 WA 266 12084 8998395002 ECONOMY INN 495,000 319,393 79,848 10/26/2016 11/14/2041 5.25 75 721110 NM 267 12085 9008135001 ELITE PROVIDER URGENT 615,000 417,042 104,260 11/2/2016 12/14/2026 5.75 75 622110 CA 268 12086 9018545010 OXNARD FAMILY DENTISTRY 465,000 429,390 107,348 11/3/2016 11/9/2041 5.00 75 621210 CA 269 12090 9095345002 VACAVILLE FOOD & LIQUOR 280,000 188,976 47,244 11/29/2016 12/9/2026 5.50 75 445310 CA 270 12091 9136225009 BIRRIERIA JALISCO 385,000 280,645 70,161 12/13/2016 4/4/2027 5.75 75 722511 CA 271 12092 9098745010 TOKYO STEAK HOUSE 400,000 268,847 67,212 12/6/2016 12/12/2026 5.25 75 722511 WA 272 12093 9087865005 BIG JO'S 150,000 91,355 13,703 11/29/2016 11/30/2026 5.50 85 722513 CA 273 12094 9111775003 NA NA TERIYAKI 150,000 92,797 13,920 12/9/2016 12/15/2026 5.25 85 722511 WA 274 12095 9103905005 COUNTRY BOY MART 1,200,000 1,011,795 252,949 12/8/2016 12/19/2041 5.00 75 445120 WA 275 12100 9172175004 EAST BAY SUPER PRINT 150,000 72,389 10,858 12/22/2016 12/30/2023 6.00 85 323111 CA 276 12101 9293935003 BEN N LIN 1,245,000 1,154,361 288,590 3/15/2017 3/29/2042 4.75 75 531120 CA 277 12102 9158775000 B & EC, INC. 2,100,000 1,934,214 483,554 12/15/2016 12/19/2041 4.75 75 424310 CA 278 12105 9151795003 JAMES KIM, DDS, A PROFESS 349,000 321,089 80,272 12/14/2016 12/19/2041 4.50 75 621210 CA 279 12107 9177565002 EL SOBRANTE ARCO 1,525,000 1,417,244 354,311 3/16/2017 4/13/2042 4.75 75 447110 CA 280 12108 9183975003 DAE GEE 150,000 78,015 11,702 12/27/2016 12/29/2026 5.50 85 722511 CO 281 12109 9207485004 BOOTLEGGERS BAR & GRILL 175,000 120,239 30,060 1/9/2017 1/17/2027 6.00 75 722410 WA 282 12115 9228415004 DOLCE CONCERTO a567,000 395,881 98,970 1/20/2017 3/28/2027 5.50 75 722511 CA 283 12116 9327895003 WESTSIDE CONVENIENCE STOR 2,700,000 2,510,057 627,514 3/13/2017 3/16/2042 5.00 75 447190 CO 284 12118 9270105009 ZPIZZA 252,000 167,051 41,763 2/9/2017 2/21/2027 5.50 75 722513 CA 285 12119 9247175010 GLOBAL LAW GROUP CORPORAT 2,940,000 2,752,451 688,113 2/1/2017 2/2/2042 4.75 75 541110 CA 286 12120 9261535007 POKIRRITO 150,000 100,861 15,129 2/7/2017 2/16/2026 5.75 85 722511 CA 287 12122 9250115004 JNC ENTERPRISES, INC 315,000 292,992 73,248 1/31/2017 2/1/2042 5.25 75 722511 WA 288 12123 9247085007 RUMBLE FISH 200,000 139,486 34,872 1/30/2017 3/6/2027 5.50 75 722511 CA 289 12124 9247075004 OLD SALTS MARKET & DELI 250,000 50,870 12,718 1/27/2017 2/9/2027 5.75 75 447110 WA 290 12125 9264265004 LEGACY INN 1,070,000 995,369 248,842 2/6/2017 2/13/2042 5.25 75 721110 TX 291 12126 9270115001 IGNACIO LIQUOR AND MARKET 320,000 219,836 54,959 2/9/2017 2/17/2027 5.25 75 445310 CA 292 12127 9272705005 INTERLAKE GROCERY 575,000 517,632 129,408 2/10/2017 2/14/2042 4.75 75 445310 WA 293 12128 9319795008 MEHRI SAFARI, DDS, A PROF 183,000 127,701 31,925 3/8/2017 4/4/2027 5.75 75 621210 CA 294 12129 9333875004 MAVI TURKISH ARTS 420,000 314,409 78,602 3/14/2017 3/20/2042 5.25 75 453220 CO 295 12130 9293915008 AFFORDABLE DENTAL CARE 349,000 326,814 81,703 2/21/2017 2/28/2042 6.00 75 621210 CA 296 12131 9319645009 LE VALET CLEANERS 300,000 209,231 52,308 3/6/2017 3/8/2027 5.50 75 812320 VA 297 12132 9300425002 OLYMPIC GROCERY 537,000 324,532 81,133 2/24/2017 3/2/2027 5.25 75 445310 WA 298 12133 9319655001 CLASSIC WHOLESALE 935,000 866,840 216,710 3/6/2017 3/9/2042 4.75 75 424490 CA 299 12134 9388035007 AGAPE COTTAGES 424,000 394,395 98,599 4/6/2017 4/24/2042 5.00 75 623312 CA 300 12135 9341385010 HAPPY FAMILY HOME 560,000 521,935 130,484 3/15/2017 3/20/2042 5.25 75 623311 WA 301 12137 9344085009 AM ERICAN FINE FURNITURE 315,000 293,926 73,481 3/16/2017 3/17/2042 4.75 75 442110 GA 302 12138 9362195000 SUSHI HOUSE 280,000 154,322 38,580 3/23/2017 4/24/2027 5.25 75 722511 WA 303 12139 9607515010 TOBACCO CITY #2 200,000 121,811 30,453 7/17/2017 7/21/2027 5.50 75 453991 WA 304 12140 9479235003 MELODY FOOD MART 376,000 348,650 87,162 5/18/2017 5/25/2042 4.50 75 447110 WA 305 12141 9363815009 ARGO INN & SUITES 1,680,000 1,564,108 391,027 3/28/2017 4/3/2042 5.00 75 721110 CO 306 12142 9388055002 GOLDBERG'S NEW YORK BAGEL 330,000 235,802 58,950 4/21/2017 5/4/2027 5.75 75 311811 MD 307 12143 9440855004 SHIRAZ ENTERPRISES, INC. 1,130,000 1,052,713 263,178 6/9/2017 6/14/2042 4.75 75 722511 CA 308 12144 9376005001 DENTAL CARE OF LA VERNE 1,500,000 1,063,023 265,756 3/31/2017 4/13/2027 6.00 75 621210 CA 309 12146 9426425008 DJ & YUN INC 625,000 581,478 145,369 4/21/2017 5/10/2042 4.75 75 445110 WA 310 12147 9399955007 MIDWAY RCF 1,352,000 1,250,285 312,571 4/10/2017 4/12/2042 4.75 75 623990 OR 311 12148 9411695005 MAIN STREET SHELL 1,384,000 1,295,937 323,984 4/13/2017 4/18/2042 5.25 75 447110 WA 312 12149 9399995008 MIKE'S LIQUORS 2,330,000 2,161,197 540,299 4/7/2017 4/21/2042 4.75 75 445310 MD 313 12151 9447525002 TOM'S FAMOUS BURGERS 315,000 223,446 55,862 5/1/2017 5/3/2027 5.25 75 722513 CA 314 12152 9405925006 JOHN'S AUTO BODY 190,000 133,822 33,456 4/13/2017 4/14/2027 5.50 75 811111 WA 315 12153 9420305006 COLUMBIA PLACE 897,000 832,299 208,075 4/21/2017 4/26/2042 4.75 75 623110 WA 316 12155 9423215009 PARKWAY INN MOTEL 1,700,000 1,599,684 399,921 4/21/2017 4/28/2042 5.00 75 721110 CA 317 12156 9429435006 TOMO SUSHI & TERIYAKI 150,000 107,170 16,075 4/26/2017 5/1/2027 5.75 85 722513 CA 318 12157 9436185001 POWELSON NETWORK, INC. 400,000 371,126 92,781 4/26/2017 4/27/2042 4.75 75 623990 CA 319 12158 9684685008 GARDEN INN 1,282,000 1,200,463 300,116 8/28/2017 8/31/2042 5.00 75 721110 GA 320 12161 9429445009 EASTLAND PHARM ACY 460,000 321,558 80,389 4/21/2017 4/26/2027 5.00 75 446110 CA 321 12162 9465285006 AM ERICAS BEST VALUE INN 930,000 866,765 216,691 5/5/2017 5/9/2042 5.00 75 721110 NV 322 12163 9465295009 RODEWAY INN 1,400,000 1,304,812 326,203 5/5/2017 5/9/2042 5.00 75 721110 NV 323 12165 9447625008 WARRENTON CENTER CLEANERS 265,000 189,359 47,340 5/4/2017 5/10/2027 5.75 75 812320 VA 324 12166 9447575006 CLEAR HORIZON HOME SOLUTI 4,545,000 4,225,530 1,056,383 5/10/2017 5/19/2042 4.75 75 236118 CA 325 12167 9447565003 TROPICANA LIQUORS 1,955,000 1,826,565 456,641 5/3/2017 5/24/2042 5.25 75 445310 CA 326 12171 9498845004 KINGS SUPERMARKET, INC. 3,203,000 3,026,469 756,617 5/25/2017 5/31/2042 5.25 75 445110 CA 327 12172 9495365007 SONG'S TERIYAKI 175,000 124,121 31,030 5/23/2017 5/30/2027 5.25 75 722513 WA 328 12174 9528375007 RENATO LIMEN CALUGCUGAN, 643,000 601,934 150,483 6/8/2017 6/9/2042 5.25 75 621210 CA 329 12176 9546335010 COOS BAY HOSPITALITY, INC 2,417,000 2,260,439 565,110 6/19/2017 6/26/2042 5.25 75 721110 OR 330 12178 9547755009 TACOS SINALOA 150,000 106,680 26,670 6/16/2017 6/20/2027 4.75 75 722511 CA 331 12180 9565245002 ORANGE JULIUS 108,000 66,608 9,991 6/29/2017 7/5/2024 6.00 85 722515 WA 332 12182 9623045000 YOOCA CONSTRUCTION, INC. 150,000 109,713 16,457 7/24/2017 7/27/2027 6.00 85 236118 CA 333 12184 9625975001 EL VERANO MARKET 1,665,000 1,568,486 392,121 7/25/2017 7/31/2042 5.00 75 445310 CA 334 12185 9587795004 OKASAN TERIYAKI 120,000 74,519 11,178 7/5/2017 7/12/2027 5.75 85 722513 WA 335 12188 9610755002 DAYS INN DENVER DOWNTOWN 4,589,000 4,306,128 1,076,532 7/17/2017 7/18/2042 4.50 75 721110 CO 336 12190 9586325001 RAKIRAKI MISSION ST. SF, 340,000 263,140 65,785 8/2/2017 8/30/2027 5.75 75 722511 CA 337 12191 9812025004 AGAPE MUSIC CENTER 720,000 676,700 169,175 9/28/2017 10/12/2042 5.00 75 611692 CA 338 12192 9616575008 CHONG C. KIM MD 150,000 110,016 16,502 7/21/2017 7/25/2027 6.00 85 622110 WA 339 12193 9639825003 SINGH BROTHERS INCORPORAT 725,000 680,385 170,096 7/31/2017 8/1/2042 5.25 75 445310 NV 340 12196 9640965007 NK PROPERTIES, INC. 875,000 817,471 204,368 8/7/2017 8/10/2042 4.75 75 721110 CA 341 12197 9641255008 LIDO MOTEL, INC. 535,000 498,639 124,660 8/7/2017 8/10/2042 4.50 75 721110 CA 342 12199 9667865001 ZENESIS 26 2,800,000 2,468,082 617,020 8/14/2017 8/16/2042 4.75 75 423610 CA 343 12200 9661705009 JAY MAHAKALI, INC 586,000 548,633 137,158 8/9/2017 8/11/2042 5.00 75 445310 CA 344 12202 9684695000 BLD FRESH 525,000 497,981 124,495 8/23/2017 8/25/2042 5.75 75 722513 CA 345 12205 9726845007 AM ERICAN FOOD STORE 350,000 229,394 57,348 9/22/2017 10/16/2027 5.25 75 447110 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Baance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 346 12206 9742935010 SURF CITY LIQUOR 2,520,000 2,359,077 589,769 9/13/2017 9/19/2042 4.75 75 445310 CA 347 12207 2014637006 NORI PRESTO 298,000 231,369 57,842 2/1/2018 2/20/2028 5.25 75 722513 WA 348 12208 9841775005 M CCORKLE'S MARKET 438,000 410,756 102,689 10/11/2017 10/18/2042 4.75 75 445120 WA 349 12209 9729015000 PACIFIC GROCERY & DELI 1,140,000 869,087 217,272 9/14/2017 10/2/2042 5.00 75 447110 WA 350 12210 9728605009 LA MEXICANA MARKET 262,000 195,522 48,880 9/26/2017 10/5/2027 5.25 75 445110 CA 351 12211 9773145001 SUNNY'S MART 297,000 278,644 69,661 9/20/2017 9/22/2042 5.00 75 445310 WA 352 12212 9814175007 FRIENDLY LSD, INC 950,000 890,948 222,737 9/27/2017 10/19/2042 4.75 75 445120 WA 353 12213 1104487008 BARNEY & BERNIE'S GROCERY 2,966,000 2,781,638 695,410 10/26/2017 10/31/2042 4.75 75 447110 WA 354 12214 9874915006 TURNER'S LIQUOR 180,000 134,751 33,688 10/4/2017 10/18/2027 5.50 75 445310 CA 355 12216 1704137001 GARDEN SILVER TOWN 3,135,000 2,957,246 739,311 12/18/2017 12/20/2042 4.75 75 623312 CA 356 12220 1201567010 M AINSTAY SUITES 2,925,000 2,754,397 688,599 11/3/2017 11/9/2042 5.00 75 721110 AZ 357 12221 1274637008 SILVERSTONE INN AND SUITE 3,210,000 3,003,207 750,802 11/8/2017 11/10/2042 4.25 75 721110 ID 358 12223 1360077002 SAMMY'S LIQUORS 443,000 340,053 85,013 11/17/2017 12/13/2027 5.75 75 445310 DC 359 12225 1439667005 ROUND UP MOTEL 1,012,000 952,959 238,240 11/21/2017 11/30/2042 5.00 75 721110 WY 360 12226 1610027002 JOE ENTERPRISES, INC. 400,000 138,223 34,556 12/8/2017 12/18/2027 5.75 75 721110 CO 361 12227 1435607001 TWO FISH LLC 650,000 545,713 136,428 11/27/2017 12/8/2042 5.00 75 339116 WA 362 12228 1725797010 U2K, INC. 300,000 104,238 26,060 12/22/2017 12/28/2027 5.50 75 424330 CA 363 12229 1833847009 CARSON CITY INN 375,000 355,026 88,757 1/8/2018 1/16/2043 5.25 75 721110 NV 364 12230 2012557002 DOWNRIGGERS RESTAURANT 225,000 176,188 44,047 2/20/2018 2/26/2028 6.00 75 722511 WA 365 12231 1966467006 DT ASSOCIATES LLC 390,000 368,529 92,132 1/19/2018 1/24/2043 5.00 75 722410 WA 366 12232 2083067005 QUALITY INN 2,025,000 1,917,688 479,422 2/7/2018 2/28/2043 5.00 75 721110 AL 367 12233 1970877003 SUNBOW FOOD MART 595,000 559,576 139,894 1/19/2018 1/23/2043 4.75 75 445120 WA 368 12234 1980997008 ECONOMY INN 1,150,000 1,084,585 271,146 1/19/2018 1/23/2043 4.75 75 721110 WA 369 12235 1820577001 LUCKY FOOD MART 1,440,000 1,358,078 339,520 1/11/2018 1/16/2043 4.75 75 447110 WA 370 12238 2014207006 INTERNATIONAL TITLE & ESC 277,500 261,170 65,292 1/30/2018 1/30/2043 4.50 75 541191 VA 371 12239 2033237010 BOSS MARKET 595,000 562,243 140,561 1/26/2018 1/30/2043 5.00 75 445310 CA 372 12240 2014917007 PRAIRIE MARKET 320,000 302,713 75,678 2/5/2018 2/9/2043 5.00 75 445120 WA 373 12242 2033337005 WASHCO ON M ILITARY INC 425,000 400,005 100,001 1/29/2018 1/31/2043 4.50 75 812310 WA 374 12244 2107927009 HANDY CORNER 700,000 662,935 165,734 2/6/2018 2/12/2043 5.00 75 447110 UT 375 12246 2166717005 MOTEL INTERNATIONAL 500,000 475,153 118,788 3/1/2018 3/1/2043 5.25 75 721110 WA 376 12247 2299707006 HISTORIAN INN 1,295,000 1,228,441 307,110 3/9/2018 3/13/2043 5.00 75 721110 NV 377 12248 2504367000 UNIVERSITY INN CHICO, LLC 770,000 731,017 182,754 6/28/2018 7/19/2043 5.25 75 721110 CA 378 12249 2262117002 DAVE'S TOWING SERVICE 1,650,000 1,559,291 389,823 2/28/2018 3/2/2043 4.50 75 488410 CA 379 12251 2289827003 RED & BLACK, LLC 380,000 301,648 75,412 3/7/2018 3/9/2028 6.00 75 722511 WA 380 12253 2336767002 CHAMPIONS TOWING LODI 360,000 345,179 86,295 3/21/2018 4/6/2043 5.25 75 488410 CA 381 12254 2362967007 SANSAI GRILL BURBANK 407,000 280,029 70,007 3/23/2018 4/23/2028 5.25 75 722513 CA 382 12255 2323427006 HAPPY FAMILY ADULT FAMILY 641,000 609,147 152,287 3/19/2018 3/22/2043 5.25 75 623311 WA 383 12256 2402617002 PAO GROUP INC 280,000 265,110 66,277 3/30/2018 4/6/2043 5.00 75 484110 CA 384 12257 2376437002 QUALITY INN SELAH 1,960,000 1,855,808 463,952 3/27/2018 3/29/2043 4.75 75 721110 WA 385 12258 2452337010 THREE GUYS CONSTRUCTION 340,000 318,520 79,630 4/12/2018 4/20/2043 5.00 75 445310 WA 386 12259 2484937007 RIO INN & SUITES 2,555,000 2,428,349 607,087 4/27/2018 6/5/2043 4.75 75 721110 CA 387 12261 2471127001 RANCH MOTEL 700,000 663,029 165,757 4/17/2018 4/19/2043 4.75 75 721110 CO 388 12262 2489247000 QUICK FIVE EXPRESS CAR WA 1,034,000 981,019 245,255 4/20/2018 4/30/2043 4.75 75 811192 CA 389 12263 2507797006 NUEVECON LLC 1,750,000 1,657,334 414,334 4/26/2018 5/9/2043 4.50 75 722410 WA 390 12264 2570897004 B LUEFIELD FUEL 2,285,000 2,163,994 540,998 5/14/2018 5/16/2043 4.50 75 447110 CA 391 12265 2529917006 CROSSROADS CAFE 125,000 99,824 14,974 5/3/2018 5/25/2028 5.50 85 722513 CA 392 12266 2529907003 AMBOY MARKET 425,000 190,640 47,660 5/10/2018 5/22/2028 5.50 75 445110 WA 393 12267 2529977002 YONAS, INCORPORATED 2,830,000 2,675,229 668,807 5/9/2018 5/23/2043 4.25 75 445310 DC 394 12268 2528907001 SURESTAY PLUS HOTEL BY BE 52,845 32,578 4,887 5/18/2018 6/11/2028 5.50 85 721110 ID 395 12269 2538877009 S N R ANGELUS OAKS, INC. 437,000 413,855 103,464 5/7/2018 5/10/2043 4.50 75 445120 CA 396 12270 2589807010 OREN PAINTING, LLC 695,000 660,534 165,134 5/25/2018 6/4/2043 4.75 75 238320 OR 397 12271 2564447002 GOLDEN MOTEUR, INC. 3,379,000 3,023,837 755,959 5/22/2018 5/30/2043 4.75 75 447110 CA 398 12272 2571027003 SELECT COIN LAUNDRY 658,000 524,152 131,038 5/15/2018 5/16/2028 5.25 75 812310 TX 399 12273 2613677009 BAYMONT INN & SUITES FORT 2,554,000 2,438,822 609,706 5/30/2018 5/31/2043 4.50 75 721110 CO 400 12275 2685847000 EVA GROUP LLC 357,000 341,942 85,486 11/7/2018 11/9/2043 5.00 75 445310 MD 401 12276 2649567002 CORPORATE EAST HOTEL 1,737,000 1,367,361 341,840 6/8/2018 6/12/2043 4.75 75 721110 KS 402 12277 2671497001 CENTRAL LIQUOR 260,000 212,206 53,052 6/18/2018 7/18/2028 6.00 75 445310 CA 403 12278 2701137000 RED ROOF INN-WARRENTON 2,440,000 2,311,863 577,966 6/28/2018 6/29/2043 4.75 75 721110 VA 404 12280 2690827010 COMFORT SUITES PHOENIX 3,000,000 2,846,252 711,563 6/20/2018 6/29/2043 4.50 75 721110 AZ 405 12281 2788727002 PIZZA CUCINA 150,000 121,457 18,219 7/30/2018 7/31/2028 5.25 85 722513 TX 406 12283 2725687006 LVGEM GROUP INC. 4,650,000 4,414,798 1,103,700 7/11/2018 7/13/2043 4.50 75 531390 CA 407 12284 2790867008 HAMID RASHEED, RASHEED AH 401,000 373,080 93,270 7/24/2018 8/17/2043 4.75 75 447110 CA 408 12285 2824487000 DJ DENTAL LAB, INC. 1,982,000 1,885,023 471,256 8/7/2018 8/10/2043 4.25 75 339116 CA 409 12286 2782667007 MOTEL 6 OF AMHERST #4742 1,470,000 1,345,415 336,354 7/25/2018 7/31/2043 4.50 75 721110 OH 410 12287 2808967002 SUPER 7 FOOD & LIQUOR 300,000 202,837 50,709 8/2/2018 8/28/2028 5.50 75 445310 CA 411 12291 2881927008 NEW MARINA MARKET 760,000 704,789 176,197 8/29/2018 10/25/2036 5.25 75 447110 CA 412 12292 2876277009 AM ERICAS BEST VALUE INN 1,376,000 1,322,815 330,704 8/28/2018 8/30/2043 4.50 75 721110 TX 413 12293 2891287010 SUPER8 REDFIELD 680,000 649,710 162,428 8/30/2018 9/4/2043 5.00 75 721110 SD 414 12294 2904237006 MBHS HOTEL PARTNERS, INC. 2,720,000 2,595,120 648,780 9/7/2018 9/20/2043 4.75 75 721110 TX 415 12295 2996117001 WING STOP RESTAURANT 485,000 424,368 106,092 10/30/2018 5/2/2029 5.75 75 722511 CA 416 12297 2987667000 SUPER 7 1,089,000 1,039,975 259,994 10/5/2018 10/25/2043 4.75 75 721110 LA 417 12298 2979527004 MATSUI SUSHI 90,000 75,145 11,272 10/22/2018 10/25/2028 6.00 85 722511 VA 418 12299 2991897002 ROAD TO SEOUL 1,260,000 779,934 194,984 10/15/2018 11/8/2028 5.25 75 722511 CA 419 12300 2996537009 INLAND DYNAMIC ENTERPRISE 360,000 345,679 86,420 10/5/2018 10/11/2043 5.50 75 811111 CA 420 12301 3196987000 FAST MART 510,000 434,760 108,690 11/16/2018 1/30/2029 5.75 75 445310 CA 421 12302 3181587006 WOODART STUDIO 348,000 333,768 83,442 11/13/2018 11/16/2043 5.25 75 337212 CA 422 12303 3406797001 FIREHOUSE SUBS 310,000 264,262 66,066 12/31/2018 1/18/2029 5.75 75 722511 CA 423 12304 3309307003 QUALITY INN & SUITES 2,970,000 2,848,793 712,198 12/18/2018 12/21/2043 5.00 75 721110 LA 424 12305 3238597000 FAMILY ADULT DAY HEALTH 2,350,000 1,964,284 491,071 11/26/2018 11/30/2043 5.25 75 624120 CA 425 12306  QUALITY INN PONCA CITY 1,755,000 1,744,997 436,249 11/15/2018 11/19/2043 7.25 75 721110 OK 426 12307 3268367002 M ILLENNIA LS, LLC 525,000 503,557 125,889 12/3/2018 12/11/2043 5.00 75 445310 MD 427 12308 3261017010 MR. JIM'S PIZZA 80,000 67,317 10,098 11/28/2018 11/30/2028 6.00 85 722513 TX 428 12309 3369137002 JOY CARE MANAGEMENT, LLC. 3,710,000 3,571,456 892,864 12/18/2018 12/31/2043 5.00 75 623312 CA 429 12310 3407017003 KQ SHELL 1,991,000 1,909,803 477,451 1/16/2019 1/25/2044 4.75 75 447110 CA 430 12311 3406877001 SHRESTHA EMPIRE, INC. 1,100,000 1,057,773 264,443 1/9/2019 1/31/2044 5.25 75 447110 CA 431 12312 3470807007 LAS BONITAS FOODS INC 522,000 504,058 126,015 1/28/2019 2/14/2044 5.75 75 722511 CA 432 12313 3622117001 SUNSHINE CAFE & GRILL 324,000 292,274 73,069 3/27/2019 4/2/2029 5.75 75 722513 CA 433 12314 3532067006 NYAPARA, LLC 820,000 789,068 197,267 2/15/2019 2/28/2044 5.00 75 623312 WA 434 12316 3702887009 KINGSLEY PLACE ADULT 1,225,000 1,073,817 268,454 5/6/2019 5/14/2029 5.50 75 624120 CA 435 12318 3628157003 MAKI & SUSHI 150,000 130,560 19,584 4/19/2019 4/23/2029 5.50 85 722511 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percentage Naics State 436 12319 3752997005 RODEWAY INN 2,385,000 2,290,803 572,701 5/31/2019 6/4/2044 4.50 75 721110 LA 437 12320 3785947008 LA QUINTA INN SAN ANTONIO 4,123,000 4,009,182 1,002,295 6/13/2019 6/20/2044 4.75 75 721110 TX 438 12321 3834587004 FAIRM ONT LIQUOR 1,767,000 1,714,897 428,724 7/11/2019 9/5/2044 4.75 75 445310 CA 439 12322 3830517008 STARTING GATE RESTAURANT 1,440,000 1,330,579 332,645 7/9/2019 7/15/2044 4.50 75 722511 WA 440 12323 3932627007 ARCO AMPM 5,000,000 4,846,031 1,211,508 8/27/2019 9/24/2044 4.25 75 447110 CA 441 12324 3926847007 THUNDERBIRD MOTEL 944,000 914,332 228,583 8/23/2019 8/27/2044 4.50 75 721110 TX 442 12325 3854837004 DK MARKET AND DELI INC 510,000 425,048 106,262 7/29/2019 8/22/2044 5.00 75 445310 CA 443 12326 3960807010 KNIGHTS INN 2,415,000 2,347,836 586,959 9/16/2019 9/17/2044 4.75 75 721110 VA 444 12327 3883837003 VIRGIL LAUNDRYMAT GROUP L 4,305,000 4,225,756 1,056,439 7/30/2019 8/2/2044 4.00 75 812310 CA 445 12328 3892537009 JA PETROLEUM 1,000,000 968,582 242,145 8/20/2019 8/28/2044 4.50 75 447110 CA 446 12329 3915317006 HAMPTON INN1 4,370,000 4,236,454 1,059,113 8/22/2019 8/29/2044 4.75 75 721110 AZ 447 12330 3956827002 ARCO AMPM 5,000,000 4,855,560 1,213,890 9/23/2019 10/15/2044 4.25 75 447110 CA 448 12332 3964057007 FLORII, INC. 2,650,000 2,573,444 643,361 10/2/2019 10/3/2044 4.25 75 424990 CA 449 12333 4086697000 SUPER 8 955,000 932,390 233,097 11/19/2019 12/18/2044 5.00 75 721110 NM 450 12334 4054837000 STEPHENS CITY TRUCK SERVI 1,000,000 974,091 243,523 11/22/2019 11/25/2044 4.75 75 441320 VA 451 12335 4045777004 HOLIDAY INN EXPRESS 5,000,000 4,878,130 1,219,533 11/18/2019 12/10/2044 4.75 75 721110 NM 452 12337 4045897005 LA QUINTA INN 5,000,000 4,878,130 1,219,533 11/18/2019 12/11/2044 4.75 75 721110 NM 453 12339 4077767006 L. LOVE, INC. 5,000,000 4,871,251 1,217,813 11/7/2019 11/12/2044 4.75 75 424330 CA 454 12341 4126657005 DISCOUNT LIQUOR & CIGARET 397,000 364,999 91,250 12/6/2019 12/19/2029 5.25 75 445310 CA 455 12342 4115657010 INDRENI DISCOUNT LIQUORS 400,000 372,819 93,205 11/25/2019 2/11/2030 5.25 75 445310 MD 456 12343 4160367005 HD TRUCK REPAIR & SERVICE 1,224,000 1,192,725 298,181 1/8/2020 1/8/2045 4.75 75 811111 GA 457 12344 4210097006 SUPERIOR TECH HVAC 176,000 172,247 43,062 2/6/2020 2/6/2045 4.75 75 238220 GA 458 12346 4198967003 DERBY FOOD CENTER 396,000 369,403 92,351 1/22/2020 2/28/2030 5.50 75 445110 CA 459 12347 4196197004 LAKEWOOD LODGE MOTEL 1,560,000 1,523,076 380,769 1/21/2020 1/23/2045 4.50 75 721110 CO 460 12348 4217067000 SIDHU SANTA FE MARKET INC 1,550,000 1,519,069 379,767 2/3/2020 3/4/2045 4.75 75 445310 CA 461 12349 4219807001 QUALITY INN 1,080,000 1,067,564 266,891 2/7/2020 2/10/2045 4.75 75 721110 WY 462 12350 4252517010 COMFORT SUITES SAN ANTONI 5,000,000 4,939,957 1,234,989 2/27/2020 2/28/2045 4.50 75 721110 TX 463 12352 4237427009 DAY CREEK CLEANERS 390,000 374,679 93,670 2/13/2020 2/20/2030 5.00 75 812320 CA 464 12353 6010827005 CAVETOWN LIQUORS 300,000 282,371 70,593 4/6/2020 4/10/2030 5.25 75 445310 MD 465 12354 6045747408 BETHEL PLASTICS, INC. 4,500,000 4,443,308 1,110,827 6/1/2020 6/4/2045 4.50 75 424990 CA 466 12355 3513908108 DUFFYS LIQUOR 760,000 753,668 188,417 7/20/2020 8/27/2045 5.25 75 445310 CA 467 12356 6333357806 CAL PARK LIQUOR 750,000 724,257 181,064 6/22/2020 7/10/2030 6.00 75 445310 CA 468 12357 6368858200 ZAA BUSINESS LLC 2,158,000 2,139,570 534,893 8/19/2020 8/24/2045 4.75 75 447110 TX 469 12358 6417348208 HMS MART MESQUITE 1,800,000 1,784,151 446,038 8/21/2020 8/26/2045 4.75 75 445120 TX 470 12359 6417608203 ALOHA HAWAIIAN B.B.Q. 310,000 300,051 75,013 8/21/2020 8/26/2030 5.25 75 722511 CA 471 12360 7862528206 RED ROOF INN WINCHESTER 3,730,000 3,706,481 926,620 9/17/2020 9/22/2045 5.00 75 721110 VA 472 12361 7891688207 FRIENDLY AMIGO MART 278,000 276,767 69,192 9/4/2020 9/11/2045 5.25 75 447110 TX 473 12363 8295268208 FAMILY FOOD MART 446,800 443,921 110,980 9/18/2020 9/23/2045 5.00 75 445120 TX 474 12364 8194298207 MUNNA MARKET INC 4,170,000 4,143,009 1,035,752 9/15/2020 9/25/2045 5.25 75 445110 TX 475 12365 8309698210 S & Y FOOD MART 1,245,000 1,236,642 309,161 9/21/2020 9/23/2045 4.75 75 447110 TX 476 12366 8232868203 BILLU INC. 1,810,000 1,796,895 449,224 9/15/2020 9/25/2045 4.50 75 445310 MD 477 12367 8313898203 PREETSINGH 7, INC. 1,391,000 1,381,477 345,369 9/21/2020 9/24/2045 4.75 75 447110 CA Total 469,181,145 391,958,918 96,493,252

(2)	PPP Loan Schedule

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 1 30001 6444277003 COTTEN'S CLEANERS & LAUND 38,400 14,000  4/20/2020 4/21/2022 1.00 100 812320 TX 2 30002 4502787003 BOSS MARKET 17,900 17,900  4/13/2020 4/14/2022 1.00 100 445310 CA 3 30003 5661017106 CHARLIE'S PLACE 18,700 5,000  4/20/2020 4/23/2022 1.00 100 722513 CA 4 30004 5376957107 HILLSMAN CENTER 57,700 57,700  4/20/2020 4/22/2022 1.00 100 623220 CA 5 30005 6459017009 ELWIN 122,900 122,900  4/20/2020 4/22/2022 1.00 100 442291 CA 6 30006 6296207001 AMEX MANUFACTURING, INC. 75,600 75,600  4/20/2020 4/23/2022 1.00 100 811310 CA 7 30008 6409727001 REDONDO COFFEE SHOP 31,700 31,700  4/20/2020 4/23/2022 1.00 100 722513 CA 8 30009 6367027004 NEW FRONTIER STEEL FABRIC 65,500 65,500  4/20/2020 4/23/2022 1.00 100 812990 CA 9 30011 6401307010 SICIQ 33,000 33,000  4/20/2020 4/23/2022 1.00 100 339999 CA 10 30012 6396157007 ICCO ACCESSORIES 44,500 44,500  4/20/2020 4/24/2022 1.00 100 424990 CA 11 30013 6359747008 VAGABOND INN 43,200 10,000  4/20/2020 4/23/2022 1.00 100 721110 NV 12 30014 6280497002 WETZEL'S PRETZELS 111,900 111,900  4/20/2020 4/23/2022 1.00 100 722515 CA 13 30019 6466087006 JDX BLINDS AND CURTAINS 107,900 107,900  4/20/2020 4/22/2022 1.00 100 442291 CA 14 30020 7194687009 HOLIDAY INN EXPRESS 76,200 76,200  4/20/2020 4/23/2022 1.00 100 721110 NM 15 30021 6961517001 RUMBLE FISH 71,200 71,200  4/16/2020 4/17/2022 1.00 100 722511 CA 16 30022 7328277000 KATIE W CHU O.D. INC. 21,200 21,200  4/20/2020 4/30/2022 1.00 100 621320 CA 17 30023 7360757002 LA QUINTA INN 58,700 58,700  4/20/2020 4/23/2022 1.00 100 721110 NM 18 30024 7330127000 LOS FELIZ CHEVRON 36,400 36,400  4/21/2020 4/24/2022 1.00 100 447110 CA 19 30026 7369057000 BOSS RECYCLING 16,500 16,500  4/13/2020 4/14/2022 1.00 100 423930 CA 20 30027 7397107010 ZENESIS 26 18,300 18,300  4/20/2020 4/23/2022 1.00 100 423610 CA 21 30028 7514947004 LINDA'S BEAUTY SUPPLY 32,200 32,200  4/20/2020 4/23/2022 1.00 100 446120 CA 22 30029 7532397009 URBAN FAB CORP. 129,700 129,700  4/20/2020 4/30/2022 1.00 100 424330 CA 23 30030 7554937006 APIIS FINANCIAL, INC. 63,400 63,400  4/20/2020 4/21/2022 1.00 100 524210 CA 24 30031 5544897102 HAMPTON INN1 82,900 82,900  4/20/2020 4/22/2022 1.00 100 721110 AZ 25 30032 5513317100 WETZEL'S PRETZELS 77,400 77,400  4/20/2020 4/23/2022 1.00 100 722515 CA 26 30033 5466377103 PIERPOINT TRANS LINE, INC 90,600 90,600  4/20/2020 4/22/2022 1.00 100 484110 CA 27 30034 5528607107 WETZEL'S PRETZELS 91,800 91,800  4/20/2020 4/23/2022 1.00 100 722515 CA 28 30035 5479567100 ECONOMY INN; LONGVIEW INN 14,100 14,100  4/20/2020 4/23/2022 1.00 100 721110 WA 29 30037 5503467106 WESTMINSTER EDIBLES INC. 88,600 88,600  4/20/2020 4/23/2022 1.00 100 722515 CA 30 30039 5504697107 FUSHION SUSHI 135,800 135,800  4/16/2020 4/22/2022 1.00 100 722511 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 31 30040 5537637107 EYE PLACE OPTOMETRY 51,300 51,300 4/20/2020 4/23/2022 1.00 100 621320 CA 32 30041 5526647104 ADNANT LLC 225,700 225,700 4/20/2020 4/22/2022 1.00 100 541611 CA 33 30042 5620757109 WETZEL'S PRETZELS 122,300 122,300 4/20/2020 4/23/2022 1.00 100 722515 CA 34 30043 5549187100 EAST LAKE FOOD AND LIQUOR 43,400 43,400 4/20/2020 4/23/2022 1.00 100 445310 CA 35 30044 5556647105 MARINA LIQUOR 28,200 28,200 4/20/2020 4/23/2022 1.00 100 445310 CA 36 30045 5655557108 ROGER FOOD & LIQUOR STORE 18,300 18,300 4/20/2020 4/23/2022 1.00 100 445310 CA 37 30046 5649507108 QUALITY INN LONGMONT 50,700 50,700 4/20/2020 4/23/2022 1.00 100 721110 CO 38 30047 5642547106 LA QUINTA INN SAN ANTONIO 30,600 30,600 4/20/2020 4/22/2022 1.00 100 721110 TX 39 30048 5540717108 RAMEN RAKI RAKI 302,200 302,200 4/20/2020 4/23/2022 1.00 100 722511 CA 40 30049 5551087104 SHIRAYURI YOUCHIEN 23,200 23,200 4/20/2020 4/23/2022 1.00 100 624410 CA 41 30050 5634127109 SHIRAYURI YOUCHIEN 63,300 63,300 4/20/2020 4/23/2022 1.00 100 624410 CA 42 30051 7598557001 SUBWAY #43995 18,200 18,200 4/20/2020 4/24/2022 1.00 100 722513 CA 43 30053 5783997105 NEVEIN ELGALAD DDS INC 25,200 25,200 4/20/2020 4/24/2022 1.00 100 621210 CA 44 30054 5783177106 SEACLIFF VILLAGE CLEANERS 33,900 33,900 4/20/2020 4/23/2022 1.00 100 812320 CA 45 30055 7941687101 BEACH CLEANERS 19,800 19,800 4/20/2020 4/23/2022 1.00 100 812320 CA 46 30056 6312907109 OXNARD FAMILY DENTISTRY 49,100 49,100 4/20/2020 4/24/2022 1.00 100 621210 CA 47 30058 6341207110 LA MEXICANA MARKET 28,700 28,700 4/20/2020 4/22/2022 1.00 100 445110 CA 48 30060 5788707109 CORNER MARKET 20,500 20,500 4/20/2020 4/24/2022 1.00 100 445310 DC 49 30061 5788367103 MATSUI SUSHI 42,900 42,900 4/20/2020 4/24/2022 1.00 100 722511 VA 50 30063 6279577103 LOS ANGELES PLUMBING 313,000 313,000 4/20/2020 4/23/2022 1.00 100 238220 CA 51 30064 6285177108 SS KIM INVESTMENT LLC 19,700 19,700 4/20/2020 4/23/2022 1.00 100 812320 TX 52 30065 5787627107 DENTAL CARE OF LAVERNE 84,900 84,900 4/20/2020 4/24/2022 1.00 100 621210 CA 53 30066 6329747105 CJ GRAND SPA, INC. 64,500 64,500 4/20/2020 4/24/2022 1.00 100 812199 CA 54 30067 7644197100 VICTORY INTERNATIONAL GRO 91,500 91,500 4/20/2020 4/23/2022 1.00 100 424990 CA 55 30068 6294447108 MINI MARKET 28,100 28,100 4/20/2020 4/24/2022 1.00 100 445310 CA 56 30069 6299997108 SUNBOW FOOD MART 6,100 6,100 4/20/2020 4/24/2022 1.00 100 445120 WA 57 30073 5787217102 QUALITY INN SELAH 44,400 44,400 4/20/2020 4/24/2022 1.00 100 721110 WA 58 30074 6318837102 RODEWAY INN 57,400 57,400 4/20/2020 4/23/2022 1.00 100 721110 LA 59 30075 6327427110 CHECKERS FOOD MART, LLC 14,100 14,100 4/20/2020 4/24/2022 1.00 100 447110 WA 60 30077 7255527110 STARTING GATE RESTAURANT 47,900 47,900 4/20/2020 4/24/2022 1.00 100 722511 WA 61 30078 7286017102 SUPER 8 27,400 27,400 4/20/2020 4/24/2022 1.00 100 721110 NM 62 30079 6337677108 DUK J CORPORATION 101,900 101,900 4/20/2020 4/24/2022 1.00 100 236220 CA 63 30080 6308677109 THE SMILE AGENCY 125,800 125,800 4/20/2020 4/24/2022 1.00 100 621210 CA 64 30081 6324167109 C & H TAX & BUSINESS CONS 61,200 61,200 4/20/2020 4/23/2022 1.00 100 541213 CA 65 30084 5784267100 EL POLLO NORTENO 182,800 182,800 4/20/2020 4/24/2022 1.00 100 722513 CA 66 30085 7724317110 TOMATO MARKET 52,600 52,600 4/20/2020 4/24/2022 1.00 100 445110 CA 67 30087 6335197102 QUALITY INN WEST END 140,300 10,000 4/20/2020 4/22/2022 1.00 100 721110 VA 68 30088 6506257102 SELECT PALLET 105,300 105,300 4/20/2020 4/24/2022 1.00 100 423310 CA 69 30091 5785107100 PEPPER'S LIQUORS 24,100 24,100 4/20/2020 4/22/2022 1.00 100 445310 MD 70 30093 5781627106 SALADISH 64,700 64,700 4/20/2020 4/23/2022 1.00 100 722513 CA 71 30094 7750007104 IRVIN KAW DENTAL 37,700 37,700 4/20/2020 4/24/2022 1.00 100 621210 CA 72 30095 6333117107 BIRRIERIA JALISCO 81,000 81,000 4/20/2020 4/24/2022 1.00 100 722511 CA 73 30096 6343887108 LUK BHAVA, MEDICAL CORPOR 56,000 56,000 4/20/2020 4/20/2022 1.00 100 621111 CA 74 30097 7642857104 SIAM ELEPHANT THAI REST. 122,200 122,200 4/20/2020 4/24/2022 1.00 100 722513 CA 75 30098 6346277108 SUNG & HWANG LLP 89,500 4,000 4/20/2020 4/22/2022 1.00 100 541110 MD 76 30099 6339067106 TOM'S FAMOUS BURGERS 28,500 28,500 4/20/2020 4/22/2022 1.00 100 722513 CA 77 30100 6391927101 THE BLOCK AT PIKE & ROSE 305,700 10,067 4/20/2020 4/24/2022 1.00 100 722511 MD 78 30101 7429747107 TRINITY FUNDING, INC. 22,900 22,900 4/20/2020 4/22/2022 1.00 100 522310 TX 79 30102 6343347110 YOUNG'S OPTOMETRY CORPORA 17,800 17,800 4/20/2020 4/24/2022 1.00 100 621320 CA 80 30103 5782587109 AMERICAS BEST VALUE INN 23,200 23,200 4/20/2020 4/23/2022 1.00 100 721110 NV 81 30104 6339497106 RODEWAY INN 18,800 18,800 4/20/2020 4/23/2022 1.00 100 721110 NV 82 30105 6356687106 LEE'S GOLDEN BUDDHA IX 35,400 35,400 4/20/2020 4/24/2022 1.00 100 722511 GA 83 30106 5782137103 FAIRGROUND INN 44,600 44,600 4/20/2020 4/24/2022 1.00 100 721110 WA 84 30107 6814917101 STEELE CREEK CAFE 18,300 18,300 4/20/2020 4/24/2022 1.00 100 722511 NC 85 30108 6586607110 BLUEFIELD FUEL 30,000 5,000 4/20/2020 4/24/2022 1.00 100 447110 CA 86 30109 6465307107 SILVERLAKE RAMEN 2GO 65,100 65,100 4/20/2020 4/24/2022 1.00 100 722511 CA 87 30110 6496937100 SILVERLAKE RAMEN 111,400 111,400 4/21/2020 4/24/2022 1.00 100 722511 CA 88 30111 6525807107 SLIVERLAKE RAMEN 111,400 111,400 4/20/2020 4/23/2022 1.00 100 722511 CA 89 30112 6514167110 ECONO LODGE DIA 115,900 115,900 4/20/2020 4/23/2022 1.00 100 721110 CA 90 30113 6530067104 BEST DUMPLINGS 49,100 49,100 4/20/2020 4/23/2022 1.00 100 722320 NJ 91 30115 6551507104 MARINA MARKET 18,600 18,600 4/20/2020 4/24/2022 1.00 100 445310 CA 92 30116 6770797110 KONOR DETECTIVES 21,700 21,700 4/20/2020 4/24/2022 1.00 100 541613 CA 93 30117 6744087105 AUTOBOX; ROY'S AUTO 24,300 24,300 4/20/2020 4/24/2022 1.00 100 811111 CA 94 30118 6577517105 JOHN'S AUTO BODY 18,200 18,200 4/20/2020 4/24/2022 1.00 100 811111 WA 95 30119 6607917109 GILSON RESTAURANT 15,700 15,700 4/20/2020 4/24/2022 1.00 100 722511 WA 96 30121 6793257104 MEERE AN PLASTIC SURGERY, 35,700 14,200 4/20/2020 4/23/2022 1.00 100 621111 CA 97 30123 6975217104 I LOVE BBQ, INC. 92,200 92,200 4/20/2020 4/24/2022 1.00 100 722511 CA 98 30124 6569697102 ALEXANDER YONG-KWON CHUNG 47,400 47,400 4/20/2020 4/23/2022 1.00 100 621210 CA 99 30125 6585717106 LOVE SUSHI TO, INC. 51,400 51,400 4/20/2020 4/23/2022 1.00 100 722511 CA 100 30126 6786507109 ATRIUM MARKETPLACE 28,800 28,800 4/20/2020 4/24/2022 1.00 100 445120 CA 101 30127 7007987109 BAKERSFIELD SUSHI IN TOWN 89,200 89,200 4/20/2020 4/24/2022 1.00 100 722511 CA 102 30128 6673537100 VERTEX INTERNATIONAL, INC 108,400 108,400 4/20/2020 4/24/2022 1.00 100 424320 CA 103 30129 7023417102 TIFFS GAS MART 6,500 6,500 4/20/2020 4/24/2022 1.00 100 447110 CA 104 30130 6675367101 JJS BOUTIQUE, INC. 57,000 57,000 4/20/2020 4/22/2022 1.00 100 424310 CA 105 30131 7082607100 COLLEGO FUNDING 10,600 10,600 4/20/2020 4/24/2022 1.00 100 541990 CA 106 30132 6866117110 LOVE SUSHI HOUSE V, INC. 84,000 84,000 4/20/2020 4/24/2022 1.00 100 722511 CA 107 30136 7391347109 FLYERS VALERO 43,000 43,000 4/21/2020 4/24/2022 1.00 100 447110 CA 108 30138 6867017106 THE FLAME BROILER 6,900 6,900 4/20/2020 4/22/2022 1.00 100 445299 CA 109 30139 7019177110 GARDEN OF THE GODS MOTEL 24,800 24,800 4/20/2020 4/23/2022 1.00 100 721110 CO 110 30140 7453117106 YOGURTLAND-SAN CLEMENTE 21,800 21,800 4/20/2020 4/23/2022 1.00 100 445299 CA 111 30141 7336987110 YOGURTLAND-LA PAZ 19,500 19,500 4/20/2020 4/24/2022 1.00 100 445299 CA 112 30142 7368157102 YOGURTLAND-KALIEDOSCOPE 17,100 17,100 4/20/2020 4/24/2022 1.00 100 445299 CA 113 30143 7395257103 YOGURTLAND-LAGUNA NIGUEL 19,400 19,400 4/20/2020 4/24/2022 1.00 100 445299 CA 114 30144 7109117107 CENTRAL LIQUOR 28,400 28,400 4/20/2020 4/24/2022 1.00 100 445310 CA 115 30146 7152457110 SACRAMENTO EDIBLES INC. 96,500 96,500 4/20/2020 4/24/2022 1.00 100 722515 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 116 30148 7646097109 SURESTAY PLUS HOTEL 84,000 84,000 4/20/2020 4/24/2022 1.00 100 721110 ID 117 30149 7261377109 KQ SHELL 22,000 5,000 4/20/2020 4/24/2022 1.00 100 447110 CA 118 30150 7947137101 PHOENIX NAILS 10,800 10,800 4/21/2020 4/24/2022 1.00 100 812113 IL 119 30151 7292427103 BONSAI GARDEN SUSHIBAR 85,700 85,700 4/20/2020 4/24/2022 1.00 100 722511 CA 120 30153 7666967107 M &B PETROLEUM INC. 55,000 55,000 4/20/2020 4/24/2022 1.00 100 447110 CA 121 30154 7977527101 WOW YANAGI SUSHI 51,100 51,100 4/20/2020 4/24/2022 1.00 100 722511 CA 122 30155 7966557104 NAIL STORY 22,800 22,800 4/21/2020 4/24/2022 1.00 100 812113 IL 123 30156 7710857107 HOWARD JOHNSON INN & SUIT 46,700 46,700 4/20/2020 4/24/2022 1.00 100 721110 WA 124 30157 7711227108 RIVIERA QUALITY CLEANERS 20,000 20,000 4/20/2020 4/22/2022 1.00 100 812320 CA 125 30158 7985367101 EASTERN BRIDGE FOOS 31,500 31,500 4/20/2020 4/24/2022 1.00 100 424410 CA 126 30159 8007587101 PHILLIP Z.H. KAW 58,000 58,000 4/20/2020 4/24/2022 1.00 100 621210 CA 127 30160 9070457105 VALERIE TRADING, INC. 65,800 65,800 4/20/2020 4/24/2022 1.00 100 423990 CA 128 30161 9143507109 SIAM IMPERIAL LLC 54,300 54,300 4/20/2020 4/24/2022 1.00 100 722511 CA 129 30162 9082297102 VIVA TACOS LA ESTRELLA 95,100 95,100 4/20/2020 4/24/2022 1.00 100 722511 CA 130 30163 9062687104 ELSA PAO, O.D., INC. 60,700 60,700 4/20/2020 4/24/2022 1.00 100 621320 CA 131 30164 9177967105 FAST STOP FOOD STORE 14,400 14,400 4/20/2020 4/24/2022 1.00 100 445310 CA 132 30165 9140967101 FAST STOP FOOD STORE 8,800 8,800 4/20/2020 4/24/2022 1.00 100 445120 CA 133 30166 9196347102 SELECT COIN LAUNDRY 41,600 41,600 4/20/2020 4/24/2022 1.00 100 812310 TX 134 30167 9927577106 COLOMA GROCERY 13,400 13,400 4/20/2020 4/24/2022 1.00 100 445110 CA 135 30168 9141087110 CARSON CITY INN 16,000 16,000 4/20/2020 4/24/2022 1.00 100 721110 NV 136 30169 9189867107 BAYMONT INN & SUITES FORT 81,700 81,700 4/20/2020 4/24/2022 1.00 100 721110 CO 137 30171 9688687106 ARCO AMPM 43,000 43,000 4/20/2020 4/24/2022 1.00 100 447110 CA 138 30172 9391377106 VIVA TACOS LA ESTRELLA CO 22,300 22,300 4/20/2020 4/24/2022 1.00 100 722511 CA 139 30173 9794767110 ARCO AMPM 16,400 16,400 4/20/2020 4/24/2022 1.00 100 447110 CA 140 30174 9757427103 ARCO AMPM 20,300 20,300 4/20/2020 4/24/2022 1.00 100 447110 CA 141 30175 9828007104 OZEN JAPANESE RESTAURANT 104,300 104,300 4/20/2020 4/24/2022 1.00 100 722511 CA 142 30176 9957757102 HOLLYWOOD BRANDED INC. 70,900 70,900 4/20/2020 4/24/2022 1.00 100 541810 CA 143 30177 9892257103 WONDER PRESCHOOL & LEARNI 87,000 87,000 4/20/2020 4/24/2022 1.00 100 624410 CA 144 30178 9967367107 ROUND UP MOTEL 29,600 29,600 4/20/2020 4/24/2022 1.00 100 721110 WY 145 30180 1059707209 DORY COCINA INC. 29,800 29,800 4/20/2020 4/24/2022 1.00 100 722513 CA 146 30182 1192847204 PIZZA XPRESS 4,600 4,600 4/20/2020 4/24/2022 1.00 100 722513 UT 147 30185 1149837206 L & F ENTERPRISE, INC. 60,400 60,400 4/20/2020 4/24/2022 1.00 100 722513 CA 148 30186 1194477204 ALBERTO'S MEXICAN FOOD 89,100 89,100 4/20/2020 4/24/2022 1.00 100 722511 CA 149 30187 1258247205 ASAP MARKET 2002, LLC 48,900 48,900 4/20/2020 4/24/2022 1.00 100 445310 OR 150 30189 1263667207 DREAMY DELIGHTS, LLC 70,900 70,900 4/21/2020 4/24/2022 1.00 100 722513 CA 151 30190 1327847202 A & T PALLETS, INC. 98,300 98,300 4/20/2020 4/24/2022 1.00 100 423310 CA 152 30191 1322317208 VACAVILLE FOOD & LIQUOR 9,300 9,300 4/20/2020 4/24/2022 1.00 100 445310 CA 153 30192 1436787207 PIC & PAY MARKET; EL VERA 15,300 15,300 4/20/2020 4/24/2022 1.00 100 445120 CA 154 30193 1381917200 FAIRVIEW MARKET 23,900 23,900 4/20/2020 4/24/2022 1.00 100 445120 CA 155 30195 1257317200 A & R PALLETS, INC. 30,800 30,800 4/20/2020 4/24/2022 1.00 100 423310 CA 156 30196 1296117202 THE SUPERBIONICOS, INC. 28,800 28,800 4/21/2020 4/24/2022 1.00 100 445299 CA 157 30197 1264477200 COOS BAY HOSPITALITY, INC 39,200 39,200 4/20/2020 4/24/2022 1.00 100 721110 OR 158 30199 1408347207 JJ'S DELI & GROCERY & COI 20,300 20,300 4/21/2020 4/24/2022 1.00 100 445110 WA 159 30200 1652977210 BILL RANGEL COLOR & DESIG 14,500 14,500 4/20/2020 4/24/2022 1.00 100 454390 CA 160 30201 1651297205 DISCOUNT LIQUOR 11,200 11,200 4/20/2020 4/24/2022 1.00 100 445310 CA 161 30202 1617817202 ELMIRA LIQUORS 16,200 16,200 4/21/2020 4/24/2022 1.00 100 445310 CA 162 30203 1526987201 FAIRMONT LIQUOR 16,200 16,200 4/20/2020 4/24/2022 1.00 100 445310 CA 163 30204 1464817200 DISCOUNT LIQUOR & CIGARET 5,000 5,000 4/20/2020 4/24/2022 1.00 100 445310 CA 164 30205 1289277206 ACE ALLOY WHEEL 70,800 8,000 4/20/2020 4/24/2022 1.00 100 423110 CA 165 30206 1282407205 FAST TAX SERVICES 48,700 48,700 4/20/2020 4/24/2022 1.00 100 541213 CA 166 30207 1488817205 CATHCART CHEVRON & JET CI 33,000 33,000 4/21/2020 4/24/2022 1.00 100 447110 WA 167 30208 1594407204 MAGNA OIL LLC 23,200 23,200 4/21/2020 4/24/2022 1.00 100 447110 UT 168 30209 1667487208 WEST VALLEY CHEVRON 25,800 25,800 4/21/2020 4/24/2022 1.00 100 447110 UT 169 30210 1410457204 QUALITY INN AND SUITES 69,800 69,800 4/20/2020 4/24/2022 1.00 100 721110 CO 170 30211 1453967204 TOP'S ART SUPPLIES, INC. 20,700 20,700 4/20/2020 4/24/2022 1.00 100 451120 CA 171 30212 1450597205 AFFORDABLE DENTAL CARE 35,000 35,000 4/20/2020 4/24/2022 1.00 100 621210 CA 172 30213 1502867206 CARRIAGE CLEANERS 10,400 10,400 4/20/2020 4/24/2022 1.00 100 812320 GA 173 30214 1496507206 MAYA JEWELRY IMPORTS INC. 28,200 28,200 4/20/2020 4/24/2022 1.00 100 448310 CA 174 30215 1568577205 EAST BAY SUPER PRINT 69,500 69,500 4/20/2020 4/24/2022 1.00 100 323111 CA 175 30217 1537047207 RED TOP CONVENIENCE STORE 12,400 12,400 4/20/2020 4/22/2022 1.00 100 445120 MD 176 30218 1734697202 MAIN STREET SHELL 12,900 12,900 4/20/2020 4/24/2022 1.00 100 447110 CA 177 30219 1517307205 EK8 INC. 44,600 44,600 4/20/2020 4/22/2022 1.00 100 447110 MD 178 30220 1828787206 COMFOR SUITES PHOENIX NOR 64,600 64,600 4/20/2020 4/24/2022 1.00 100 721110 WA 179 30221 1858717208 ANIMAL BIRTH CONTROL CENT 37,300 37,300 4/20/2020 4/24/2022 1.00 100 541940 WA 180 30222 1600957202 L.A.CAMPER SHELLS & TRUCK 15,900 15,900 4/20/2020 4/24/2022 1.00 100 452319 CA 181 30223 1574207206 E.G.E. CORPORATION 61,700 61,700 4/20/2020 4/22/2022 1.00 100 447110 MD 182 30224 1603797208 ARCO AMPM 39,100 39,100 4/20/2020 4/24/2022 1.00 100 447110 CA 183 30225 1864837205 ARCO AMPM 23,300 23,300 4/20/2020 4/24/2022 1.00 100 447110 CA 184 30226 1808207210 WRAICH TRANSPORT, LLC 21,600 21,600 4/20/2020 4/24/2022 1.00 100 484110 CA 185 30227 1856327205 GREEN MANGO THAI BISTRO 62,700 62,700 4/20/2020 4/24/2022 1.00 100 722511 CA 186 30229 1994107207 ALBERTO'S AUTHENTIC MEX 92,700 92,700 4/20/2020 4/24/2022 1.00 100 445299 CA 187 30230 2423017205 BELLE'S BAGELS, INC. 64,700 64,700 4/20/2020 4/22/2022 1.00 100 311812 CA 188 30231 8763467008 MONEY ACCESS PLUS, INC. 5,000 5,000 4/16/2020 4/16/2022 1.00 100 812990 CA 189 30233 5593767203 MEHRI SAFARI, DDS, A PROF 17,400 17,400 4/27/2020 5/7/2022 1.00 100 621210 CA 190 30234 5260147207 LA LIBERTAD MEDICAL CLINI 421,700 421,700 4/27/2020 5/7/2022 1.00 100 621111 CA 191 30236 4206277205 BEST WESTERN RANCHO GRAND 78,600 78,600 4/27/2020 5/6/2022 1.00 100 721110 AZ 192 30238 6734837210 AQUASEA INC. 292,000 292,000 4/28/2020 5/8/2022 1.00 100 315220 CA 193 30239 5343867206 G.O. PALLETS, INC. 268,100 268,100 4/27/2020 5/5/2022 1.00 100 423310 CA 194 30240 5353157209 BUONORA CHILD DEVELOPMENT 124,600 124,600 4/27/2020 5/7/2022 1.00 100 624410 CA 195 30242 6260037203 MAMA LION 148,100 148,100 4/27/2020 5/7/2022 1.00 100 722511 CA 196 30243 5676837206 FARGO LOGISTICS INC 144,100 144,100 4/27/2020 5/5/2022 1.00 100 484110 CA 197 30244 6132627209 KT INDUSTRIES, INC. 141,900 141,900 4/27/2020 5/1/2022 1.00 100 238210 CA 198 30245 6453097206 TOI ON SUNSET 138,000 138,000 4/28/2020 5/7/2022 1.00 100 722511 CA 199 30246 5381297202 KABUKI JAPANESE RESTAURAN 119,600 119,600 4/27/2020 5/5/2022 1.00 100 722511 CA 200 30248 6664357201 MANPOWER SERVICES 122,000 122,000 4/28/2020 5/7/2022 1.00 100 238210 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 201 30249 5700037203 SUSHI HOUSE 120,600 120,600 4/27/2020 5/5/2022 1.00 100 722511 WA 202 30250 8239597201 PORT OF SUBS 112,100 112,100 4/28/2020 5/7/2022 1.00 100 722513 NV 203 30251 5731277208 MEGACIS DENTAL LAB 108,000 108,000 4/27/2020 5/5/2022 1.00 100 339116 CA 204 30252 5419187200 BEST WESTERN JOSHUA TREE 103,400 103,400 4/27/2020 5/5/2022 1.00 100 721110 CA 205 30253 6809417208 KINGS SUPERMARKET, INC. 42,100 42,100 4/28/2020 5/8/2022 1.00 100 445110 CA 206 30254 4819397209 BOULEVARD APPAREL, INC. 89,800 89,800 4/27/2020 5/6/2022 1.00 100 424330 CA 207 30255 5918827207 NATIONWIDE PALLETS, INC. 97,500 97,500 4/27/2020 5/7/2022 1.00 100 423310 CA 208 30256 6229427204 HOLIDAY INN EXPRESS OF DU 95,600 95,600 4/27/2020 5/7/2022 1.00 100 721110 TX 209 30258 5822867203 JULIANA LIM CHB, INC. 72,500 72,500 4/27/2020 5/6/2022 1.00 100 488510 CA 210 30259 5650537201 HOLIDAY INN EXPRESS 82,200 82,200 4/28/2020 5/7/2022 1.00 100 721110 TX 211 30260 6378267208 SUPER 8 80,200 80,200 4/28/2020 5/7/2022 1.00 100 721110 WA 212 30261 5918727201 SCOTTS PERFORMANCE PRODUC 80,000 80,000 4/27/2020 5/6/2022 1.00 100 441228 CA 213 30262 6365967207 WRAICH TRAVEL PLAZA INC. 78,200 78,200 4/28/2020 5/7/2022 1.00 100 811111 CA 214 30263 5952747200 LAW OFFICES OF BRIAN S. W 76,800 76,800 4/27/2020 5/7/2022 1.00 100 541110 CA 215 30264 6190587208 KELLY SMILE DENTISTRY 72,000 72,000 4/27/2020 5/6/2022 1.00 100 621210 CA 216 30265 5567307201 CLINICA MEDICA LA CARIDAD 76,000 76,000 4/27/2020 5/6/2022 1.00 100 541990 CA 217 30266 6571427210 HOLIDAY INN EXPRESS & 68,000 68,000 4/28/2020 5/7/2022 1.00 100 721110 TX 218 30268 5867247209 DAYS INN DENVER DOWNTOWN 66,500 66,500 4/27/2020 5/6/2022 1.00 100 721110 CO 219 30269 8309717207 KENSINGTON LUGGAGE 64,900 64,900 4/28/2020 5/7/2022 1.00 100 453220 CA 220 30271 6228577201 ENVISION RESPONSE; BEST G 42,400 42,400 4/27/2020 5/6/2022 1.00 100 512110 CA 221 30272 6315307210 ECONO LODGE 52,800 52,800 4/27/2020 5/6/2022 1.00 100 721110 NV 222 30274 5311537207 RESTAURANT WORLD 52,000 52,000 4/27/2020 5/6/2022 1.00 100 423740 CA 223 30275 5721337209 MAINSTAY SUITES 50,200 50,200 4/27/2020 4/30/2022 1.00 100 721110 AZ 224 30277 6273597206 WD GLOBAL LOGISTICS CORP 42,000 4,000 4/27/2020 5/6/2022 1.00 100 488510 CA 225 30278 8218917202 DRAFT BEER INTELLIGENCE 27,800 2,000 4/28/2020 5/7/2022 1.00 100 312120 CA 226 30280 5560887208 CITY DENTAL CENTERS 36,600 36,600 4/27/2020 5/7/2022 1.00 100 621210 CA 227 30283 4996567202 ICHI ROLL WOK & TERIYAKI 26,000 26,000 4/27/2020 5/6/2022 1.00 100 722511 WA 228 30285 5356517205 BRIGHT STAR LOGISTICS 23,800 23,800 4/27/2020 5/6/2022 1.00 100 488510 CA 229 30286 5812697207 BARNEY & BERNIE'S GROCERY 22,700 22,700 4/27/2020 5/7/2022 1.00 100 447110 WA 230 30287 6653717207 QUALITY INN AND SUITES 22,400 22,400 4/28/2020 5/7/2022 1.00 100 721110 CO 231 30288 6895867209 711 AMSTERDAM, INC. 20,800 20,800 4/28/2020 5/7/2022 1.00 100 711510 CA 232 30289 5912087209 SUHWOO, INC. 20,800 20,800 4/27/2020 4/30/2022 1.00 100 315210 CA 233 30290 5830617209 NATIONWIDE HOMES AND LEND 20,800 20,800 4/27/2020 4/30/2022 1.00 100 531210 CA 234 30291 5351257200 K TOWN EXPRESS 20,300 4,000 5/6/2020 5/6/2022 1.00 100 722513 CA 235 30292 5216307210 BEAUTY R US 17,400 17,400 4/27/2020 5/7/2022 1.00 100 446120 TX 236 30293 5856777209 CMS FAST FOOD CORP 16,900 16,900 4/27/2020 5/7/2022 1.00 100 722513 CA 237 30294 5926577204 RIVER TRAIL FILMS 16,100 16,100 4/27/2020 5/6/2022 1.00 100 512110 CA 238 30295 6322327203 ALI GREER CO 15,000 15,000 4/27/2020 5/6/2022 1.00 100 511199 CA 239 30296 4192767208 QUALITY INN & SUITES 14,700 14,700 4/27/2020 5/7/2022 1.00 100 721110 GA 240 30298 5430777201 J'S CLEANERS & LAUNDRY 16,400 16,400 4/27/2020 5/7/2022 1.00 100 812320 CA 241 30300 5389047202 BEAUTY R US 11,600 11,600 4/27/2020 5/7/2022 1.00 100 446120 TX 242 30301 5469727205 HANDY CORNER; QUICK STOP 9,500 9,500 4/27/2020 5/7/2022 1.00 100 447110 UT 243 30302 5783147206 JUMBO MARKET 7,000 7,000 4/28/2020 5/6/2022 1.00 100 445120 CA 244 30306 4289617205 OCEAN SHORE MINI MARKET 15,000 15,000 4/27/2020 4/30/2022 1.00 100 445110 WA 245 30310 6816017204 CALISMOKES LLC 7,600 7,600 4/28/2020 5/7/2022 1.00 100 445120 CA 246 30311 8258767210 WING STOP RESTAURANT 101,900 101,900 4/28/2020 5/7/2022 1.00 100 722511 CA 247 30312 6264417207 FIREHOUSE SUBS 39,900 39,900 4/27/2020 5/6/2022 1.00 100 722511 CA 248 30313 6467097207 ROSEMONT WINE & LIQUOR 11,200 11,200 4/28/2020 5/7/2022 1.00 100 445310 CA 249 30314 6006767204 R & S INVESTMENT OF NEVAD 70,200 70,200 4/27/2020 5/6/2022 1.00 100 721110 CA 250 30315 6678497209 LOS CAMELLEOS TIENDA 12,300 12,300 4/28/2020 5/7/2022 1.00 100 445120 CA 251 30316 6177787204 DUBLIN VALERO INC. 58,600 58,600 4/27/2020 5/6/2022 1.00 100 447110 CA 252 30317 4392197208 SURF CITY LIQUOR 18,000 18,000 4/27/2020 5/7/2022 1.00 100 445310 CA 253 30318 4770017209 17 FOOD STORE 17,200 17,200 4/27/2020 5/7/2022 1.00 100 445120 CA 254 30319 6380077209 DRIFTWOOD MOTEL INC 29,200 29,200 4/28/2020 5/7/2022 1.00 100 721110 CO 255 30320 6432737209 RODEWAY INN CHARLOTTE 18,000 18,000 4/28/2020 5/8/2022 1.00 100 721110 NC 256 30321 5096907207 7-ELEVEN STORE 39621 B 39,500 39,500 4/27/2020 5/7/2022 1.00 100 445120 CA 257 30324 5219147205 POWELSON NETWORK 52,000 52,000 4/27/2020 5/6/2022 1.00 100 623990 CA 258 30326 8254907207 INDIA KABAB & CURRY 39,000 39,000 4/28/2020 5/8/2022 1.00 100 445299 NV 259 30327 5386787206 EDGEWICK INN 63,000 63,000 4/27/2020 5/6/2022 1.00 100 721110 WA 260 30328 5418977210 ACCUVISION OPTOMETRY, INC 42,700 42,700 4/27/2020 4/30/2022 1.00 100 621320 CA 261 30329 6821387204 EXXELL CORPORATION 40,700 40,700 4/28/2020 5/7/2022 1.00 100 541990 CA 262 30330 6517657208 AUTOMOTIVE DESIGNS AND 148,500 148,500 4/28/2020 5/7/2022 1.00 100 336390 CA 263 30331 6548837206 AUTOMOTIVE DESIGNS, INC. 114,900 114,900 4/28/2020 5/7/2022 1.00 100 336390 CA 264 30332 6141687207 UMAMI JAPANESE RESTAURANT 59,200 59,200 4/27/2020 5/7/2022 1.00 100 722511 LA 265 30333 8555687206 AVA TECH LLC 57,000 57,000 4/28/2020 5/7/2022 1.00 100 541618 CA 266 30334 8997067205 PURE CLEANERS, INC. 42,100 42,100 4/28/2020 5/7/2022 1.00 100 812320 CA 267 30335 5654657210 WING STOP RESTAURANT 102,400 102,400 4/27/2020 5/6/2022 1.00 100 722511 CA 268 30336 8301237200 WING STOP RESTAURANT 57,500 57,500 4/28/2020 5/7/2022 1.00 100 722511 CA 269 30337 8899277205 STRATUS ENVIRONMENTAL 390,600 390,600 4/27/2020 5/7/2022 1.00 100 541620 CA 270 30338 8974387204 PREMIUM PALLET, INC. 55,900 55,900 4/28/2020 5/7/2022 1.00 100 423310 CA 271 30339 8504227208 TRIANGLE ELECTRIC & CONST 109,700 109,700 4/28/2020 5/7/2022 1.00 100 238210 CA 272 30340 8604037207 VALUED ELECTRIC, INC 18,600 18,600 4/28/2020 5/7/2022 1.00 100 238210 CA 273 30341 8689557208 LOVE SUSHI BLUE, INC. 45,700 45,700 4/28/2020 5/7/2022 1.00 100 722511 CA 274 30342 8850797207 SAKI LIQUOR 37,200 37,200 4/28/2020 5/7/2022 1.00 100 445310 CA 275 30343 8926957204 SUSHI GESSHIN 24,900 24,900 4/28/2020 5/7/2022 1.00 100 722511 CA 276 30344 9030287206 MASTER GLASS, INC. 107,900 107,900 4/28/2020 5/8/2022 1.00 100 238150 CA 277 30346 8728857208 #1 WISE PODIATRY CARE, P. 36,200 36,200 4/28/2020 5/8/2022 1.00 100 621391 NY 278 30348 8614657209 TRAVEL SQUARES, INC. 11,600 11,600 4/28/2020 5/8/2022 1.00 100 561510 CA 279 30349 8774777209 PACITA D. FRANCO, DDS INC 17,100 17,100 4/28/2020 5/8/2022 1.00 100 621210 CA 280 30350 8724757205 COASTAL DEALER SERVICES, 20,800 20,800 4/28/2020 5/8/2022 1.00 100 524298 CA 281 30351 8859727204 NOM NOM TERIYAKI 'N MORE 4,200 4,200 4/28/2020 5/8/2022 1.00 100 722511 WA 282 30352 6465017201 PRO BEAUTY OF VENTURA 25,600 25,600 4/28/2020 5/7/2022 1.00 100 446120 CA 283 30354 8910277207 STAR CLEANERS 14,500 14,500 4/28/2020 5/8/2022 1.00 100 812320 TX 284 30355 6497717204 SUSHI WOW 51,800 51,800 4/28/2020 5/7/2022 1.00 100 722511 NV 285 30356 9245567204 C.J. CONSTRUCTION & DEVEL 4,500 4,500 4/28/2020 5/7/2022 1.00 100 236220 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 286 30357 9409747207 KJSS GLOBAL, INC. 12,500 12,500 4/28/2020 5/8/2022 1.00 100 424310 CA 287 30358 9565407201 HELLO LYDIA 18,400 4,025 4/28/2020 5/7/2022 1.00 100 448140 CA 288 30359 1043217308 GINA BERSCHNEIDER, INC. 191,100 191,100 4/28/2020 5/7/2022 1.00 100 337125 CA 289 30360 1080687308 CARRIAGE CLEANERS SMYRNA 19,600 19,600 4/28/2020 5/7/2022 1.00 100 812320 GA 290 30361 1156417305 QUALITY SUITES HUNTSVILLE 32,500 32,500 4/28/2020 5/7/2022 1.00 100 721110 TX 291 30362 1206847304 SKAGIT MOTEL 27,800 27,800 4/28/2020 5/7/2022 1.00 100 721110 WA 292 30363 1253507310 HEIDAR BABA GRILL 61,800 61,800 4/28/2020 5/7/2022 1.00 100 722511 CA 293 30367 1202747301 VAGABOND INN SAN PEDRO 74,500 74,500 4/28/2020 5/7/2022 1.00 100 721110 CA 294 30368 1289867304 PW IMPERIAL HWY C STORE 27,100 27,100 4/28/2020 5/7/2022 1.00 100 445110 CA 295 30369 1224027309 CHIVAS FARM, INC. 21,100 21,100 4/28/2020 5/8/2022 1.00 100 445110 CA 296 30370 3567177309 RIO INN & SUITES 27,400 27,400 4/29/2020 5/7/2022 1.00 100 721110 CA 297 30371 9071087310 LB COLLECTION INC. 15,800 15,800 5/1/2020 5/7/2022 1.00 100 453998 CA 298 30373 1298407406 SERVICE PARKING CORPORATI 201,900 201,900 5/4/2020 5/13/2022 1.00 100 812930 CA 299 30375 1349057409 OVIDIUS KORA 20,800 1,000 5/4/2020 5/14/2022 1.00 100 541613 CA 300 30376 1349647409 CHASE SMITH SIMONTON 20,800 20,800 5/4/2020 5/13/2022 1.00 100 531210 CA 301 30377 1600307402 PANASYSTEM CORPORATION 46,800 46,800 5/4/2020 5/13/2022 1.00 100 454110 CA 302 30378 1675397401 17'S CLEANERS & TAILORS 16,700 16,700 5/4/2020 5/8/2022 1.00 100 812320 IL 303 30380 1664957408 YANG SOO PARK 32,200 32,200 5/4/2020 5/13/2022 1.00 100 722511 CA 304 30381 1643637407 T-SHIRT SUPER WARE HOUSE 34,100 34,100 5/4/2020 5/13/2022 1.00 100 448190 CA 305 30382 1635377401 PAN-AM PRIVATE PATROL 20,800 20,800 5/4/2020 5/13/2022 1.00 100 561612 CA 306 30383 1684197402 HANA MOTOR SERVICE, INC. 35,000 35,000 5/4/2020 5/14/2022 1.00 100 811111 CA 307 30384 1672657401 GREENWICH VILLAGE CAFE 16,000 16,000 5/4/2020 5/13/2022 1.00 100 722513 CA 308 30385 1715127407 JUSS PRODUCTIONS, INC. 7,200 7,200 5/4/2020 5/13/2022 1.00 100 541990 CA 309 30386 2275847400 SMILE CLEANERS, INC 14,500 14,500 5/5/2020 5/13/2022 1.00 100 812320 CA 310 30387 3108547401 CAPRI INN 8,900 8,900 5/6/2020 5/14/2022 1.00 100 721110 CA 311 30388 3334497408 KHUN DOM RESTAURANT, INC. 26,400 26,400 5/7/2020 5/14/2022 1.00 100 722513 CA 312 30389 3554497410 777 MOTOR INN 57,800 57,800 5/7/2020 5/14/2022 1.00 100 721110 CA 313 30390 5017947407 S. Y. THOMAS SONG, M.D. 76,800 76,800 5/11/2020 5/20/2022 1.00 100 621111 CA 314 30391 3687697404 DICKIE DOBINS CLEANERS 10,900 10,900 5/7/2020 5/14/2022 1.00 100 812320 CA 315 30392 5857257404 PINK HORSES, LLC 110,100 110,100 5/13/2020 5/21/2022 1.00 100 315280 CA 316 30393 5893667406 SHELLEY ENTERPRISES INC 15,200 15,200 5/13/2020 5/21/2022 1.00 100 423940 CA 317 30394 8925597408 KENSINGTON LUGGAGE 24,700 24,700 5/19/2020 5/28/2022 1.00 100 448320 CA 318 30395 9170537407 SALVATORE'S ON MELROSE 44,900 44,900 5/19/2020 5/28/2022 1.00 100 722511 CA 319 30396 9729667402 DAVE'S TOWING SERVICE 6,100 6,100 5/20/2020 5/28/2022 1.00 100 488410 CA 320 30397 9477247408 JAMPRO MUSIC FACTORY, LLC 125,000 125,000 5/20/2020 5/28/2022 1.00 100 512290 NV 321 30398 9735567403 GOLDEN INDIAN CURRY HOUSE 17,100 17,100 5/20/2020 5/28/2022 1.00 100 722511 WA 322 30399 9717267403 ONE STOP FOOD MART 10,900 10,900 5/20/2020 5/28/2022 1.00 100 445120 NV 323 30400 9717857403 JBG CARGO 13,700 13,700 5/20/2020 5/28/2022 1.00 100 488510 CA 324 30402 9735747409 IVERSON MALL CITGO 61,100 61,100 5/20/2020 5/28/2022 1.00 100 447110 MD 325 30403 1611207805 ROYAL MARKET 23,700 23,700 5/21/2020 5/28/2022 1.00 100 445310 NV 326 30404 1625347802 SILVER GAS AND FOOD 16,100 16,100 5/21/2020 5/28/2022 1.00 100 447110 CA 327 30405 1612407808 PACIFIC GROVE 76 SMOG 3,800 3,800 5/21/2020 5/28/2022 1.00 100 447110 CA 328 30406 2027127800 ADOSAGE COFFEE 3,800 3,800 5/22/2020 5/28/2022 1.00 100 722513 CA 329 30407 4061247804 ALL INDIA CAFE 68,400 68,400 5/27/2020 6/4/2022 1.00 100 722511 CA 330 30408 2112877807 PARADISE COMMUNITY CARE 29,500 29,500 5/22/2020 5/28/2022 1.00 100 621610 CA 331 30409 2105847800 ANTELOPE LIQUORS AND GAS 22,600 22,600 5/22/2020 5/28/2022 1.00 100 447110 CA 332 30410 2256427800 SAFE HAVEN COMMUNITY CARE 103,600 103,600 5/22/2020 5/28/2022 1.00 100 621610 CA 333 30411 2185827804 CLOUD9 LIQUOR & SMOKE 19,100 19,100 5/22/2020 5/28/2022 1.00 100 445120 NV 334 30412 2146047803 PRO-T SHIRTS OUTLET 9,900 9,900 5/22/2020 5/28/2022 1.00 100 448140 CA 335 30414 3407617801 LA CHOUQUETTE 30,500 30,500 5/26/2020 5/28/2022 1.00 100 722515 CA 336 30415 4533097806 PRESIDENT THAI CUISINE 65,000 65,000 5/28/2020 6/4/2022 1.00 100 722511 CA 337 30416 4099437808 TOPS ELECTRIC 24,700 24,700 5/27/2020 6/4/2022 1.00 100 238210 CA 338 30417 4089777801 ROLLING RICE 20,800 20,800 5/27/2020 6/4/2022 1.00 100 722513 CA 339 30418 4078887804 SHOE WORLD 18,800 18,800 5/27/2020 6/4/2022 1.00 100 448210 CA 340 30420 5117607810 NEW VERMONT AUTOCARE 14,300 14,300 5/29/2020 6/4/2022 1.00 100 811121 CA 341 30421 4678847807 COLOMA FOOD AND LIQUOR 17,100 17,100 5/28/2020 6/4/2022 1.00 100 445310 CA 342 30423 6751057802 FEEL SAFE PRIVATE SECURIT 35,500 35,500 6/2/2020 6/4/2022 1.00 100 561612 CA 343 30424 7625587801 Z'S PLACE 25,600 25,600 6/3/2020 6/10/2022 1.00 100 722513 CA 344 30425 7450277810 LOVE SUSHI HOUSE I, INC. 94,400 94,400 6/3/2020 6/10/2022 1.00 100 722513 CA 345 30426 7378347801 DSME MEDICINE, INC. 34,500 34,500 6/3/2020 6/10/2022 1.00 100 621111 CA 346 30427 7845147800 KIDDIE WORLD 11,500 11,500 6/4/2020 6/10/2022 1.00 100 448130 CA 347 30428 2357097905 ANAHEIM JEWELRY 33,400 33,400 6/11/2020 6/18/2025 1.00 100 448310 CA 348 30429 2369647901 CHUNG WOON WHOLESALE 7,600 7,600 6/11/2020 6/18/2025 1.00 100 424940 CA 349 30430 2359147900 J 2 FABRIC, INC. 12,700 12,700 6/11/2020 6/18/2025 1.00 100 315210 CA 350 30432 2415497906 FASHION BLUE INC. 28,900 28,900 6/11/2020 6/18/2025 1.00 100 424320 NY 351 30433 2369197908 LA SANTA AUTO 17,600 17,600 6/11/2020 6/18/2025 1.00 100 811191 CA 352 30434 2415237909 SHAWKI HAFFAR, M.D. A MED 7,700 7,700 6/11/2020 6/18/2025 1.00 100 621111 CA 353 30435 2373017903 SO CAL CHIMNEY SERVICES 8,100 8,100 6/11/2020 6/18/2025 1.00 100 561790 CA 354 30436 2465487901 RAPHA 365 ACUPUNCTURE 8,400 8,400 6/11/2020 6/18/2025 1.00 100 621399 CA 355 30437 2406317907 WONIL LEE, M.D., INC. 15,000 15,000 6/11/2020 6/18/2025 1.00 100 621111 CA 356 30438 2821877908 CREEK SIDE LIQUOR BAIT & 15,700 15,700 6/12/2020 6/18/2025 1.00 100 445310 CA 357 30439 5170577900 PJ'S FOOD AND GAS 21,200 21,200 6/15/2020 6/24/2025 1.00 100 447110 NV 358 30441 6521047902 SHOP N GO 17,100 17,100 6/16/2020 6/24/2025 1.00 100 447110 NV 359 30442 6878417909 HOLBROOK STATION MINI MAR 7,000 7,000 6/16/2020 6/24/2025 1.00 100 445120 NV 360 30444 7388797909 COUNTY LINE CLEANER 43,500 43,500 6/17/2020 6/24/2025 1.00 100 812320 CA 361 30445 7406347908 FONTANA RANCH MARKET 47,100 47,100 6/17/2020 6/24/2025 1.00 100 445110 CA 362 30446 7668357900 PARADISE LIQUOR FOOD 16,400 16,400 6/17/2020 6/24/2025 1.00 100 445310 CA 363 30448 7488597905 STUDY PLUS, INC. 13,400 13,400 6/17/2020 6/24/2025 1.00 100 611691 CA 364 30449 8378847901 PLEASANT POINT DENTAL 10,900 10,900 6/18/2020 6/24/2025 1.00 100 621210 CA 365 30451 9167887907 CHUCK'S CIRCLE C MARKET 15,000 15,000 6/19/2020 6/24/2025 1.00 100 447110 NV 366 30452 8767367903 3 MONKEY SMOKE SHOP 12,800 12,800 6/18/2020 6/24/2025 1.00 100 445120 CA 367 30453 8659047904 STAR CLEANERS 3,600 3,600 6/18/2020 6/24/2025 1.00 100 812320 NV 368 30454 8657737906 SIGMA IMPEX, INC. 23,400 23,400 6/18/2020 6/24/2025 1.00 100 424320 NJ 369 30455 1435618000 CIRCLE CK DELI & FOOD STO 20,500 20,500 6/22/2020 7/1/2025 1.00 100 445120 CA 370 30456 9263517901 NEIL R. SONI MD, INC. 20,800 20,800 6/19/2020 6/24/2025 1.00 100 621111 CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guarant eed Percentage Naics State 371 30457 1619258004 GARLOCK ROAD PRODUCTIONS 50,100 50,100 6/22/2020 7/1/2025 1.00 100 711510 CA 372 30458 1458698005 I LOVE SUSHI, INC. 34,500 34,500 6/22/2020 7/1/2025 1.00 100 722513 CA 373 30459 2069448001 LAKE TAHOE SHELL 9,500 9,500 6/23/2020 7/1/2025 1.00 100 447110 CA 374 30460 3003328002 BONNIE AND SAM HAIR SALON 11,200 11,200 6/24/2020 7/1/2025 1.00 100 812112 CA 375 30461 2052998006 YEOMIJI INC 9,200 9,200 6/23/2020 7/1/2025 1.00 100 722511 NY 376 30462 2160468008 SUPER STOP 24,100 24,100 6/23/2020 7/1/2025 1.00 100 447110 NV 377 30463 2160868010 AMPM #83544 98,900 98,900 6/23/2020 7/1/2025 1.00 100 447110 CA 378 30465 3388598002 WHOLE FRESH SEAFOOD PRODU 7,500 7,500 6/24/2020 7/1/2025 1.00 100 424460 CA 379 30466 3134928005 GOLDEN HARVEST GROUP LLC 5,900 5,900 6/24/2020 7/1/2025 1.00 100 424460 CA 380 30467 4309138001 SANG SANG DANG MEDICAL AC 32,300 32,300 6/25/2020 7/1/2025 1.00 100 621399 CA 381 30468 3929968010 TAHOE BIG CLOUDZ INC. 5,700 5,700 6/25/2020 7/1/2025 1.00 100 453991 CA 382 30469 4187518009 LAKEMILL MAXI MART 9,500 9,500 6/25/2020 7/1/2025 1.00 100 445310 NV 383 30471 4319408003 CHICAGO'S DISCOUNT CLEANE 15,100 15,100 6/25/2020 7/1/2025 1.00 100 812310 IL 384 30472 4701568006 NORTH VALLEY GROUP HOME 1 46,300 46,300 6/26/2020 7/1/2025 1.00 100 623990 CA 385 30473 4726428006 NORTH VALLEY RESIDENTIAL 42,900 42,900 6/26/2020 7/1/2025 1.00 100 623990 CA 386 30475 5993228004 BEAUMONT CAFE COUNTRY KIT 54,000 54,000 6/29/2020 7/8/2025 1.00 100 722511 CA 387 30476 4337288008 CRANKY INCORPORATED 16,600 16,600 6/25/2020 7/1/2025 1.00 100 711510 CA 388 30478 4985198003 PAWRADISE GROOMING 9,500 9,500 6/26/2020 7/1/2025 1.00 100 812910 CA 389 30479 6124648004 ESPARTO GRAB AND GO 30,100 30,100 6/29/2020 7/8/2025 1.00 100 445110 CA 390 30480 5999548007 HYUNSUK OH CHIROPRACTIC 18,900 18,900 6/29/2020 7/8/2025 1.00 100 621310 CA 391 30482 6088428010 POS360 55,500 55,500 6/29/2020 7/8/2025 1.00 100 522390 CA 392 30484 6472728000 COUNTRY WEST LIQUOR 28,200 28,200 6/30/2020 7/8/2025 1.00 100 445310 CA 393 30485 6498028000 INSURANCE AND FINANCIAL 20,800 20,800 6/30/2020 7/8/2025 1.00 100 524298 CA 394 30486 6751748009 MOUNTAIN MIKE'S PIZZA 28,900 28,900 6/30/2020 7/8/2025 1.00 100 722513 CA 395 30487 6856378001 SAVE MART LIQUOR 7,100 7,100 6/30/2020 7/8/2025 1.00 100 445120 CA 396 30488 6844958001 TAHOE KEYS LIQUOR 9,200 9,200 6/30/2020 7/8/2025 1.00 100 445310 CA 397 30489 7003338003 BIONICOS LOS MARINEROS 26,600 26,600 6/30/2020 7/8/2025 1.00 100 722513 CA 398 30490 7002658003 CELERINO'S PALLETS 36,300 36,300 6/30/2020 7/8/2025 1.00 100 423310 CA 399 30491 6957438005 GRAMAJO PALLETS, INC. 42,700 42,700 6/30/2020 7/8/2025 1.00 100 423310 CA 400 30493 7023498002 POLARIS CONSULTING LLC 9,100 9,100 6/30/2020 7/8/2025 1.00 100 541519 CA 401 30494 7007788006 REAL AUTO ELECTRIC, INC. 21,400 21,400 6/30/2020 7/8/2025 1.00 100 811118 CA 402 30496 7006768009 YOUR PLUMBING SOLUTION 27,700 27,700 6/30/2020 7/8/2025 1.00 100 238220 CA 403 30497 9468198008 WIENERSCHNITZEL #418 50,300 50,300 7/7/2020 7/16/2025 1.00 100 722513 CA 404 30498 1278678100 MILLBRAE SQUARE CHEVRON 51,200 51,200 7/9/2020 7/16/2025 1.00 100 447110 CA 405 30499 1471908110 FRIENDS LIQUOR AND CONVEN 12,300 12,300 7/9/2020 7/16/2025 1.00 100 445120 NV 406 30500 4371208108 EL DURANGO GRILL. LLC 12,700 12,700 7/16/2020 7/23/2025 1.00 100 722513 CA 407 30501 3128838104 PORT OF SUBS 62 17,700 17,700 7/14/2020 7/23/2025 1.00 100 722513 CA 408 30502 3038038107 PORT OF SUBS 216 12,000 12,000 7/14/2020 7/23/2025 1.00 100 722513 NV 409 30503 3110608107 STILLPOINT HEALTH CENTER 19,900 19,900 7/14/2020 7/23/2025 1.00 100 621310 CA 410 30504 4413188103 A & B MARKET 20,800 20,800 7/16/2020 7/23/2025 1.00 100 445120 CA 411 30505 3931188109 MOUNTAIN MIKE'S PIZZA 24,500 24,500 7/15/2020 7/23/2025 1.00 100 722511 CA 412 30506 3890888110 MONTE VISTA FOOD & LIQUOR 20,800 20,800 7/15/2020 7/23/2025 1.00 100 445310 CA 413 30507 4893338109 PICK N GO 10,100 10,100 7/17/2020 7/23/2025 1.00 100 445110 CA 414 30508 4530478106 KWIKEE MART 20,800 20,800 7/16/2020 7/23/2025 1.00 100 445110 CA 415 30509 4850448107 RAY'S FOOD CENTER 38,200 38,200 7/17/2020 7/23/2025 1.00 100 445110 CA 416 30510 7046948107 CALISTOGA LIQUOR 23,800 23,800 7/22/2020 7/30/2025 1.00 100 445120 CA 417 30511 6519518103 COUNTRY WINE AND LIQUOR 8,400 8,400 7/21/2020 7/30/2025 1.00 100 445310 CA 418 30512 6335518109 AGUITAS BAR AND GRILL 14,600 14,600 7/21/2020 7/30/2025 1.00 100 722513 NV 419 30514 7067958109 WIENERSCHNITZEL #874 26,700 26,700 7/22/2020 7/30/2025 1.00 100 722511 CA 420 30515 7463648101 CHEEMA LIQUOR STORE INC 16,800 16,800 7/23/2020 7/30/2025 1.00 100 445120 CA 421 30516 7660588106 BARBARA RECK ALPERT 18,900 18,900 7/23/2020 7/30/2025 1.00 100 531210 CA 422 30517 7650238102 KRUBIM 26 INTERNATIONAL 50,700 50,700 7/23/2020 7/30/2025 1.00 100 423690 CA 423 30519 1173528203 SMART STOP FOOD MART 36,100 36,100 7/29/2020 8/6/2025 1.00 100 447110 CA 424 30520 2943328204 NORTH NATOMAS MEDICAL 43,300 43,300 8/3/2020 8/6/2025 1.00 100 621111 CA 425 30521 9413038107 JP QUICK MART, PORT OF SU 11,600 11,600 7/28/2020 8/6/2025 1.00 100 445120 NV 426 30522 9441098100 TIME OUT BURGER, LLC 13,200 13,200 7/28/2020 8/6/2025 1.00 100 722514 CA 427 30523 9624348106 A'S DISCOUNT CIGARETTES 16,700 16,700 7/28/2020 8/6/2025 1.00 100 453991 CA 428 30524 1671698200 UNION CM INC 84,600 84,600 7/30/2020 8/6/2025 1.00 100 423840 CA 429 30525 1678108201 FRUITRIDGE QUICK MART 23,100 23,100 7/30/2020 8/6/2025 1.00 100 445310 CA 430 30526 1613368208 JEWELL CLEANERS 42,300 42,300 7/30/2020 8/6/2025 1.00 100 812320 CA 431 30527 1698658210 QUICK SAVE MARKET 13,500 13,500 7/30/2020 8/6/2025 1.00 100 445120 CA 432 30528 1983138206 LUDIA AMERICA FOUNDATION 8,000 8,000 7/31/2020 8/6/2025 1.00 100 425110 CA 433 30530 3811018208 PACIFIC FOAM, INC. 41,000 41,000 8/5/2020 8/13/2025 1.00 100 811490 CA 434 30531 2836608210 PROPELLER 5 31,400 31,400 8/3/2020 8/6/2025 1.00 100 541618 CA 435 30532 3567768207 7-ELEVEN STORE #18386D 52,900 52,900 8/4/2020 8/6/2025 1.00 100 445120 NV 436 30533 4029378205 HI & BUY 12,800 12,800 8/5/2020 8/13/2025 1.00 100 445310 CA 437 30534 4080488209 ELAN SKINCARE 10,500 10,500 8/5/2020 8/13/2025 1.00 100 812990 CA 438 30535 4150478202 DISCOUNT TOBACCO STORE 8,700 8,700 8/5/2020 8/13/2025 1.00 100 453991 CA 439 30537 4538768202 RUNJEEV G IGNATIUS 5,600 5,600 8/6/2020 8/13/2025 1.00 100 541430 CA 440 30538 5171278205 EMIL'S LIQUOR & SPORT SHO 21,300 21,300 8/7/2020 8/13/2025 1.00 100 447110 CA 441 30539 5323608208 LAW OFFICES OF ZACKY P. R 20,800 20,800 8/7/2020 8/13/2025 1.00 100 541110 CA 442 30540 5425878209 DIRECT MANUFACTURING CENT 20,800 20,800 8/7/2020 8/13/2025 1.00 100 424990 CA 443 30541 5444308208 LAS PALMAS CAFE 63,300 63,300 8/7/2020 8/13/2025 1.00 100 722511 CA 444 40001 4180828310 IDOLIAN; JEMJEM; DIGITZ 272,520 272,520 1/25/2021 1/26/2026 1.00 100 454110 CA Total 21,400,620 20,577,312

(3)	Junior TD Loan Schedule

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 1 12331-C ARCO AMPM 500,000 484,700 484,700 9/23/2019 10/15/2024 4.25 - 447110 CA 2 12336-C HOILDAY INN EXPRESS 275,000 268,261 268,261 11/18/2019 12/10/2024 4.75 - 721110 NM 3 12338-C LA QUINTA INN 275,000 268,261 268,261 11/18/2019 12/10/2024 4.75 - 721110 NM 4 12340-C L. LOVE, INC. 400,000 389,674 389,674 11/7/2019 11/12/2024 4.75 - 424330 CA Total 1,450,000 1,410,896 1,410,896

Schedule 1.1(c)

Schedule 1.11

Litigation (Seller as Plaintiff)

NONE

Schedule 1.11

Schedule 2.3

Required Consents

1.	SBA respecting the transfer of the SBA Loans, Guaranteed Interests, PPP Loans, and Servicing Rights to Purchaser
2.	SBA respecting the early redemption or payoff of the Securitized Trust Debts, including the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts
3.

Wells Fargo, N.A., as Indenture Trustee, approving satisfaction of the Indenture conditions upon the effectiveness, execution, and delivery of the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts

4.

Wilmington Trust, National Association, as trustee of the Trusts, approving the execution and delivery of the Issuer Order respecting the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts and execution and delivery of the Supplemental Indentures

Schedule 2.3

Schedule 2.6

Litigation - Seller as Defendant or Third Party Action

NONE

Schedule 2.6

Schedule 2.8

Exceptions to Loan Level Warranties

NONE

Schedule 2.8

Exhibit 2.8

Loan Level Representations and Warranties

With respect to each Loan included in the Transferred Assets, Seller hereby warrants and represents, as of the Closing unless otherwise provided below, that:

1.each of the Loan Documents to which Seller is a party has been duly and validly authorized, executed and delivered by Seller, is in full force and effect with respect to Seller, and constitutes legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally;

2.as of the Business Day immediately preceding the Effective Date, the information set forth on the Schedule 1.1(c) is true and correct as to each Loan listed thereon;

3.the Loan Documents delivered to Purchaser at Closing are all of the documents and agreements entered into, executed or delivered to or by Seller or the applicable Loan Obligor in connection with such Loan, and such Loan Documents constitute the entire agreement of Assignor and such Loan Obligor with respect to such Loan and there are no other written agreements or representations, or any oral agreements, in connection therewith;

4.Other than as disclosed in this Agreement and other than any agreement delivered with the Loan Documents relating to a Loan, no Loan is subject to any debt subordination agreement, participation agreement, intercreditor agreement, owner trust agreement, purchase agreement, collateral sharing agreement, and no Loan is subject to any agreement, contract or other arrangement pursuant to which any interest in the Loan or any payment due thereunder has been sold, used as collateral, transferred to or otherwise disposed of by Seller;

5.Seller has no knowledge of any Loan Document to which the applicable Loan Obligor is a party that has not been duly and validly authorized, executed and delivered by such Loan Obligor;

6.Seller has no knowledge of any Loan Document to which the applicable Loan Obligor is a party that does not constitute the legal, valid and binding obligations of such Loan Obligor, enforceable against it in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally;

7.to Sellers’ knowledge, each such Loan Document is in full force and effect, and not subject to any valid defense, offset, claim, right of rescission or counterclaim by the Loan Obligor under such Loan Document;

8.Seller is not in breach of or default of any of its material obligations which exist at Closing under any Loan Document;

Exhibit 2.8

1

9.to Seller’s knowledge, no event has occurred which, with notice and/or lapse of time, would constitute a default by any Loan Obligor under any Loan Document with respect to such Loan;

10.Seller is in compliance in all material respects with all Laws applicable to each such Loan and Loan Documents;

11.Seller is not delinquent in the payment of any Tax or the filing of any Tax Return with respect to such Loan;

12.to Seller’s knowledge, no Loan Obligor has entered into any Loan Document for personal, family or household use or for agricultural purposes, or is required under any applicable Law to withhold from payments on any such Loan Document of any interest or other withholdings for the payment of taxes to any Governmental Authority;

13.Seller or its custodian or other bailee has in its possession a fully executed original of any loan agreement, loan and security agreement or promissory note (and an executed original or a true and correct copy of all other Loan Documents relating to the applicable Loan), and, as of the Closing Date, Seller has delivered to Purchaser each and every original in its possession or has instructed the custodian or other bailee thereof to do so;

14.As to each original promissory note evidencing a Loan delivered to Purchaser on or prior to the Closing, such Loan Document constitutes the genuine sole original counterpart thereof, and any stock certificates, securities or instruments executed and/or delivered in connection with the Loan Documents have been delivered to Purchaser;

15.Seller has no knowledge of any facts impairing the value or validity of any Loan, any rights created under the applicable Loan Documents, or the Collateral described in such Loan Documents;

16.Each Loan Document was entered into in compliance with, and complies in all material respects with, all applicable Laws and requirements with respect to the creation of the Loan Obligor’s obligations thereunder, the billing or collection of discounts, fees or similar charges, the amount of interest or other charges which may be collected, and the disclosure of discounts, fees, interest or other charges; and

17.With respect to each Lien on any Collateral, such Lien has been duly perfected by the filing of all appropriate Uniform Commercial Code financing statements (with respect to personal property Collateral) and the recordation of all appropriate real estate mortgages or deeds of trust (with respect to real property Collateral), and each such Lien is of first priority, junior only to any Lien, claim or encumbrance, restriction, consent or procedures set forth in the applicable Loan Documents.

As used in this Exhibit 2.8, the words “Seller’s knowledge” and words of similar import mean the actual knowledge, without investigation other than the proper conduct of their duties as officers and/or employees of Seller, of Young Shim or Suyong Kim.  Purchaser acknowledges that the foregoing individuals are named solely for the purpose of defining and narrowing the scope of Seller's knowledge and not for the purpose of imposing any liability on or creating any duties running from any of such individuals to Purchaser.  None of those individuals shall have any personal liability for inaccuracy in any of the foregoing representations and warranties.

Exhibit 2.8

2